OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2013
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09223

                          Pioneer Strategic Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  September 30


Date of reporting period:  October 1, 2011 through March 31, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Strategic
                       Income Fund
--------------------------------------------------------------------------------
                       Semiannual Report | March 31, 2012
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A PSRAX
                       Class B PSRBX
                       Class C PSRCX
                       Class R STIRX
                       Class Y STRYX
                       Class Z STIZX

                       [LOGO]PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              8
Prices and Distributions                                                       9
Performance Update                                                            10
Comparing Ongoing Fund Expenses                                               16
Schedule of Investments                                                       18
Financial Statements                                                          85
Notes to Financial Statements                                                 95
Approval of Investment Advisory Agreement                                    107
Trustees, Officers and Service Providers                                     111

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    1

President's Letter

Dear Shareowner,

The U.S. economy continued its recovery through the first quarter of 2012, even as broader global concerns weighed on investors. The U.S. unemployment rate fell to 8.1% in April, and some indicators suggest that it may continue to trend down. The housing market continued to improve, fueled in part by record-low mortgage rates. The risk of rising oil prices appeared to recede. The improved outlook helped U.S. equity markets to perform well in the first quarter, with the Standard & Poor's 500 Index rising by 12%. For bond investors, the riskier sectors of the bond market fared the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, rose by just 0.3%, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, rose by 5.15%.

We are cautiously optimistic that the U.S. economy will continue to improve. But we are also closely monitoring macroeconomic concerns that could change the market's direction, such as the lingering debt woes in Europe, the state of the Chinese economy, and the U.S. government's fiscal situation. Clouds have continued to hover over Europe, as the exit of Greece from the Euro-zone remains a possibility. Meanwhile, China continues to face a potential slowdown in economic growth. In the U.S., tax increases and spending cuts scheduled to take effect at year-end should, unless fiscal policy changes, sharply reduce the budget deficit -- which would be very good for the country in the longer run -- but also could potentially stall U.S. economic growth in 2013. All of these considerations may lead to further market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

Pioneer's investment professionals focus on finding good opportunities to invest in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually

2    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12
monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    3

Portfolio Management Discussion | 3/31/12

Corporate bonds and other credit-sensitive securities generated healthy, positive returns during the six months ended March 31, 2012, as investors grew more confident about the strength of the economic recovery and the ability of corporations to deliver solid earnings. In the following interview, Kenneth J. Taubes discusses the factors that affected the performance of Pioneer Strategic Income Fund over the six months ended March 31, 2012. Mr. Taubes, Chief Investment Officer, U.S., and portfolio manager at Pioneer Investments, is responsible for the daily management of the Fund.

Q     How did the Fund perform during the six months ended March 31, 2012?

A Pioneer Strategic Income Fund Class A shares produced a total return of 6.46% at net asset value during the six months ended March 31, 2012, while the Fund's benchmark, the Barclays Capital U.S. Universal Bond Index, returned 2.31%. During the same period, the average return of the 204 mutual funds in Lipper's Multi-Sector Income Funds category was 6.73%. On March 31, 2012, the 30-day standard SEC yield of Class A shares was 5.26%.

Q How would you describe the investment environment during the six months ended March 31, 2012?

A The period featured a favorable market for investing in credit-sensitive securities, particularly U.S.-based debt. The domestic economy continued to improve, albeit at a slow-to-moderate pace, making steady progress in emerging from the effects of the recession of 2007-2008. Gross domestic product (GDP) grew, expanding at a 3.0% annual pace in the final quarter of 2011 (October through December), compared with a 1.8% GDP growth rate the previous quarter. Industrial production picked up and retail sales improved. The jobs market, which had remained sluggish, began to get better, while consumer spending and industrial production both increased. Corporate earnings growth remained healthy during the six-month period and most leading domestic corporations displayed healthy finances, with strong balance sheets. The Federal Reserve Board (the Fed), meanwhile, indicated that it planned to continue to keep short-term interest rates at very low levels into 2014.

      Progress was not as evident, however, in Europe, where the sovereign-debt crisis in Greece and several other countries threatened to pull the entire continent into recession. That said, investor sentiment improved even there as the European Central Bank (ECB) reversed its monetary policy and moved to increase liquidity in the financial markets, strengthen the region's banking system and give political leaders more time to fashion longer-term

4    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12
      solutions to their debt problems. Meanwhile, the German economy continued to do well.

      In that environment, investors showed a willingness to accept credit risk, and corporate bonds and other credit-sensitive securities performed well.

Q How was the Fund's portfolio positioned during the six months ended March 31, 2012, and how did the positioning affect performance?

A We kept the Fund well diversified during the period, while maintaining an emphasis on credit-sensitive securities throughout the six months. The focus on the credit sectors and the low portfolio exposure to underperforming Treasuries helped to drive the Fund's benchmark-relative outperformance. With few exceptions, the portfolio's domestic credit selections generally performed well, as did selections in the emerging markets. In addition, the Fund's exposure to foreign currencies supported performance during the period.

      The Fund maintained healthy exposures to credit-sensitive securities such as high-yield corporate loans, investment-grade corporates and bank loans during the six-month period, as we continued to believe that corporations were displaying healthy financial profiles and would continue to meet their debt obligations, even in a slow-growth economy. The portfolio's allocations at the end of the semiannual reporting period on March 31, 2012, included a roughly 30% position in U.S. high-yield corporate bonds, while domestic investment-grade corporates represented about 22% of net assets. Bank loans, and emerging market and international high-yield securities each accounted for 13% of the Fund's net assets. About 7.5% of the Fund's assets were invested in securities denominated in foreign currencies at period end. Conversely, we largely avoided Treasuries and government agency securities, as the Fund had slightly more than 2% of its net assets invested in those securities at the end of March. The Fund's effective duration -- a measure of price sensitivity to changes in interest rates -- was 3.85 years as of March 31, 2012.

Q What were some of the individual investments that had notable effects on the Fund's performance during the six months ended March 31, 2012?

A The portfolio's heavy exposure to the debt of U.S.-based corporations had a major positive influence on results. Standouts among the Fund's domestic investments included the convertible debt of Intel and Novellus Systems, two technology corporations involved in the manufacture of semiconductor chips, or integrated circuits.

      In the emerging markets, credit selection was very good for the Fund's results, with investments in Brazilian government bonds performing particularly well. In Europe, we took advantage of appealing prices for Italian government bonds and established a position in them as the ECB's new

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    5
      monetary policies went into effect and a new national government assumed office. Subsequently, we took profits and sold the Italian bonds from the portfolio after they gained in price.

      The Fund did, however, have a few holdings which disappointed during the six-month period. Among the most notable underperformers were several airport facility bonds that were dependent on revenues from American Airlines. The securities fell in value when AMR, the airline's parent company, filed for bankruptcy protection in November 2011. Other investments that detracted from the Fund's performance during the period included the debt of James River Coal, which was hurt by weakening demand for coal, and securities issued by Horizon Lines, a container shipping company that went through reorganization.

Q     What is your investment outlook?

A We think the recovery in the domestic economy is strengthening and broadening. Even the housing industry is starting to show signs of stabilization and should receive further support from rising employment. The nation's manufacturing sector continues to be a bright spot in the domestic economy because of cyclical trends as the economy moves through the business cycle, and because of long-term secular trends that have been driving down labor costs. Moreover, the abundant and relatively cheap supply of natural gas in North America has helped to increase the competitiveness of U.S.-based manufacturers. The resulting improvements in employment should have positive effects on household income, consumer spending and the housing sector.

      However, several factors also could restrain the pace of the economic revival. First, the lagged effects of spending cutbacks by state and local governments over the past two years continue to be felt. At the same time, the longer-term economic outlook in Europe remains unsettled as government leaders struggle to deal with massive debts. Meanwhile, moderating growth in Asia could adversely affect export-dependent industries in the United States.

      While the Fed has indicated that short-term interest rates are likely to remain low, we do not expect any additional new measures by the central bank to increase liquidity in the financial system, as long as growth remains on its current track.

      Given our outlook, we expect to continue to de-emphasize low-yielding Treasury securities in the portfolio, as we think they appear extraordinarily overpriced. We plan to maintain our emphasis on the credit sectors, with some overseas exposure as well, including select emerging market debt and European bonds when they appear attractive.

6    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

      We expect, however, that our main focus for the Fund's investments will continue to be on domestic corporate bonds, which in general appear attractive and have continued to be supported by solid underlying business and economic fundamentals.

Please refer to the Schedule of Investments on pages 18-84 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

The securities issued by U.S. Government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. Government. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    7

Portfolio Summary | 3/31/12

Portfolio Quality

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

AAA                                                                        18.8%
AA                                                                          3.2%
A                                                                           8.1%
BBB                                                                        23.5%
BB                                                                         20.4%
B                                                                          14.9%
CCC                                                                         1.7%
Not Rated                                                                   5.1%
Cash Equivalents                                                            4.3%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. Canada Housing Trust No 1, 3.75%, 3/15/20 (144A)                       0.71%
--------------------------------------------------------------------------------
 2. Canadian Government Bond, 2.0%, 6/1/16                                 0.65
--------------------------------------------------------------------------------
 3. U.S. Treasury Bonds, 4.5%, 8/15/39                                     0.60
--------------------------------------------------------------------------------
 4. International Bank for Reconstruction & Development, 3.25%, 4/14/14    0.56
--------------------------------------------------------------------------------
 5. Intel Corp., 2.95%, 12/15/35                                           0.52
--------------------------------------------------------------------------------
 6. U.S. Treasury Bonds, 4.375%, 11/15/39                                  0.52
--------------------------------------------------------------------------------
 7. Philippine Government Bond, 5.875%, 3/1/32                             0.49
--------------------------------------------------------------------------------
 8. Sweden Government Bond, 6.75%, 5/5/14                                  0.49
--------------------------------------------------------------------------------
 9. Gold Fields Orogen Holding BVI, Ltd., 4.875%, 10/7/20 (144A)           0.48
--------------------------------------------------------------------------------
10. Federal Home Loan Mortgage Corp., 5.0%, 11/1/39                        0.47
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Prices and Distributions | 3/31/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class                               3/31/12                              9/30/11
--------------------------------------------------------------------------------
  A                                 $ 10.93                              $ 10.63
--------------------------------------------------------------------------------
  B                                 $ 10.77                              $ 10.48
--------------------------------------------------------------------------------
  C                                 $ 10.70                              $ 10.41
--------------------------------------------------------------------------------
  R                                 $ 11.10                              $ 10.80
--------------------------------------------------------------------------------
  Y                                 $ 10.93                              $ 10.64
--------------------------------------------------------------------------------
  Z                                 $ 10.92                              $ 10.62
--------------------------------------------------------------------------------

Distributions per Share: 10/1/11-3/31/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment            Short-Term             Long-Term
Class                   Income              Capital Gains          Capital Gains
--------------------------------------------------------------------------------
  A                    $ 0.2776                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------
  B                    $ 0.2267                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------
  C                    $ 0.2358                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------
  R                    $ 0.2673                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------
  Y                    $ 0.2957                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------
  Z                    $ 0.2922                $ 0.0212               $ 0.0756
--------------------------------------------------------------------------------

The Barclays Capital U.S. Universal Index is the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-15.

                Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    9

Performance Update | 3/31/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund at public offering price, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                   Net Asset     Public Offering
Period                                             Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                           8.68%         8.18%
5 Years                                            7.60          6.61
1 Year                                             4.80          0.10
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                   Gross         Net
--------------------------------------------------------------------------------
                                                   1.06%         1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic       Barclays Capital
                                         Income Fund        U.S. Universal Index
3/02                                       $9,550                 $10,000
                                           $10,884                $11,146
3/04                                       $12,715                $11,896
                                           $13,596                $12,094
3/06                                       $14,153                $12,449
                                           $15,222                $13,323
3/08                                       $15,981                $14,199
                                           $14,351                $14,355
3/10                                       $19,058                $15,846
                                           $20,948                $16,754
3/12                                       $21,955                $18,026

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Performance Update | 3/31/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   7.84%         7.84%
5 Years                                                    6.77          6.77
1 Year                                                     3.91         -0.04
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.87%         1.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic       Barclays Capital
                                         Income Fund        U.S. Universal Index
3/02                                       $10,000                $10,000
                                           $11,313                $11,146
3/04                                       $13,112                $11,896
                                           $13,916                $12,094
3/06                                       $14,373                $12,449
                                           $15,330                $13,323
3/08                                       $15,980                $14,199
                                           $14,230                $14,355
3/10                                       $18,761                $15,846
                                           $20,472                $16,754
3/12                                       $21,273                $18,026

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit us.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    11

Performance Update | 3/31/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   7.90%        7.90%
5 Years                                                    6.87         6.87
1 Year                                                     4.08         4.08
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.74%        1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Strategic          Barclays Capital
                              Income Fund          U.S. Universal Index
3/02                            $10,000                   $10,000
                                $11,316                   $11,146
3/04                            $13,095                   $11,896
                                $13,909                   $12,094
3/06                            $14,388                   $12,449
                                $15,344                   $13,323
3/08                            $16,005                   $14,199
                                $14,265                   $14,355
3/10                            $18,809                   $15,846
                                $20,551                   $16,754
3/12                            $21,391                   $18,026


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Performance Update | 3/31/12                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.47%        8.47%
5 Years                                                    7.32         7.32
1 Year                                                     4.42         4.42
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           1.35%        1.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Strategic        Barclays Capital
                                Income Fund         U.S. Universal Index
3/02                              $10,000           $10,000
                                  $11,344           $11,146
3/04                              $13,317           $11,896
                                  $14,196           $12,094
3/06                              $14,756           $12,449
                                  $15,841           $13,323
3/08                              $16,607           $14,199
                                  $14,862           $14,355
3/10                              $19,688           $15,846
                                  $21,600           $16,754
3/12                              $22,554           $18,026


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the NAV performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    13

Performance Update | 3/31/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.99%        8.99%
5 Years                                                    8.00         8.00
1 Year                                                     5.05         5.05
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           0.72%        0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                      Pioneer Strategic      Barclays Capital
                                         Income Fund       U.S. Universal Index
3/02                                     $ 5,000,000            $5,000,000
3/03                                     $ 5,700,255            $5,573,096
3/04                                     $ 6,659,157            $5,948,174
3/05                                     $ 7,140,569            $6,046,889
3/06                                     $ 7,471,864            $6,224,732
3/07                                     $ 8,053,375            $6,661,703
3/08                                     $ 8,499,078            $7,099,262
3/09                                     $ 7,662,105            $7,177,608
3/10                                     $10,205,994            $7,923,064
3/11                                     $11,261,013            $8,377,075
3/12                                     $11,830,176            $9,013,042

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Y shares on September 10, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Performance Update | 3/31/12                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Strategic Income Fund, compared to that of the Barclays Capital U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2012)
--------------------------------------------------------------------------------
                                                           If           If
Period                                                     Held         Redeemed
--------------------------------------------------------------------------------
10 Years                                                   8.75%        8.75%
5 Years                                                    7.86         7.86
1 Year                                                     5.10         5.10
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated February 1, 2012)
--------------------------------------------------------------------------------
                                                           Gross        Net
--------------------------------------------------------------------------------
                                                           0.82%        0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                      Pioneer Strategic      Barclays Capital
                                         Income Fund       U.S. Universal Index
3/02                                       $10,000                $10,000
                                           $11,401                $11,146
3/04                                       $13,318                $11,896
                                           $14,241                $12,094
3/06                                       $14,825                $12,449
                                           $15,857                $13,323
3/08                                       $16,684                $14,199
                                           $15,032                $14,355
3/10                                       $19,974                $15,846
                                           $22,022                $16,754
3/12                                       $23,145                $18,026

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the commencement of operations of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares prior to their inception would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on actual returns from October 1, 2011 through March 31, 2012.

----------------------------------------------------------------------------------------------------------
Share Class                   A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Value on 10/1/11
----------------------------------------------------------------------------------------------------------
Ending Account            $ 1,064.60    $ 1,059.50    $ 1,060.80    $ 1,062.60    $ 1,065.40    $ 1,066.10
Value (after expenses)
on 3/31/12
----------------------------------------------------------------------------------------------------------
Expenses Paid             $     5.32    $     9.83    $     9.02    $     7.22    $     3.72    $     4.39
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.91%, 1.75%, 1.40%, 0.72% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2011 through March 31, 2012.

----------------------------------------------------------------------------------------------------------
Share Class                   A             B             C             R             Y             Z
----------------------------------------------------------------------------------------------------------
Beginning Account         $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00    $ 1,000.00
Valueon 10/1/11
----------------------------------------------------------------------------------------------------------
Ending Account            $ 1,019.85    $ 1,015.45    $ 1,016.25    $ 1,018.00    $ 1,021.40    $ 1,020.75
Value (after expenses)
on 3/31/12
----------------------------------------------------------------------------------------------------------
Expenses Paid             $     5.20    $     9.62    $     8.82    $     7.06    $     3.64    $     4.29
During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.91%, 1.75%, 1.40%, 0.72% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    17

Schedule of Investments | 3/31/12 (unaudited)

----------------------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 4.4%
                                           ENERGY -- 0.4%
                                           Oil & Gas Equipment & Services -- 0.0%+
      1,035,000                    BB/NR   Exterran Holdings, Inc., 4.25%, 6/15/14                $    1,032,412
----------------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 0.1%
      4,600,000                  BB+/Ba3   Chesapeake Energy Corp., 2.25%,
                                           12/15/38                                               $    3,720,250
      3,990,000                  BB+/Ba3   Chesapeake Energy Corp., 2.5%,
                                           5/15/37                                                     3,675,788
                                                                                                  --------------
                                                                                                  $    7,396,038
----------------------------------------------------------------------------------------------------------------
                                           Coal & Consumable Fuels -- 0.3%
     11,527,000                   BB-/NR   Alpha Appalachia Holdings, Inc., 3.25%,
                                           8/1/15                                                 $   10,345,482
     10,962,000                   CCC/B2   James River Coal Co., 3.125%, 3/15/18                       5,130,764
                                                                                                  --------------
                                                                                                  $   15,476,246
                                                                                                  --------------
                                           Total Energy                                           $   23,904,696
----------------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 0.2%
                                           Diversified Metals & Mining -- 0.2%
      9,900,000                    BB/NR   Vedanta Resources Jersey, Ltd., 5.5%,
                                           7/13/16                                                $    9,226,800
----------------------------------------------------------------------------------------------------------------
                                           Forest Products -- 0.0%+
      2,800,000                    NR/WR   Sino-Forest Corp., 5.0%,
                                           8/1/13 (144A) (c)                                      $      686,000
      5,015,000                    NR/WR   Sino-Forest Corp., 5.0%, 8/1/13 (c)                         1,228,675
                                                                                                  --------------
                                                                                                  $    1,914,675
                                                                                                  --------------
                                           Total Materials                                        $   11,141,475
----------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.6%
                                           Electrical Components & Equipment -- 0.3%
     13,615,000                     B/B2   General Cable Corp., 4.5%, 11/15/29
                                           (Step)                                                 $   14,346,806
----------------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy Trucks -- 0.3%
      6,235,000                    NR/NR   Greenbrier Companies, Inc., 3.5%,
                                           4/1/18 (144A)                                          $    5,977,806
     12,679,000                     B/NR   Navistar International Corp., 3.0%,
                                           10/15/14                                                   13,978,598
                                                                                                  --------------
                                                                                                  $   19,956,404
                                                                                                  --------------
                                           Total Capital Goods                                    $   34,303,210
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Marine -- 0.1%
      3,659,999                    NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17                     $    1,573,800
      1,016,666                    NR/NR   Horizon Lines, Inc., 6.0%, 4/15/17                            437,166
                                                                                                  --------------
                                                                                                  $    2,010,966
                                                                                                  --------------
                                           Total Transportation                                   $    2,010,966
----------------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                           Health Care Equipment -- 0.6%
     12,027,000                   BB+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)                   $   14,191,860
     20,545,000                    NR/NR   NuVasive, Inc., 2.75%, 7/1/17                              17,514,612
                                                                                                  --------------
                                                                                                  $   31,706,472
----------------------------------------------------------------------------------------------------------------
                                           Health Care Services -- 0.0%+
      2,045,000                    B+/B2   Omnicare, Inc., 3.25%, 12/15/35                        $    1,965,756
----------------------------------------------------------------------------------------------------------------
                                           Health Care Technology -- 0.1%
      5,075,000                    NR/NR   WebMD Health Corp., 2.25%, 3/31/16                     $    4,832,826
      2,430,000                    NR/NR   WebMD Health Corp., 2.5%, 1/31/18                           2,177,888
                                                                                                  --------------
                                                                                                  $    7,010,714
                                                                                                  --------------
                                           Total Health Care Equipment & Services                 $   40,682,942
----------------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 0.2%
                                           Biotechnology -- 0.2%
      3,750,000                    NR/NR   Cubist Pharmaceuticals, Inc., 2.5%,
                                           11/1/17                                                $    5,985,938
      6,760,000                    NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15                          7,055,750
                                                                                                  --------------
                                                                                                  $   13,041,688
                                                                                                  --------------
                                           Total Pharmaceuticals, Biotechnology
                                           & Life Sciences                                        $   13,041,688
----------------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 0.5%
                                           Application Software -- 0.5%
      6,150,000                    NR/NR   Concur Technologies, Inc., 2.5%,
                                           4/15/15 (144A)                                         $    7,833,562
     11,763,000                    NR/NR   Mentor Graphics Corp., 4.0%,
                                           4/1/31 (144A)                                              12,674,632
      7,295,000                   BB-/NR   Nuance Communications, Inc., 2.75%,
                                           11/1/31 (144A)                                              8,243,350
                                                                                                  --------------
                                                                                                  $   28,751,544
----------------------------------------------------------------------------------------------------------------
                                           Systems Software -- 0.0%+
      1,800,000                    NR/NR   Rovi Corp., 2.625%, 2/15/40                            $    1,887,750
                                                                                                  --------------
                                           Total Software & Services                              $   30,639,294
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    19

----------------------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                                           Computer Storage & Peripherals -- 0.1%
      6,595,000                    BB/NR   SanDisk Corp., 1.5%, 8/15/17                           $    7,806,831
----------------------------------------------------------------------------------------------------------------
                                           Electronic Components -- 0.2%
     13,240,000                   BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                           5/15/41 (144A)                                         $   11,270,550
                                                                                                  --------------
                                           Total Technology Hardware
                                           & Equipment                                            $   19,077,381
----------------------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 1.3%
                                           Semiconductor Equipment -- 0.6%
     12,006,000                 BB+/Baa1   Lam Research Corp., 1.25%,
                                           5/15/18 (144A)                                         $   12,606,300
     17,480,000                    NR/NR   Novellus Systems, Inc., 2.625%,
                                           5/15/41 (144A)                                             24,297,200
                                                                                                  --------------
                                                                                                  $   36,903,500
----------------------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.7%
     24,632,000                    A-/NR   Intel Corp., 2.95%, 12/15/35                           $   28,326,800
      4,754,000                    A-/A2   Intel Corp., 3.25%, 8/1/39                                  6,685,312
      2,364,000                    NR/NR   SunPower Corp., 4.75%, 4/15/14                              2,216,250
                                                                                                  --------------
                                                                                                  $   37,228,362
                                                                                                  --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                                $   74,131,862
----------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.1%
                                           Integrated Telecommunication Services -- 0.1%
      2,040,000                    NR/NR   MasTec, Inc., 4.0%, 6/15/14                            $    2,761,650
                                                                                                  --------------
                                           Total Telecommunication Services                       $    2,761,650
----------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE
                                           CORPORATE BONDS
                                           (Cost $237,244,384)                                    $  251,695,164
----------------------------------------------------------------------------------------------------------------
Shares

                                           PREFERRED STOCKS -- 1.0%
                                           BANKS -- 0.1%
                                           Diversified Banks -- 0.1%
        234,750       6.50       BBB+/A3   US Bancorp, Floating Rate Note,
                                           12/31/99                                               $    6,382,852
                                                                                                  --------------
                                           Total Banks                                            $    6,382,852
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------------------
                  Floating   S&P/Moody's
Shares            Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.6%
                                           Other Diversified Financial Services -- 0.6%
        909,650       7.88       BB/Baa3   Citigroup Capital XIII, Floating Rate Note,
                                           10/30/40                                               $   24,742,480
        462,775       8.12        CCC/B3   GMAC Capital Trust I, Floating Rate Note,
                                           2/15/40                                                    10,694,730
                                                                                                  --------------
                                                                                                  $   35,437,210
----------------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.0%+
          1,900                   CCC/B3   Ally Financial, Inc., 7.0%,
                                           12/31/99 (144A)                                        $    1,582,997
                                                                                                  --------------
                                           Total Diversified Financials                           $   37,020,207
----------------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.3%
                                           Integrated Telecommunication Services -- 0.3%
        566,000                BBB-/Baa3   Qwest Corp., 7.375%, 6/1/51                            $   14,738,640
                                                                                                  --------------
                                           Total Telecommunication Services                       $   14,738,640
----------------------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCKS
                                           (Cost $56,378,329)                                     $   58,141,699
----------------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCKS -- 0.7%
                                           CAPITAL GOODS -- 0.1%
                                           Industrial Machinery -- 0.1%
         27,900                BBB+/Baa3   Stanley Black & Decker, Inc., 4.75%,
                                           11/17/15                                               $    3,394,872
                                                                                                  --------------
                                           Total Capital Goods                                    $    3,394,872
----------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.2%
                                           Tires & Rubber -- 0.2%
        305,800                    NR/NR   The Goodyear Tire & Rubber Co., 5.875%,
                                           4/1/14                                                 $   12,669,294
                                                                                                  --------------
                                           Total Automobiles & Components                         $   12,669,294
----------------------------------------------------------------------------------------------------------------
                                           BANKS -- 0.3%
                                           Diversified Banks -- 0.3%
         16,550                 BBB+/Ba1   Wells Fargo & Co., 7.5%, 12/31/99                      $   18,481,385
                                                                                                  --------------
                                           Total Banks                                            $   18,481,385
----------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.1%
                                           Real Estate Operating Companies -- 0.1%
        119,380                CCC+/Caa2   Forest City Enterprises, Inc., 7.0%,
                                           12/31/99                                               $    6,476,723
                                                                                                  --------------
                                           Total Real Estate                                      $    6,476,723
----------------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE
                                           PREFERRED STOCKS
                                           (Cost $38,990,451)                                     $   41,022,274
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    21

----------------------------------------------------------------------------------------------------------------
                  Floating   S&P/Moody's
Shares            Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           COMMON STOCKS -- 0.0%+
                                           MATERIALS -- 0.0%+
                                           Forest Products -- 0.0%+
        151,370                            Ainsworth Lumber Co., Ltd.*                            $      215,517
                                                                                                  --------------
                                           Total Materials                                        $      215,517
----------------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.0%+
                                           Airlines -- 0.0%+
         79,678                            Delta Air Lines, Inc.*                                 $      789,609
----------------------------------------------------------------------------------------------------------------
                                           Marine -- 0.0%+
         96,297                            Horizon Lines, Inc.*                                   $      556,597
                                                                                                  --------------
                                           Total Transportation                                   $    1,346,206
----------------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.0%+
                                           Other Diversified Financial Services -- 0.0%+
          4,633                            BTA Bank JSC (G.D.R.) (144A)*                          $       11,745
----------------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.0%+
          4,814                            Legg Mason, Inc.                                       $      134,455
                                                                                                  --------------
                                           Total Diversified Financials                           $      146,200
----------------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.0%+
                                           Real Estate Development -- 0.0%+
        266,967                            Newhall Land Development LLC*                          $      347,057
                                                                                                  --------------
                                           Total Real Estate                                      $      347,057
----------------------------------------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $4,191,581)                                      $    2,054,980
----------------------------------------------------------------------------------------------------------------
Principal
Amount ($)
                                           ASSET BACKED SECURITIES -- 3.0%
                                           COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                           Research & Consulting Services -- 0.0%+
      2,841,667                     A/NR   TAL Advantage LLC, 4.31%,
                                           5/20/26 (144A)                                         $    2,849,702
                                                                                                  --------------
                                           Total Commercial Services & Supplies                   $    2,849,702
----------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.1%
                                           Auto Parts & Equipment -- 0.0%+
  CAD   373,872                   AAA/NR   Ford Auto Securitization Trust, 1.793%,
                                           9/15/13 (144A)                                         $      375,428
  CAD 2,000,000                   AAA/NR   Ford Auto Securitization Trust, 2.431%,
                                           11/15/14 (144A)                                             2,025,407
                                                                                                  --------------
                                                                                                  $    2,400,835
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 0.1%
      1,600,000                  NR/Baa1   AmeriCredit Automobile Receivables Trust,
                                           4.04%, 7/10/17                                         $    1,636,539
      1,900,000                  AA-/Aa2   AmeriCredit Automobile Receivables Trust,
                                           4.2%, 11/8/16                                               1,994,008
      2,350,000                     A/A1   Santander Drive Auto Receivables Trust,
                                           3.78%, 11/15/17                                             2,404,097
                                                                                                  --------------
                                                                                                  $    6,034,644
                                                                                                  --------------
                                           Total Automobiles & Components                         $    8,435,479
----------------------------------------------------------------------------------------------------------------
                                           BANKS -- 2.2%
                                           Diversified Banks -- 0.1%
        728,934       0.59       AAA/Aaa   Wells Fargo Home Equity Trust, Floating
                                           Rate Note, 11/25/35                                    $      720,566
      1,483,000       0.65       AAA/Aa2   Wells Fargo Home Equity Trust, Floating
                                           Rate Note, 11/25/35                                         1,353,671
      2,009,342       0.62        AAA/NR   Wells Fargo Home Equity Trust, Floating
                                           Rate Note, 12/25/35 (144A)                                  1,923,181
                                                                                                  --------------
                                                                                                  $    3,997,418
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 2.1%
      1,485,501       1.32       AAA/Aaa   Accredited Mortgage Loan Trust, Floating
                                           Rate Note, 10/25/34                                    $    1,289,443
      7,859,855       0.39        BB/Ba2   Accredited Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/36                                          6,719,547
      2,261,113       0.33      CCC/Caa3   ACE Securities Corp., Floating Rate Note,
                                           1/25/37                                                       641,840
      1,898,009       1.14      AA+/Baa2   ACE Securities Corp., Floating Rate Note,
                                           12/25/34                                                    1,338,275
      1,602,081       6.50       BBB+/A2   ACE Securities Corp., Floating Rate Note,
                                           8/15/30 (144A)                                              1,640,833
        559,400       0.29        CCC/B2   ACE Securities Corp., Floating Rate Note,
                                           8/25/36                                                       533,475
        833,858       0.64        AAA/NR   ACE Securities Corp., Floating Rate Note,
                                           8/25/45                                                       789,592
      5,902,602       0.54       AAA/Aa1   Ameriquest Mortgage Securities, Inc.,
                                           Floating Rate Note, 11/25/34                                5,301,581
      1,444,939       1.52      CCC/Caa3   Amortizing Residential Collateral Trust,
                                           Floating Rate Note, 1/25/32                                   610,758
      1,739,904       0.74        AA/Ba1   Bayview Financial Acquisition Trust,
                                           Floating Rate Note, 6/28/44                                   910,358
      4,400,000       1.29         BB/A2   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 10/25/34                         3,020,173
      1,462,085       0.37        CCC/B1   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 10/25/36                         1,385,163
      1,618,377       1.09         AA/A3   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 12/25/33                         1,311,854

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    23

----------------------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                              Value
----------------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- (continued)
      1,823,803       0.52       AAA/Aa1   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 2/25/36                   $    1,702,759
        335,010       0.69        AAA/NR   Bear Stearns Asset Backed Securities
                                           Trust, Floating Rate Note, 9/25/35                          329,047
        217,242       0.29      BBB+/Ba1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 1/25/37                                          216,003
      1,304,308       0.98        AA/Aa1   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/35                                        1,261,687
        432,818       0.36        BB/Ba3   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 2/25/37                                          420,955
        663,429       0.34       CCC/Ba3   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 6/25/37                                          597,021
      1,793,202       0.35         B-/B2   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 7/25/36                                        1,652,667
        397,826       0.64      AAA/Baa3   Carrington Mortgage Loan Trust, Floating
                                           Rate Note, 9/25/35                                          381,452
      7,489,135                   AAA/B2   Citicorp Residential Mortgage Securities,
                                           Inc., 5.775%, 9/25/36 (Step)                              7,270,370
      7,000,000                     A/B2   Citicorp Residential Mortgage Securities,
                                           Inc., 5.892%, 3/25/37 (Step)                              6,748,889
      8,100,000                     A/B1   Citicorp Residential Mortgage Securities,
                                           Inc., 5.939%, 7/25/36 (Step)                              7,693,437
      2,150,000       0.99         A+/NR   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 5/25/35 (144A)                        1,659,501
      1,429,859       0.65       AA+/Aa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/35                               1,399,421
      1,843,013       0.30      CCC/Caa1   Citigroup Mortgage Loan Trust, Inc.,
                                           Floating Rate Note, 7/25/45                               1,256,461
      2,196,028       4.46       BBB/Ba1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/35                              2,115,943
      1,909,140       5.68        BB/Ba1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 10/25/46                              1,912,483
      1,915,171       0.44         B+/B3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 2/25/37 (144A)                        1,198,449
      2,069,573       0.49       BB-/Ba3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 4/25/36                               1,776,720
      2,593,699       0.42       BBB-/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 6/25/36                               2,126,953
        151,551       0.43         B/Ba3   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 7/25/36                                 137,642
        352,408       0.66       AA+/Aa1   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/35                                 351,239
      1,823,284       0.42         B-/B2   Countrywide Asset-Backed Certificates,
                                           Floating Rate Note, 8/25/36                               1,541,306
      1,600,000                    NR/B1   Credit-Based Asset Servicing and
                                           Securitization LLC, 6.019%, 10/25/36
                                           (Step) (144A)                                             1,532,645

The accompanying notes are an integral part of these financial statements.

24    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                   Value
----------------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,775,041        0.33           CCC/B1 Credit-Based Asset Servicing and
                                         Securitization LLC, Floating Rate Note,
                                         4/25/37                                    $    1,183,344
    797,986                      AAA/Aaa Equity One ABS, Inc., 4.205%,
                                         4/25/34 (Step)                                    787,002
    638,073        0.94         AAA/Caa2 FBR Securitization Trust, Floating Rate
                                         Note, 10/25/35                                    355,502
    765,884        0.69           AA+/NR First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         3/25/35                                           717,972
    826,018        0.78           AAA/NR First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         9/25/34                                           781,323
  2,700,000        0.75          NR/Baa1 First Franklin Mortgage Loan Asset
                                         Backed Certificates, Floating Rate Note,
                                         9/25/35                                         2,403,005
     67,910        0.35             A/A2 Fremont Home Loan Trust, Floating Rate
                                         Note, 2/25/36                                      67,501
     38,668        0.35          B-/Caa2 GSAA Trust, Floating Rate Note, 7/25/37            37,629
    701,366        0.37            B-/B3 GSAMP Trust, Floating Rate Note,
                                         1/25/37                                           622,950
    678,923        0.89             A/A2 GSAMP Trust, Floating Rate Note,
                                         3/25/35                                           642,443
  1,408,309        0.54             A/NR GSAMP Trust, Floating Rate Note,
                                         5/25/36 (144A)                                  1,158,129
    973,016        0.34           BB/Ba2 GSAMP Trust, Floating Rate Note,
                                         8/25/36                                           925,166
  3,050,000                        AA/NR Leaf II Receivables Funding LLC, 4.9%,
                                         2/20/22 (144A)                                  3,035,055
  1,496,352                    BBB+/Baa1 Lehman ABS Manufactured Housing
                                         Contract Trust, 5.873%, 4/15/40                 1,590,781
  2,276,257        0.59            CC/Ca Lehman XS Trust, Floating Rate Note,
                                         12/25/35                                          687,844
  7,961,000        2.49        BBB+/Baa3 Madison Avenue Manufactured Housing
                                         Contract, Floating Rate Note, 3/25/32           7,286,876
  2,780,137                         A/NR Mid-State Trust, 5.25%,
                                         12/15/45 (144A)                                 2,763,378
  2,780,137                       BBB/NR Mid-State Trust, 7.0%, 12/15/45 (144A)          2,810,007
    673,343        0.30          CCC/Ba3 Morgan Stanley ABS Capital I, Floating
                                         Rate Note, 12/25/36                               369,340
    742,405                       AAA/NR Newcastle Investment Trust, 4.5%,
                                         7/10/35 (144A)                                    754,749
  3,528,746        0.50          AAA/Aa3 Option One Mortgage Loan Trust, Floating
                                         Rate Note, 11/25/35                             3,370,711
    556,958        0.36          BBB/Aa3 Option One Mortgage Loan Trust, Floating
                                         Rate Note, 2/25/38                                546,793

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    25

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,493,314   0.82            AAA/Baa1   Option One Mortgage Loan Trust, Floating
                                         Rate Note, 6/25/33                            $    1,207,692
  2,804,750   5.91               AA/A3   Origen Manufactured Housing, Floating
                                         Rate Note, 1/15/35                                 2,966,579
    981,882   5.73               AA/A3   Origen Manufactured Housing, Floating
                                         Rate Note, 11/15/35                                1,034,129
  1,873,953   5.46               AA/A3   Origen Manufactured Housing, Floating
                                         Rate Note, 6/15/36                                 1,904,758
  2,150,000   0.71               AA/A1   Residential Asset Mortgage Products, Inc.,
                                         Floating Rate Note, 7/25/35                        2,010,680
  1,349,617   0.40             BB+/Ba1   Residential Asset Mortgage Products, Inc.,
                                         Floating Rate Note, 8/25/36                        1,136,109
    145,704   0.49             AAA/Ba1   Residential Asset Securities Corp.,
                                         Floating Rate Note, 1/25/36                          138,637
  1,819,656   0.71             AAA/Aaa   Residential Asset Securities Corp.,
                                         Floating Rate Note, 12/25/34                       1,730,231
    275,164   0.41            BBB+/Ba3   Residential Asset Securities Corp.,
                                         Floating Rate Note, 4/25/36                          250,635
  1,775,343   0.68              AA+/A3   Residential Asset Securities Corp.,
                                         Floating Rate Note, 8/25/35                        1,695,962
    337,049   0.36            BB-/Baa3   Soundview Home Equity Loan Trust,
                                         Floating Rate Note, 1/25/37                          327,989
    119,058                    B+/Baa2   Structured Asset Securities Corp., 4.44%,
                                         2/25/35 (Step)                                       118,692
     48,629                    B+/Baa2   Structured Asset Securities Corp., 4.51%,
                                         2/25/35 (Step)                                        48,498
  1,300,000   0.37             CCC/Ba2   Structured Asset Securities Corp., Floating
                                         Rate Note, 3/25/37                                   970,944
    423,130   7.00               NR/A3   UCFC Manufactured Housing Contract,
                                         Floating Rate Note, 4/15/29                          422,108
                                                                                       --------------
                                                                                       $  119,637,085
                                                                                       --------------
                                         Total Banks                                   $  123,634,503
-----------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.7%
                                         Other Diversified Financial Services -- 0.1%
  1,603,566   0.68              AA/Aa2   Asset Backed Securities Corp., Home
                                         Equity, Floating Rate Note, 4/25/35           $    1,564,259
    976,623   1.14              B+/Ba2   Ellington Loan Acquisition Trust, Floating
                                         Rate Note, 5/25/37 (144A)                            881,949
    483,688   1.24                B/B1   Ellington Loan Acquisition Trust, Floating
                                         Rate Note, 5/26/37 (144A)                            467,469
  1,221,195   1.04                B/B1   Ellington Loan Acquisition Trust, Floating
                                         Rate Note, 5/27/37 (144A)                          1,117,184
  1,126,974   0.52             AAA/Aa1   Home Equity Asset Trust, Floating Rate
                                         Note, 12/25/35                                     1,060,238
    263,594                     B-/Ba1   JP Morgan Mortgage Acquisition Corp.,
                                         5.453%, 11/25/36 (Step)                              263,175

The accompanying notes are an integral part of these financial statements.

26    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Other Diversified Financial Services -- (continued)
    489,021  0.48              AAA/A1   JP Morgan Mortgage Acquisition Corp.,
                                        Floating Rate Note, 12/25/35               $      453,483
  2,900,000                      A/NR   Prestige Auto Receivables Trust, 3.9%,
                                        7/16/18 (144A)                                  2,951,418
                                                                                   --------------
                                                                                   $    8,759,175
-------------------------------------------------------------------------------------------------
                                        Specialized Finance -- 0.5%
  2,929,363                    NR/Aaa   321 Henderson Receivables I LLC,
                                        3.82%, 12/15/48 (144A)                     $    2,927,364
  5,498,047  0.51             AA/Baa3   Aegis Asset Backed Securities Trust,
                                        Floating Rate Note, 12/25/35                    4,744,034
 17,550,000                 BBB+/Baa1   Dominos Pizza Master Issuer LLC,
                                        5.216%, 1/25/42 (144A)                         17,973,885
  1,850,000  0.94                A/A2   Irwin Home Equity Corp., Floating Rate
                                        Note, 4/25/30                                   1,503,101
    348,028  0.67             AA+/Aa1   Mastr Asset Backed Securities Trust,
                                        Floating Rate Note, 5/25/35                       339,786
                                                                                   --------------
                                                                                   $   27,488,170
-------------------------------------------------------------------------------------------------
                                        Consumer Finance -- 0.1%
  3,800,000  0.61               BB/A3   Novastar Home Equity Loan, Floating Rate
                                        Note, 1/25/36                              $    2,955,990
    401,387  0.49               A/Ba3   Specialty Underwriting & Residential
                                        Finance, Floating Rate Note, 9/25/36              386,395
                                                                                   --------------
                                                                                   $    3,342,385
                                                                                   --------------
                                        Total Diversified Financials               $   39,589,730
-------------------------------------------------------------------------------------------------
                                        TOTAL ASSET BACKED SECURITIES
                                        (Cost $176,271,695)                        $  174,509,414
-------------------------------------------------------------------------------------------------
                                        COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.1%
                                        BANKS -- 7.3%
                                        Thrifts & Mortgage Finance -- 7.3%
    601,221                     NR/B3   Banc of America Alternative Loan Trust,
                                        5.0%, 4/25/19                              $      607,903
  5,855,545                    NR/Ba2   Banc of America Alternative Loan Trust,
                                        5.0%, 7/25/19                                   5,938,273
  4,530,728                     NR/B2   Banc of America Alternative Loan Trust,
                                        5.25%, 5/25/34                                  4,599,736
  3,846,395                    NR/Ba3   Banc of America Alternative Loan Trust,
                                        5.5%, 1/25/20                                   3,878,612
  5,437,122                   NR/Baa2   Banc of America Alternative Loan Trust,
                                        5.5%, 9/25/33                                   5,531,032
  5,624,000                   AAA/Aa3   Banc of America Alternative Loan Trust,
                                        5.75%, 4/25/33                                  5,891,213
    914,221                     NR/B2   Banc of America Alternative Loan Trust,
                                        6.0%, 11/25/34                                    894,125

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    27

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
  1,408,864                     NR/Baa3 Banc of America Alternative Loan Trust,
                                        6.0%, 3/25/34                              $    1,447,354
  1,969,254                       NR/B2 Banc of America Alternative Loan Trust,
                                        6.0%, 4/25/34                                   1,936,836
  5,116,703                       B-/NR Banc of America Funding Corp., 5.5%,
                                        1/25/36                                         5,083,245
  2,829,597                      CCC/B1 Banc of America Funding Corp., 5.75%,
                                        10/25/35                                        2,851,691
  4,092,346       0.37            BB-/A Banc of America Funding Corp., Floating
                                        Rate Note, 8/26/36 (144A)                       3,809,156
 53,838,578                      NR/Ba3 Bayview Commercial Asset Trust, 3.855%,
                                        9/25/37 (Step) (144A)                           4,980,068
  2,176,287       0.60          AAA/Aaa Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/34 (144A)                       1,782,244
 16,577,275       2.93          AAA/Ba3 Bayview Commercial Asset Trust, Floating
                                        Rate Note, 4/25/36 (144A)                         386,914
 32,361,706       3.57           NR/Ba3 Bayview Commercial Asset Trust, Floating
                                        Rate Note, 7/25/37 (144A)                       2,271,792
  6,130,054       0.69             D/A3 Bayview Commercial Asset Trust, Floating
                                        Rate Note, 9/25/37 (144A)                       2,980,358
  1,738,944       3.21           AAA/A2 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 11/25/34             1,719,901
  1,868,398       5.14            A-/B1 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 2/25/35              1,854,193
  2,188,568       2.42         AAA/Baa2 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 8/25/33              2,106,168
    601,253       2.73         AAA/Baa3 Bear Stearns Adjustable Rate Mortgage
                                        Trust, Floating Rate Note, 8/25/33                521,254
  1,074,844                      AAA/A3 Chase Mortgage Finance Corp., 5.0%,
                                        10/25/33                                        1,107,792
  2,941,204       2.63            A-/NR Citigroup Mortgage Loan Trust, Inc.,
                                        Floating Rate Note, 9/25/35                     2,914,548
    450,000                     NR/Baa3 Commercial Mortgage Pass Through
                                        Certificates, 5.949%, 6/9/28 (144A)               457,035
  1,550,000       4.93           NR/Aa2 Commercial Mortgage Pass Through
                                        Certificates, Floating Rate Note,
                                        12/10/44                                        1,591,399
  4,054,652       0.42            A+/A1 Commercial Mortgage Pass Through
                                        Certificates, Floating Rate Note,
                                        6/15/22 (144A)                                  3,942,585
  1,793,505       3.83            NR/A2 Commercial Mortgage Pass Through
                                        Certificates, Floating Rate Note,
                                        7/17/28 (144A)                                  1,829,515
  1,400,000       6.85          CCC+/NR Commercial Mortgage Pass Through
                                        Certificates, Floating Rate Note,
                                        8/15/33 (144A)                                    856,450

The accompanying notes are an integral part of these financial statements.

28    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  2,226,965                      AAA/Ba1 Countrywide Alternative Loan Trust,
                                         4.25%, 4/25/34                                $    2,217,312
  3,058,913                      AAA/Aa3 Countrywide Alternative Loan Trust,
                                         4.25%, 9/25/33                                     3,086,538
  2,685,880                       AAA/B2 Countrywide Alternative Loan Trust,
                                         4.75%, 10/25/33                                    2,706,185
  5,200,000                     AAA/Baa2 Countrywide Alternative Loan Trust, 5.0%,
                                         7/25/19                                            5,261,958
  1,210,030                      CC/Caa1 Countrywide Alternative Loan Trust,
                                         5.25%, 8/25/35                                     1,210,579
  5,182,352                        B+/NR Countrywide Alternative Loan Trust,
                                         5.25%, 9/25/33                                     5,361,117
  3,622,568                        BB/B2 Countrywide Alternative Loan Trust, 5.5%,
                                         1/25/35                                            3,673,483
  3,683,836                       B/Caa2 Countrywide Alternative Loan Trust, 5.5%,
                                         3/25/35                                            3,068,797
  1,887,777                        B-/B3 Countrywide Alternative Loan Trust, 5.5%,
                                         6/25/35                                            1,811,239
  5,570,004                        BB/NR Countrywide Alternative Loan Trust, 5.5%,
                                         8/25/34                                            5,243,485
  5,716,045                       AAA/NR Countrywide Alternative Loan Trust,
                                         5.75%, 12/25/33                                    5,868,755
  2,041,722                      AAA/Ba1 Countrywide Alternative Loan Trust,
                                         5.75%, 3/25/34                                     1,953,971
  2,347,111        0.64         AAA/Baa3 Countrywide Alternative Loan Trust,
                                         Floating Rate Note, 3/25/34                        2,245,212
  2,310,071                       NR/Ba2 Countrywide Home Loan Mortgage Pass
                                         Through Trust, 5.5%, 3/25/34                       2,320,968
     39,396        2.91            BB/B1 Countrywide Home Loan Mortgage Pass
                                         Through Trust, Floating Rate Note,
                                         9/25/33                                               33,227
  1,382,791        0.61             CC/C Downey Savings & Loan Association
                                         Mortgage Loan Trust, Floating Rate Note,
                                         10/19/45                                             423,135
  3,900,000                         A/A2 Extended Stay America Trust, 4.86%,
                                         11/5/27 (144A)                                     3,948,883
  1,802,215                        CC/NR First Horizon Asset Securities, Inc., 5.5%,
                                         10/25/35                                           1,821,582
  2,090,507                       CCC/NR First Horizon Asset Securities, Inc., 6.0%,
                                         5/25/36                                            1,965,790
  1,453,125        5.65          NR/Baa1 First Horizon Asset Securities, Inc.,
                                         Floating Rate Note, 10/25/34                       1,465,947
  3,098,112        2.62           AAA/B1 First Horizon Asset Securities, Inc.,
                                         Floating Rate Note, 4/25/35                        2,929,029
  2,734,428        2.70             B/NR First Horizon Asset Securities, Inc.,
                                         Floating Rate Note, 6/25/35                        2,236,973

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    29

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  1,925,000        5.31             A/A2 GMAC Commercial Mortgage Securities,
                                         Inc., Floating Rate Note, 4/10/40           $    1,878,452
  3,900,000        5.31        BBB+/Baa2 GMAC Commercial Mortgage Securities,
                                         Inc., Floating Rate Note, 5/10/36 (144A)         3,849,908
  2,169,000        5.47            B+/NR GMAC Commercial Mortgage Securities,
                                         Inc., Floating Rate Note, 5/10/40 (144A)         2,000,503
  4,750,000                        NR/NR GS Mortgage Securities Corp., II, 4.209%,
                                         2/10/21 (144A)                                   4,636,475
  4,000,000                       NR/Aaa GS Mortgage Securities Corp., II, 5.56%,
                                         11/10/39                                         4,506,460
  6,650,000                       NR/Aa3 GS Mortgage Securities Corp., II, 5.591%,
                                         11/10/39                                         6,950,228
    822,064                        NR/B3 GSR Mortgage Loan Trust, 5.5%,
                                         8/25/21                                            786,251
  3,125,092                       CCC/NR GSR Mortgage Loan Trust, 6.0%,
                                         2/25/36                                          2,932,033
  1,592,847        2.76          BBB-/NR GSR Mortgage Loan Trust, Floating Rate
                                         Note, 1/25/35                                    1,386,348
  1,033,251        5.74           BB-/NR GSR Mortgage Loan Trust, Floating Rate
                                         Note, 2/25/34                                      873,651
  7,194,965        5.25           BB+/NR GSR Mortgage Loan Trust, Floating Rate
                                         Note, 7/25/35                                    6,988,016
  9,371,232        2.66           AAA/NR GSR Mortgage Loan Trust, Floating Rate
                                         Note, 9/25/35                                    9,089,195
    920,439        4.68          AAA/Aa3 Harborview Mortgage Loan Trust, Floating
                                         Rate Note, 4/19/34                                 952,441
  2,869,273        0.96           AAA/A1 Impac CMB Trust, Floating Rate Note,
                                         10/25/34                                         2,498,081
    426,993        0.88         AAA/Baa2 Impac CMB Trust, Floating Rate Note,
                                         9/25/34                                            345,602
  1,568,641        0.59          AAA/Aaa Impac Secured Assets CMN Owner Trust,
                                         Floating Rate Note, 5/25/36                      1,438,872
  3,826,808        0.59          AAA/Aaa Impac Secured Assets CMN Owner Trust,
                                         Floating Rate Note, 8/25/36                      3,416,777
  4,400,000                       AAA/NR JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 3.616%,
                                         11/15/43 (144A)                                  4,605,392
  5,200,000                       NR/Aaa JP Morgan Chase Commercial Mortgage
                                         Securities Corp., 4.171%, 8/15/46                5,588,268
  3,668,007        0.60           NR/Ba1 JP Morgan Chase Commercial Mortgage
                                         Securities Corp., Floating Rate Note,
                                         11/15/18 (144A)                                  3,044,446
  1,300,000        5.53             A/NR JP Morgan Chase Commercial Mortgage
                                         Securities Corp., Floating Rate Note,
                                         11/15/43 (144A)                                  1,382,294

The accompanying notes are an integral part of these financial statements.

30    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
  5,402,436        0.62           NR/Aa1 JP Morgan Chase Commercial Mortgage
                                         Securities Corp., Floating Rate Note,
                                         7/15/19 (144A)                                $    5,240,590
  4,300,000        4.65        BBB+/Baa1 JP Morgan Chase Commercial Mortgage
                                         Securities Corp., Floating Rate Note,
                                         7/15/28 (144A)                                     4,237,586
  4,204,225                      BBB/Ba2 JP Morgan Mortgage Trust, 6.0%,
                                         9/25/34                                            4,297,761
  4,096,389        2.73            NR/B2 JP Morgan Mortgage Trust, Floating Rate
                                         Note, 10/25/35                                     3,849,435
  2,772,873        5.27            NR/B2 JP Morgan Mortgage Trust, Floating Rate
                                         Note, 10/25/35                                     2,646,904
  2,156,325        2.60           CCC/B1 JP Morgan Mortgage Trust, Floating Rate
                                         Note, 11/25/35                                     2,120,004
    503,114        4.44           AAA/A3 JP Morgan Mortgage Trust, Floating Rate
                                         Note, 2/25/35                                        505,023
    964,681        2.54           AAA/NR JP Morgan Mortgage Trust, Floating Rate
                                         Note, 7/25/34                                        980,803
    853,628        5.31         BBB-/Ba1 JP Morgan Mortgage Trust, Floating Rate
                                         Note, 7/25/35                                        863,109
  1,138,185        1.09          AAA/Aaa Lehman Brothers Small Balance
                                         Commercial, Floating Rate Note,
                                         10/25/37 (144A)                                    1,096,744
  2,358,047        5.41          AAA/Aaa Lehman Brothers Small Balance
                                         Commercial, Floating Rate Note,
                                         12/25/36 (144A)                                    2,332,153
  2,386,498        0.44           A+/Aa3 Lehman Brothers Small Balance
                                         Commercial, Floating Rate Note,
                                         9/25/36 (144A)                                     1,814,567
  1,645,978                        B-/NR MASTR Alternative Loans Trust, 5.5%,
                                         1/25/35                                            1,679,903
  4,728,155                        B+/NR MASTR Alternative Loans Trust, 5.5%,
                                         10/25/19                                           4,852,075
  5,060,345                       AAA/NR MASTR Alternative Loans Trust, 5.5%,
                                         2/25/35                                            4,990,370
  4,916,009                         B/NR MASTR Alternative Loans Trust, 6.0%,
                                         7/25/34                                            4,891,537
  1,479,944                      AAA/Aa3 MASTR Alternative Loans Trust, 6.5%,
                                         6/25/33                                            1,567,227
  2,125,993        6.02           AAA/NR MASTR Alternative Loans Trust, Floating
                                         Rate Note, 1/25/35                                 2,189,307
  2,977,403        6.80            A-/NR MASTR Seasoned Securities Trust,
                                         Floating Rate Note, 9/25/32                        3,128,554
    777,108                      AAA/Aaa Merrill Lynch Mortgage Trust, 4.556%,
                                         6/12/43                                              780,170
  3,650,000        5.33            A+/NR Merrill Lynch Mortgage Trust, Floating Rate
                                         Note, 11/12/35                                     3,767,019

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    31

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Thrifts & Mortgage Finance -- (continued)
    262,525       5.44           AAA/NR Merrill Lynch/Countrywide Commercial
                                        Mortgage Trust, Floating Rate Note,
                                        2/12/39                                       $      262,467
  3,416,930       0.47           AAA/A3 MLCC Mortgage Investors, Inc., Floating
                                        Rate Note, 4/25/29                                 3,033,383
 10,800,000                       NR/NR Morgan Stanley Reremic Trust, 5.0%,
                                        11/26/36 (144A)                                   10,445,220
  4,255,751                      NR/Aa3 PHH Mortgage Capital LLC, 6.6%,
                                        12/25/27 (Step) (144A)                             4,145,310
  1,599,799       0.82          AA-/Aa2 Residential Asset Mortgage Products, Inc.,
                                        Floating Rate Note, 10/25/31                       1,239,011
  2,879,383                       B-/NR Residential Asset Securitization Trust,
                                        5.5%, 2/25/35                                      2,892,692
  6,855,627                        B/NR Residential Asset Securitization Trust,
                                        5.5%, 7/25/35                                      6,166,465
  3,385,148       0.69           AAA/NR Residential Asset Securitization Trust,
                                        Floating Rate Note, 10/25/34                       2,967,448
  2,221,194       0.58         AAA/Baa2 Sequoia Mortgage Trust, Floating Rate
                                        Note, 10/20/34                                     2,081,343
  2,090,362       0.46          AAA/Ba3 Sequoia Mortgage Trust, Floating Rate
                                        Note, 3/20/35                                      1,815,805
  1,436,537       0.44          AAA/Ba3 Sequoia Mortgage Trust, Floating Rate
                                        Note, 5/20/35                                      1,125,765
  1,523,675       0.86         AAA/Baa3 Sequoia Mortgage Trust, Floating Rate
                                        Note, 9/20/33                                      1,293,838
  1,314,077       0.59          AAA/Ba1 Sequoia Mortgage Trust, Floating Rate
                                        Note, 9/20/34                                      1,167,986
  5,422,471                       B-/B2 Structured Asset Securities Corp., 5.0%,
                                        5/25/35                                            5,343,493
  2,399,172                     CC/Caa2 Structured Asset Securities Corp., 6.0%,
                                        8/25/35                                            2,072,105
  6,264,612       2.75           AAA/A3 Structured Asset Securities Corp., Floating
                                        Rate Note, 10/25/33                                6,105,440
  3,328,210       2.59           AAA/A1 Structured Asset Securities Corp., Floating
                                        Rate Note, 6/25/33                                 3,293,477
  2,249,984       2.66         AAA/Baa1 Structured Asset Securities Corp., Floating
                                        Rate Note, 7/25/33                                 2,036,416
  5,001,063       1.86           AAA/B2 Thornburg Mortgage Securities Trust,
                                        Floating Rate Note, 3/25/44                        4,646,192
  5,163,428       4.14          AAA/Ba1 Thornburg Mortgage Securities Trust,
                                        Floating Rate Note, 3/25/44                        5,186,281
    750,000                     AAA/Aa1 Timberstar Trust, 5.668%, 10/15/36 (144A)            840,281
  6,596,000                       BB/B1 Timberstar Trust, 7.53%, 10/15/36 (144A)           6,124,498
  3,600,000       5.61           AA-/NR Wachovia Bank Commercial Mortgage
                                        Trust, Floating Rate Note, 4/15/35 (144A)          3,611,178

The accompanying notes are an integral part of these financial statements.

32    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- (continued)
 13,157,282        2.45          AA/NR   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 1/25/35     $   12,752,156
    518,391        0.64        AAA/Ba3   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 10/25/44           405,434
  1,362,441        5.27         CCC/NR   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 12/25/36         1,119,346
  6,439,996        2.55       AA+/Baa3   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 6/25/34          6,361,808
  3,418,745        2.54         CCC/NR   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 8/25/35          3,292,556
    518,594        2.49          CC/NR   WaMu Mortgage Pass Through
                                         Certificates, Floating Rate Note, 9/25/35            510,317
  4,600,000        5.59          NR/A2   Wells Fargo Commercial Mortgage Trust,
                                         Floating Rate Note, 11/15/43 (144A)                4,895,371
  3,430,843                    AA+/Ba2   Wells Fargo Mortgage Backed Securities
                                         Trust, 5.25%, 10/25/35                             3,463,100
  1,371,046                     BB-/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, 5.5%, 10/25/35                              1,389,371
 12,699,547                      NR/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, 5.75%, 3/25/36                             12,559,293
  2,429,931        2.71        AAA/Aa1   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 10/25/34                2,415,216
  1,129,738        4.54         AAA/A1   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 11/25/33                1,142,590
  7,928,785        2.64        BBB-/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 3/25/35                 7,696,797
  8,158,597        4.41          NR/B1   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 3/25/36                 7,862,041
  1,002,646        5.00         NR/Ba2   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 4/25/35                 1,006,653
    525,064        2.76         AAA/A2   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 6/25/34                   520,312
  4,933,577        2.66          AA/NR   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 6/25/35                 4,811,658
    910,535        5.03          CC/NR   Wells Fargo Mortgage Backed Securities
                                         Trust, Floating Rate Note, 9/25/35                   893,463
  4,800,000                     BBB/NR   WFDB Commercial Mortgage Trust,
                                         5.914%, 7/5/24 (144A)                              4,969,498
  1,200,000        5.39          NR/A2   WF-RBS Commercial Mortgage Trust,
                                         Floating Rate Note, 2/15/44 (144A)                 1,221,433
  2,000,000        5.25        NR/Baa1   WF-RBS Commercial Mortgage Trust,
                                         Floating Rate Note, 6/15/44 (144A)                 1,805,148
                                                                                       --------------
                                                                                       $  420,595,746
                                                                                       --------------
                                         Total Banks                                   $  420,595,746
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    33

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 2.2%
                                         Other Diversified Financial Services -- 1.9%
  3,915,000                      A+/Baa2 American Tower Trust, 5.957%,
                                         4/15/37 (144A)                              $    4,106,921
  2,280,117                      AAA/Ba1 Banc of America Mortgage Securities,
                                         Inc., 4.75%, 10/25/20                            2,274,504
  8,395,351                       AAA/NR Banc of America Mortgage Securities,
                                         Inc., 5.75%, 1/25/35                             8,602,498
  8,049,685        2.79          NR/Baa3 Banc of America Mortgage Securities,
                                         Inc., Floating Rate Note, 10/25/33               7,750,978
    230,825        2.87           NR/Ba3 Banc of America Mortgage Securities,
                                         Inc., Floating Rate Note, 5/25/35                  230,031
  1,761,859        2.75           AAA/NR Banc of America Mortgage Securities,
                                         Inc., Floating Rate Note, 6/25/34                1,756,330
  4,096,297        2.77            NR/A2 Banc of America Mortgage Securities,
                                         Inc., Floating Rate Note, 9/25/33                4,105,973
  1,825,709        5.06           AA-/NR Banc of America Mortgage Securities,
                                         Inc., Floating Rate Note, 9/25/35                1,762,182
  2,653,895        2.50           AAA/A1 Bear Stearns Alt-A Trust, Floating Rate
                                         Note, 12/25/33                                   2,547,725
    686,574                     CCC/Caa1 Chaseflex Trust, 5.0%, 5/25/20                     643,622
    773,751                      BBB/Ba1 Citicorp Mortgage Securities, Inc., 5.5%,
                                         2/25/22                                            762,910
  1,349,825                        NR/B3 Credit Suisse Mortgage Capital
                                         Certificates, 5.0%, 4/25/37                      1,248,805
  4,200,000                       BBB/A1 Credit Suisse Mortgage Capital
                                         Certificates, 5.343%, 12/15/39                   4,171,331
  8,700,000        4.25            NR/NR Credit Suisse Mortgage Capital
                                         Certificates, Floating Rate Note,
                                         6/25/50 (144A)                                   8,183,403
  2,950,000        5.56             A/A2 DBUBS Mortgage Trust, Floating Rate
                                         Note, 11/10/46 (144A)                            3,070,749
  6,767,000        5.41           NR/Aa2 DBUBS Mortgage Trust, Floating Rate
                                         Note, 8/10/44 (144A)                             7,323,904
  4,329,422                         D/NR JP Morgan Alternative Loan Trust, 5.5%,
                                         3/25/36                                          2,880,893
  2,647,721                       CCC/NR JP Morgan Alternative Loan Trust, 6.0%,
                                         3/25/36                                          1,865,171
  1,980,709        3.88            NR/NR La Hipotecaria SA de CV, Floating Rate
                                         Note, 9/8/39 (144A)                              2,050,653
  4,920,000        5.67            NR/A2 LSTAR Commercial Mortgage Trust,
                                         Floating Rate Note, 6/25/43 (144A)               5,113,838
  6,496,718        2.52            BB/NR Merrill Lynch Mortgage Investors, Inc.,
                                         Floating Rate Note, 2/25/35                      5,875,911
  1,903,502        0.74          AAA/Aaa Morgan Stanley Capital I, Floating Rate
                                         Note, 12/15/20 (144A)                            1,854,803
  2,350,000        0.84          BBB+/A3 Morgan Stanley Capital I, Floating Rate
                                         Note, 12/15/20 (144A)                            2,157,765

The accompanying notes are an integral part of these financial statements.

34    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                     Value
------------------------------------------------------------------------------------------------------
                                           Other Diversified Financial Services -- (continued)
    3,500,000        0.94      BBB-/Baa2   Morgan Stanley Capital I, Floating Rate
                                           Note, 12/15/20 (144A)                        $    3,178,693
      678,700                    AAA/Aa3   Residential Accredit Loans, Inc., 5.0%,
                                           1/25/33                                             692,543
    1,304,118                     NR/Ba1   Residential Accredit Loans, Inc., 5.0%,
                                           7/25/18                                           1,328,018
    1,074,381                     AAA/A3   Residential Accredit Loans, Inc., 5.25%,
                                           6/25/33                                           1,003,752
    4,718,507                      NR/B2   Residential Accredit Loans, Inc., 5.5%,
                                           12/25/34                                          4,762,790
      960,820                    AAA/Aaa   Residential Accredit Loans, Inc., 5.5%,
                                           9/25/32                                             978,559
    2,000,000                   AAA/Baa3   Residential Accredit Loans, Inc., 5.75%,
                                           4/25/34                                           1,973,350
    8,566,991                     AAA/NR   Residential Accredit Loans, Inc., 6.0%,
                                           10/25/34                                          8,662,812
    1,867,833        0.84       AAA/Baa2   Residential Accredit Loans, Inc., Floating
                                           Rate Note, 4/25/34                                1,735,040
    6,501,252        2.67       AAA/Baa1   Structured Adjustable Rate Mortgage Loan
                                           Trust, Floating Rate Note, 3/25/34                5,917,199
    1,106,716        5.93          NR/NR   Vericrest Opportunity Loan Transferee,
                                           Floating Rate Note, 12/26/50 (144A)               1,112,066
                                                                                        --------------
                                                                                        $  111,685,722
------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.1%
      803,187                     AAA/NR   CW Capital Cobalt, Ltd., 5.174%,
                                           8/15/48                                      $      815,286
      139,264        0.84        AA/Caa1   Indymac Index Mortgage Loan Trust,
                                           Floating Rate Note, 4/25/34                         101,521
 CAD 1,700,000       4.71        AAA/Aaa   Merrill Lynch Financial Assets, Inc.,
                                           Floating Rate Note, 3/12/49                       1,741,147
                                                                                        --------------
                                                                                        $    2,657,954
------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 0.1%
    4,339,771        4.95         CCC/NR   GMAC Mortgage Corp., Loan Trust,
                                           Floating Rate Note, 5/25/35                  $    4,064,655
------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.0%+
    1,771,448        3.46          NR/NR   Jefferies & Co., Inc., Floating Rate Note,
                                           5/26/37 (144A)                               $    1,766,624
------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.1%
    4,400,000        7.18      BBB+/Baa2   Bear Stearns Commercial Mortgage
                                           Securities, Floating Rate Note,
                                           10/15/36 (144A)                              $    4,614,047

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    35

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- (continued)
  3,000,000        5.76         BB+/A3   Bear Stearns Commercial Mortgage
                                         Securities, Floating Rate Note, 9/11/38     $    2,667,660
                                                                                     --------------
                                                                                     $    7,281,707
                                                                                     --------------
                                         Total Diversified Financials                $  127,456,662
---------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 1.1%
                                         Mortgage REITs -- 1.1%
  4,979,964        2.74         AAA/B1   American Home Mortgage Investment
                                         Trust, Floating Rate Note, 6/25/45          $    4,623,040
  1,702,754                      CC/NR   Credit Suisse First Boston Mortgage
                                         Securities Corp., 5.0%, 8/25/20                  1,724,107
  4,585,000        6.01      CCC-/Caa1   Credit Suisse First Boston Mortgage
                                         Securities Corp., Floating Rate Note,
                                         11/15/36 (144A)                                  3,559,592
  3,274,357        5.50        CC/Caa1   Deutsche ALT-A Securities Inc Alternate
                                         Loan Trust, Floating Rate Note, 11/25/35         2,808,255
  3,910,000        4.35          NR/A3   FREMF Mortgage Trust, Floating Rate
                                         Note, 1/25/46 (144A)                             3,802,362
  2,700,000        3.49          NR/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 11/25/16                                   2,673,373
  1,600,000        3.49          NR/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 11/25/16                                   1,503,530
  5,600,000        4.60          NR/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 11/25/49 (144A)                            5,561,338
  1,982,000        4.50          NR/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 12/25/44 (144A)                            1,907,392
  2,400,000        4.42          A+/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 12/25/48 (144A)                            2,348,064
  2,200,000        5.16         AA-/A3   FREMF Mortgage Trust, Floating Rate
                                         Note, 2/25/47 (144A)                             2,261,468
  3,000,000        5.62          NR/A3   FREMF Mortgage Trust, Floating Rate
                                         Note, 4/25/20 (144A)                             3,175,065
  6,175,000        4.77          NR/A3   FREMF Mortgage Trust, Floating Rate
                                         Note, 4/25/44 (144A)                             6,368,148
  3,150,000        4.89          NR/A3   FREMF Mortgage Trust, Floating Rate
                                         Note, 7/25/44 (144A)                             3,260,852
  4,100,000        4.29          A+/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 7/25/48 (144A)                             4,135,104
  4,675,000        4.29          A-/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 7/25/48 (144A)                             4,366,025
  1,950,000        5.24          A+/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 9/25/43                                    2,029,667
  4,140,000        5.16          NR/NR   FREMF Mortgage Trust, Floating Rate
                                         Note, 9/25/45 (144A)                             4,284,747
                                                                                     --------------
                                                                                     $   60,392,129
                                                                                     --------------
                                         Total Real Estate                           $   60,392,129
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                           GOVERNMENT -- 0.5%
    5,507,522                      NR/NR   Fannie Mae, REMICS, 3.5%, 1/25/29           $      511,880
      366,499                      NR/NR   Freddie Mac, REMICS, 5.0%, 8/15/35                 374,896
    9,820,000                      NR/NR   Government National Mortgage
                                           Association, 4.5%, 9/20/39                      10,840,610
   64,898,662        1.75          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note,
                                           10/16/43                                         5,063,848
   31,624,979        1.47         NR/Aaa   Government National Mortgage
                                           Association, Floating Rate Note,
                                           10/16/52                                         2,404,036
   59,052,929        1.27          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 3/16/51         3,045,419
   27,281,007        1.54          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 4/16/51         1,768,382
   54,942,823        1.10          NR/NR   Government National Mortgage
                                           Association, Floating Rate Note, 8/16/52         4,441,578
                                                                                       --------------
                                                                                       $   28,450,649
                                                                                       --------------
                                           Total Government                            $   28,450,649
-----------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED
                                           MORTGAGE OBLIGATIONS
                                           (Cost $634,879,447)                         $  636,895,186
-----------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 42.5%
                                           ENERGY -- 4.4%
                                           Oil & Gas Drilling -- 0.3%
    2,000,000                      NR/NR   Deep Drilling 1 Pte, Ltd., 12.0%,
                                           12/21/15                                    $    1,914,975
    8,670,000                      B-/B3   Offshore Group Investments, Ltd., 11.5%,
                                           8/1/15                                           9,537,000
    2,300,000                  BBB+/Baa1   Pride International, Inc., 6.875%,
                                           8/15/20                                          2,804,770
                                                                                       --------------
                                                                                       $   14,256,745
-----------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.5%
    9,210,000                      B-/B3   Expro Finance Luxembourg SCA, 8.5%,
                                           12/15/16 (144A)                             $    8,864,625
    7,295,000                     BB/Ba3   Exterran Holdings, Inc., 7.25%, 12/1/18          7,003,200
 NOK 5,343,000       0.00          NR/NR   Sevan Marine ASA, Floating Rate Note,
                                           10/24/12 (144A) (c)                                562,994
 NOK 9,500,000       9.67          NR/NR   Transocean Drilling Norway AS, Floating
                                           Rate Note, 2/24/16                               1,768,466
    4,105,000                   BBB/Baa2   Weatherford International, Ltd., Bermuda,
                                           9.625%, 3/1/19                                   5,440,324
    3,800,000                   BBB/Baa2   Weatherford International, Ltd., 5.95%,
                                           4/15/42                                          3,773,058
                                                                                       --------------
                                                                                       $   27,412,667
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    37

----------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                  Value
----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.8%
     2,455,000                        B+/B2 Berry Petroleum Co., 10.25%, 6/1/14       $    2,835,525
     2,275,000                       BB-/B1 Bill Barrett Corp., 7.625%, 10/1/19            2,309,125
     2,520,000                    BBB+/Baa1 Canadian Natural Resources, Ltd., 5.9%,
                                            2/1/18                                         2,993,392
     5,490,000                         B/B3 Carrizo Oil & Gas, Inc., 8.625%,
                                            10/15/18                                       5,778,225
     5,125,000                       BB+/B1 Concho Resources, Inc., 6.5%, 1/15/22          5,406,875
     4,608,000                        BB/B1 Denbury Resources, Inc., 8.25%,
                                            2/15/20                                        5,149,440
     3,230,000                        NR/A1 Dolphin Energy, Ltd., 5.5%,
                                            12/15/21 (144A)                                3,403,612
       765,000                     BBB/Baa1 Gazprom OAO Via Gaz Capital SA,
                                            8.146%, 4/11/18 (144A)                           896,832
     1,853,950                      BBB+/NR Gazprom OAO Via Gazprom International
                                            SA, 7.201%, 2/1/20                             2,043,071
     2,154,538                      BBB+/NR Gazprom OAO Via Gazprom International
                                            SA, 7.201%, 2/1/20 (144A)                      2,374,322
     5,768,000                       BB-/B1 Hilcorp Energy I LP, 7.625%,
                                            4/15/21 (144A)                                 6,229,440
     6,500,000                    BBB-/Baa3 KazMunayGas National Co., 7.0%,
                                            5/5/20 (144A)                                  7,389,655
     3,299,000                         B/B2 Linn Energy LLC, 8.625%, 4/15/20               3,554,672
NOK 15,000,000                        NR/NR Norwegian Energy Co., AS, 12.9%,
                                            11/20/14                                       2,607,074
     3,220,000                    CCC+/Caa1 PetroBakken Energy, Ltd., 8.625%,
                                            2/1/20 (144A)                                  3,356,850
     1,605,000                    BBB+/Baa3 Petrohawk Energy Corp., 10.5%, 8/1/14          1,787,569
     4,060,000                        BB/B1 Plains Exploration & Production Co.,
                                            8.625%, 10/15/19                               4,557,350
     2,220,000                        B-/B3 Quicksilver Resources, Inc., 7.125%,
                                            4/1/16                                         2,042,400
     4,655,000                         B/B1 Samson Investment Co., 9.75%,
                                            2/15/20 (144A)                                 4,713,188
     1,960,000                        NR/B3 SandRidge Energy, Inc., 7.5%, 3/15/21          1,930,600
     2,015,000                        B-/B3 SandRidge Energy, Inc., 8.0%,
                                            6/1/18 (144A)                                  2,055,300
     2,500,000   4.21                 B-/B3 SandRidge Energy, Inc., Floating Rate
                                            Note, 4/1/14                                   2,487,895
     5,900,000                       B/Caa1 Stone Energy Corp., 8.625%, 2/1/17             6,165,500
     4,550,507                      NR/Baa2 Tengizchevroil Finance Co., SARL,
                                            6.124%, 11/15/14 (144A)                        4,778,715
     1,295,000                    BBB-/Baa2 TNK-BP Finance SA, 6.625%,
                                            3/20/17 (144A)                                 1,427,738
     1,770,000                    BBB-/Baa2 TNK-BP Finance SA, 7.25%,
                                            2/2/20 (144A)                                  2,048,775

The accompanying notes are an integral part of these financial statements.

38    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- (continued)
  4,160,000                 BBB-/Baa2   TNK-BP Finance SA, 7.5%,
                                        7/18/16 (144A)                             $    4,690,400
  1,250,000                 BBB-/Baa2   TNK-BP Finance SA, 7.875%,
                                        3/13/18 (144A)                                  1,456,250
  3,650,000                   B-/Caa1   Vanguard Natural Resources LLC,
                                        7.875%, 4/1/20                                  3,623,501
  3,120,000                    B/Caa1   W&T Offshore, Inc., 8.5%, 6/15/19               3,299,400
                                                                                   --------------
                                                                                   $  103,392,691
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Refining & Marketing -- 0.3%
  1,600,000                      A/A2   Motiva Enterprises LLC, 5.75%,
                                        1/15/20 (144A)                             $    1,841,138
  3,125,000                  BBB/Baa2   Reliance Holdings USA, Inc., 4.5%,
                                        10/19/20 (144A)                                 3,013,597
  3,625,000                  BBB/Baa2   Spectra Energy Capital LLC, 6.2%,
                                        4/15/18                                         4,233,967
  2,410,000                   BB+/Ba1   Tesoro Corp., 9.75%, 6/1/19                     2,747,400
  4,354,000                  BBB/Baa2   Valero Energy Corp., 9.375%, 3/15/19            5,703,013
                                                                                   --------------
                                                                                   $   17,539,115
-------------------------------------------------------------------------------------------------
                                        Oil & Gas Storage & Transportation -- 1.2%
  1,750,000                  BBB/Baa3   Buckeye Partners LP, 6.05%, 1/15/18        $    1,974,570
  4,230,000                  BBB/Baa2   DCP Midstream LLC, 9.75%,
                                        3/15/19 (144A)                                  5,405,995
  3,690,000       7.00       BB+/Baa3   Enterprise Products Operating LLC,
                                        Floating Rate Note, 6/1/67                      3,690,000
  3,578,000       8.38       BB+/Baa3   Enterprise Products Operating LLC,
                                        Floating Rate Note, 8/1/66                      3,900,020
 11,890,000                  BBB/Baa2   Kinder Morgan Energy Partners LP,
                                        4.15%, 3/1/22                                  11,997,497
  5,225,000                  BBB/Baa2   Kinder Morgan Energy Partners LP,
                                        5.95%, 2/15/18                                  6,102,387
  6,870,000                     B+/B2   Niska Gas Storage US LLC, 8.875%,
                                        3/15/18                                         6,457,800
  5,100,000                 BBB-/Baa2   Plains All American Pipeline LP, 6.125%,
                                        1/15/17                                         5,897,553
  5,035,000                      A/A3   Questar Pipeline Co., 5.83%, 2/1/18             5,902,269
 10,335,000                    BB/Ba1   Rockies Express Pipeline LLC, 5.625%,
                                        4/15/20 (144A)                                  8,784,750
  4,189,000       3.56         BB/Ba1   Southern Union Co., Floating Rate Note,
                                        11/1/66                                         3,670,611
  2,100,000                  BBB/Baa2   Spectra Energy Capital LLC, 6.75%,
                                        7/15/18                                         2,415,004
  3,204,000                 BBB-/Baa3   The Williams Companies, Inc., 7.75%,
                                        6/15/31                                         3,903,142
                                                                                   --------------
                                                                                   $   70,101,598
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    39

----------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                  Value
----------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.3%
     4,260,000                     BB/Ba3   Alpha Natural Resources, Inc., 6.0%,
                                            6/1/19                                    $    3,855,300
     1,860,000                     BB/Ba3   Alpha Natural Resources, Inc., 6.25%,
                                            6/1/21                                         1,678,650
     7,100,000                      B+/B1   Arch Coal, Inc., 7.0%, 6/15/19 (144A)          6,549,750
       925,000                      B+/B1   Arch Coal, Inc., 7.25%, 6/15/21 (144A)           853,312
     3,550,000                     BB/Ba3   Bumi Capital Pte, Ltd., 12.0%,
                                            11/10/16 (144A)                                3,905,000
     2,425,000                     BB/Ba3   Bumi Investment Pte, Ltd., 10.75%,
                                            10/6/17 (144A)                                 2,625,062
                                                                                      --------------
                                                                                      $   19,467,074
                                                                                      --------------
                                            Total Energy                              $  252,169,890
----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 4.5%
                                            Commodity Chemicals -- 0.4%
     4,385,000                      NR/WR   Basell Finance Co., BV, 8.1%,
                                            3/15/27 (144A)                            $    5,086,600
     2,690,000                  BBB-/Baa3   Braskem Finance, Ltd., 7.375%,
                                            10/29/49 (144A)                                2,709,637
     6,915,000                    CCC+/B3   Hexion US Finance Corp., 8.875%,
                                            2/1/18                                         7,157,025
     1,500,000                     BB/Ba2   NOVA Chemicals Corp., 8.375%,
                                            11/1/16                                        1,665,000
     3,810,000                      BB/B1   Rain CII Carbon LLC, 8.0%,
                                            12/1/18 (144A)                                 3,990,975
                                                                                      --------------
                                                                                      $   20,609,237
----------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- 0.5%
     2,825,000                      B/Ba3   Ineos Finance Plc, 9.0%,
                                            5/15/15 (144A)                            $    2,998,031
 EURO 2,450,000                  CCC/Caa1   Ineos Group Holdings, Ltd., 7.875%,
                                            2/15/16 (144A)                                 2,891,036
    18,845,000                    BB+/Ba2   LyondellBasell Industries NV, 5.0%,
                                            4/15/19 (144A)                                18,845,000
     1,150,000                   CCC/Caa1   Momentive Performance Materials, Inc.,
                                            9.0%, 1/15/21                                  1,006,250
 EURO   850,000                   NR/Caa1   Momentive Performance Materials, Inc.,
                                            9.5%, 1/15/21                                    906,678
                                                                                      --------------
                                                                                      $   26,646,995
----------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.1%
     4,695,000                   BBB/Baa2   Agrium, Inc., 6.75%, 1/15/19              $    5,634,338
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                  Value
-----------------------------------------------------------------------------------------------------
                                             Specialty Chemicals -- 0.1%
      3,670,000                   BBB/Baa2   Cytec Industries, Inc., 8.95%, 7/1/17     $    4,565,796
        791,000                     BB/Ba2   Nova Chemicals Corp., 7.875%, 9/15/25            790,992
      3,225,000                       B/B2   Vertellus Specialties, Inc., 9.375%,
                                             10/1/15 (144A)                                 2,451,000
                                                                                       --------------
                                                                                       $    7,807,788
-----------------------------------------------------------------------------------------------------
                                             Construction Materials -- 0.3%
      5,098,000                      B-/NR   Cemex Espana Luxembourg, 9.875%,
                                             4/30/19 (144A)                            $    4,894,080
      3,375,000                      B-/NR   Cemex SAB de CV, 9.0%,
                                             1/11/18 (144A)                                 3,180,938
      4,500,000        5.47          B-/NR   Cemex SAB de CV, Floating Rate Note,
                                             9/30/15 (144A)                                 4,061,250
      1,880,000                   BBB/Baa2   Holcim US Finance Sarl & Cie SCS, 6.0%,
                                             12/30/19 (144A)                                1,942,237
      1,680,000                    B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20         1,612,800
      1,750,000                     BBB/NR   Voto-Votorantim Overseas Trading
                                             Operations NV, 6.625%,
                                             9/25/19 (144A)                                 1,953,875
                                                                                       --------------
                                                                                       $   17,645,180
-----------------------------------------------------------------------------------------------------
                                             Metal & Glass Containers -- 0.4%
      1,730,000                      B-/B3   AEP Industries, Inc., 8.25%, 4/15/19      $    1,816,500
 EURO  1,020,000                   BB-/Ba3   Ardagh Glass Finance Plc, 9.25%,
                                             7/1/16 (144A)                                  1,475,618
      7,250,000                     BB-/B3   Ardagh Packaging Finance Plc, 9.125%,
                                             10/15/20 (144A)                                7,775,625
 EURO 10,108,000                     B-/B3   Ardagh Packaging Finance Plc, 9.25%,
                                             10/15/20 (144A)                               13,679,799
                                                                                       --------------
                                                                                       $   24,747,542
-----------------------------------------------------------------------------------------------------
                                             Paper Packaging -- 0.2%
      2,925,000                     BB+/B2   Graphic Packaging International, Inc.,
                                             7.875%, 10/1/18                           $    3,239,438
 EURO  3,325,000                      B/B2   Nordenia International AG, 9.75%,
                                             7/15/17 (144A)                                 4,821,310
      2,000,000                      BB/B1   Sealed Air Corp., 8.125%,
                                             9/15/19 (144A)                                 2,207,500
                                                                                       --------------
                                                                                       $   10,268,248
-----------------------------------------------------------------------------------------------------
                                             Aluminum -- 0.2%
      5,395,000                  BBB-/Baa3   Alcoa, Inc., 6.15%, 8/15/20               $    5,807,588
            783                      B-/B3   Noranda Aluminum Acquisition Corp.,
                                             4.659%, 5/15/15 (PIK)                                756
      5,500,000                       B/B2   Novelis, Inc., Georgia, 8.375%,
                                             12/15/17                                       5,967,500
                                                                                       --------------
                                                                                       $   11,775,844
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    41

------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                  Value
------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 1.1%
  6,575,000                 BBB-/Baa3   AngloGold Ashanti Holdings Plc, 5.375%,
                                        4/15/20                                   $    6,767,858
 27,140,000                 BBB-/Baa3   Gold Fields Orogen Holding BVI, Ltd.,
                                        4.875%, 10/7/20 (144A)                        26,013,446
 11,630,000                    BB-/B1   Quadra FNX Mining, Ltd., 7.75%,
                                        6/15/19 (144A)                                13,229,125
  1,615,000                 BBB-/Baa2   Southern Copper Corp., 5.375%,
                                        4/16/20                                        1,764,174
  3,635,000                    BB/Ba3   Vedanta Resources Plc, 8.25%,
                                        6/7/21 (144A)                                  3,371,462
  7,253,000                    BB/Ba3   Vedanta Resources Plc, 9.5%,
                                        7/18/18 (144A)                                 7,325,530
  3,335,000                 BBB-/Baa3   Volcan Cia Minera SAA, 5.375%,
                                        2/2/22 (144A)                                  3,451,725
                                                                                  --------------
                                                                                  $   61,923,320
------------------------------------------------------------------------------------------------
                                        Precious Metals & Minerals -- 0.1%
  3,175,000                    BB-/NR   ALROSA Finance SA, 7.75%,
                                        11/3/20 (144A)                            $    3,389,312
  3,250,000                   BB-/Ba3   ALROSA Finance SA, 8.875%,
                                        11/17/14 (144A)                                3,591,250
                                                                                  --------------
                                                                                  $    6,980,562
------------------------------------------------------------------------------------------------
                                        Steel -- 1.0%
  3,875,000                 CCC+/Caa2   Algoma Acquisition Corp., 9.875%,
                                        6/15/15 (144A)                            $    3,526,250
  3,645,000                 BBB-/Baa3   Allegheny Technologies, Inc., 9.375%,
                                        6/1/19                                         4,602,323
  3,050,000                 BBB-/Baa3   ArcelorMittal, 5.25%, 8/5/20                   2,985,773
 10,250,000                 BBB-/Baa3   ArcelorMittal, 5.5%, 3/1/21                   10,060,119
  5,420,000                 BBB-/Baa3   ArcelorMittal, 6.125%, 6/1/18                  5,694,832
  5,350,000                   BB+/Ba2   Commercial Metals Co., 7.35%, 8/15/18          5,530,562
  5,550,000                     B+/B3   Essar Steel Algoma, Inc., 9.375%,
                                        3/15/15 (144A)                                 5,730,375
  2,425,000                     B-/B3   Ferrexpo Finance Plc, 7.875%,
                                        4/7/16 (144A)                                  2,243,125
  5,200,000                 BBB-/Baa3   Hyundai Steel Co., 4.625%,
                                        4/21/16 (144A)                                 5,359,255
  4,705,000                     NR/B2   Metinvest BV, 10.25%, 5/20/15 (144A)           4,657,950
  5,675,000                     NR/B2   Metinvest BV, 8.75%, 2/14/18 (144A)            5,135,875
  4,738,000                      B/B3   Severstal Columbus LLC, 10.25%,
                                        2/15/18                                        5,069,660
                                                                                  --------------
                                                                                  $   60,596,099
------------------------------------------------------------------------------------------------
                                        Forest Products -- 0.0%+
  1,650,000                     NR/WR   Sino-Forest Corp., 6.25%,
                                        10/21/17 (144A) (c)                       $      346,500
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                  Value
----------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.1%
     2,000,000                      B+/B1   Appleton Papers, Inc., 10.5%,
                                            6/15/15 (144A)                            $    2,075,000
     2,100,000                     BB/Ba2   Sappi Papier Holding GmbH, 6.625%,
                                            4/15/21 (144A)                                 1,963,500
                                                                                      --------------
                                                                                      $    4,038,500
                                                                                      --------------
                                            Total Materials                           $  259,020,153
----------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 2.9%
                                            Aerospace & Defense -- 0.2%
     2,600,000                    BB-/Ba3   GeoEye, Inc., 9.625%, 10/1/15             $    2,847,000
     6,250,000                      B-/B3   TransDigm, Inc., 7.75%, 12/15/18               6,765,625
                                                                                      --------------
                                                                                      $    9,612,625
----------------------------------------------------------------------------------------------------
                                            Building Products -- 0.5%
     4,025,000                    BB+/Ba3   Building Materials Corp., of America,
                                            6.75%, 5/1/21 (144A)                      $    4,271,531
     3,438,000                   BBB-/Ba2   Masco Corp., 5.85%, 3/15/17                    3,523,427
     6,875,000                   BBB-/Ba2   Masco Corp., 5.95%, 3/15/22                    6,890,998
    14,290,000                   BBB-/Ba2   Masco Corp., 7.125%, 3/15/20                  15,276,996
                                                                                      --------------
                                                                                      $   29,962,952
----------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 0.2%
     3,400,000                    BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                            1/15/21                                   $    3,468,000
     8,675,000                      B+/B1   Empresas ICA SAB de CV, 8.9%,
                                            2/4/21 (144A)                                  8,696,688
                                                                                      --------------
                                                                                      $   12,164,688
----------------------------------------------------------------------------------------------------
                                            Electrical Components & Equipment -- 0.4%
     3,679,000                     BB/Ba2   Anixter, Inc., 5.95%, 3/1/15              $    3,743,382
     7,018,000                     B+/Ba2   Belden, Inc., 7.0%, 3/15/17                    7,237,312
     3,932,000                       B/B3   Coleman Cable, Inc., 9.0%, 2/15/18             4,138,430
     3,100,000                   BBB/Baa2   Thomas & Betts Corp., 5.625%,
                                            11/15/21                                       3,441,651
     3,500,000                       B/B2   WireCo WorldGroup, Inc., 9.5%, 5/15/17         3,613,750
                                                                                      --------------
                                                                                      $   22,174,525
----------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.2%
 EURO 1,400,000                   BB-/Ba3   Mark IV Europe Lux SCA, 8.875%,
                                            12/15/17 (144A)                           $    1,913,357
     2,600,000                    CCC+/B3   Park-Ohio Industries, Inc., 8.125%,
                                            4/1/21                                         2,678,000
     4,485,000                   BBB/Baa2   Tyco Electronics Group SA, 6.55%,
                                            10/1/17                                        5,310,043
       750,000                      A-/A3   Tyco International Finance SA, 8.5%,
                                            1/15/19                                          972,021
                                                                                      --------------
                                                                                      $   10,873,421
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    43

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 0.3%
  5,880,000                   B+/Caa1   American Railcar Industries, Inc., 7.5%,
                                        3/1/14                                     $    5,938,800
  2,900,000                   BB-/Ba2   Boart Longyear Management Pty, Ltd.,
                                        7.0%, 4/1/21 (144A)                             3,030,500
  1,125,000                      B/B2   Commercial Vehicle Group, Inc., 7.875%,
                                        4/15/19 (144A)                                  1,136,250
  1,345,000                    A/Baa1   Cummins, Inc., 6.75%, 2/15/27                   1,598,668
  1,200,000                     BB/B1   Oshkosh Corp., 8.5%, 3/1/20                     1,306,500
  1,100,000                     B+/B1   Titan International, Inc., 7.875%,
                                        10/1/17                                         1,171,500
                                                                                   --------------
                                                                                   $   14,182,218
-------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 0.4%
  3,020,000                 BBB+/Baa1   Ingersoll-Rand Global Holding Co., Ltd.,
                                        9.5%, 4/15/14                              $    3,479,747
  6,050,000                    B/Caa1   Liberty Tire Recycling, 11.0%,
                                        10/1/16 (144A)                                  5,687,000
  4,335,000                 CCC+/Caa2   Mueller Water Products, Inc., 7.375%,
                                        6/1/17                                          4,269,975
  3,830,000                 BBB-/Baa3   Valmont Industries, Inc., 6.625%,
                                        4/20/20                                         4,383,025
  7,210,000                     B+/NR   WPE International Cooperatief UA,
                                        10.375%, 9/30/20 (144A)                         6,801,193
                                                                                   --------------
                                                                                   $   24,620,940
-------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.7%
  3,950,000                   BB-/Ba2   ACE Hardware Corp., 9.125%,
                                        6/1/16 (144A)                              $    4,157,375
  2,870,000                   BB+/Ba3   Aircastle, Ltd., 7.625% 4/15/20 (144A)          2,870,000
 12,603,000                   BBB-/NR   Aviation Capital Group Corp., 6.75%,
                                        4/6/21 (144A)                                  12,223,776
 13,500,000                      B/B2   Avis Budget Car Rental LLC, 8.25%,
                                        1/15/19                                        14,073,750
  6,795,000                  BBB/Baa1   GATX Corp., 6.0%, 2/15/18                       7,546,683
                                                                                   --------------
                                                                                   $   40,871,584
                                                                                   --------------
                                        Total Capital Goods                        $  164,462,953
-------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                        Diversified Support Services -- 0.0%+
  2,075,000                     B+/B1   Iron Mountain, Inc., 7.75%, 10/1/19        $    2,266,938
                                                                                   --------------
                                        Total Commercial Services & Supplies       $    2,266,938
-------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.8%
                                        Air Freight & Logistics -- 0.2%
  4,765,000                   B-/Caa1   CEVA Group Plc, 11.5%, 4/1/18 (144A)       $    4,717,350
    355,000                     B-/B3   CEVA Group Plc, 11.625%,
                                        10/1/16 (144A)                                    376,300

The accompanying notes are an integral part of these financial statements.

44    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Air Freight & Logistics -- (continued)
  2,500,000                     B+/Ba3   CEVA Group Plc, 8.375%,
                                         12/1/17 (144A)                               $    2,475,000
                                                                                      --------------
                                                                                      $    7,568,650
----------------------------------------------------------------------------------------------------
                                         Airlines -- 0.3%
  7,050,000                  BBB-/Baa3   American Airlines, Inc., 2011-2 Class A
                                         Pass Through Trust, 8.625%, 10/15/21         $    7,437,750
    381,277                     B-/Ba3   Continental Airlines, Inc., 1997-1 Class B
                                         Pass Through Trust, 7.461%, 4/1/12                  379,371
    821,922                     BB/Ba1   Continental Airlines, Inc., 1999-1 Class B
                                         Pass Through Trust, 6.795%, 8/2/18                  805,484
  2,907,314                    A-/Baa2   Delta Air Lines, Inc., 2010-2 Class A Pass
                                         Through Trust, 4.95%, 5/23/19                     3,067,216
  6,515,000                       B/NR   TAM Capital 3, Inc., 8.375%,
                                         6/3/21 (144A)                                     6,857,038
                                                                                      --------------
                                                                                      $   18,546,859
----------------------------------------------------------------------------------------------------
                                         Trucking -- 0.3%
  4,200,000                  BBB-/Baa2   Asciano Finance, Ltd., 5.0%,
                                         4/7/18 (144A)                                $    4,338,037
  9,013,103                     NR/Ba2   Inversiones Alsacia SA, 8.0%,
                                         8/18/18 (144A)                                    8,945,505
  3,675,000                     B/Caa1   Swift Services Holdings, Inc., 10.0%,
                                         11/15/18                                          4,001,156
                                                                                      --------------
                                                                                      $   17,284,698
----------------------------------------------------------------------------------------------------
                                         Airport Services -- 0.0%
  1,100,000                       B/B2   Aguila 3 SA, 7.875%, 1/31/18 (144A)          $    1,149,500
                                                                                      --------------
                                         Total Transportation                         $   44,549,707
----------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 0.1%
                                         Auto Parts & Equipment -- 0.0%+
    870,000                      B-/B3   Allison Transmission, Inc., 11.0%,
                                         11/1/15 (144A)                               $      917,850
----------------------------------------------------------------------------------------------------
                                         Automobile Manufacturers -- 0.1%
    750,000                       B/B2   Chrysler Group LLC, 8.0%, 6/15/19            $      753,750
  3,000,000                       B/B2   Chrysler Group LLC, 8.25%, 6/15/21                3,030,000
  1,390,000                  BBB+/Baa2   Hyundai Motor Manufacturing Czech sro,
                                         4.5%, 4/15/15 (144A)                              1,464,964
                                                                                      --------------
                                                                                      $    5,248,714
                                                                                      --------------
                                         Total Automobiles & Components               $    6,166,564
----------------------------------------------------------------------------------------------------
                                         CONSUMER DURABLES & APPAREL -- 0.8%
                                         Homebuilding -- 0.3%
  2,150,000                     BB-/NR   Corporacion GEO SAB de CV, 8.875%,
                                         3/27/22 (144A)                               $    2,198,375
  4,110,000                     NR/Ba3   Desarrolladora Homex SAB de CV, 9.5%,
                                         12/11/19 (144A)                                   4,356,600

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    45

-----------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                   Value
-----------------------------------------------------------------------------------------------------
                                            Homebuilding -- (continued)
     7,705,000                     NR/Ba3   Desarrolladora Homex SAB de CV, 9.75%,
                                            3/25/20 (144A)                             $    8,167,300
     2,244,000                     NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                            9.5%, 1/21/20 (144A)                            2,367,420
     3,975,000                     NR/Ba3   Urbi Desarrollos Urbanos SAB de CV,
                                            9.75%, 2/3/22 (144A)                            4,213,500
                                                                                       --------------
                                                                                       $   21,303,195
-----------------------------------------------------------------------------------------------------
                                            Household Appliances -- 0.1%
     4,090,000                  BBB-/Baa3   Whirlpool Corp., 5.5%, 3/1/13              $    4,239,121
-----------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 0.4%
     9,339,000                     BB+/NR   Controladora Mabe SA CV, 7.875%,
                                            10/28/19 (144A)                            $   10,086,120
     4,175,000                    BB-/Ba3   Reynolds Group Issuer, Inc., 7.125%,
                                            4/15/19 (144A)                                  4,352,438
     5,895,000                    B-/Caa1   Reynolds Group Issuer, Inc., 9.875%,
                                            8/15/19 (144A)                                  6,027,638
     2,455,000                    CCC+/B3   Yankee Candle Co., Inc., 9.75%, 2/15/17         2,547,062
                                                                                       --------------
                                                                                       $   23,013,258
                                                                                       --------------
                                            Total Consumer Durables & Apparel          $   48,555,574
-----------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 1.3%
                                            Casinos & Gaming -- 0.7%
     4,865,000                       B/B2   Codere Finance Luxembourg SA, 9.25%,
                                            2/15/19 (144A)                             $    4,828,512
 EURO 7,530,000       8.25         BB/Ba2   Lottomatica S.p.A., Floating Rate Note,
                                            3/31/66 (144A)                                  9,369,144
     1,875,000                      NR/WR   Mashantucket Western Pequot Tribe,
                                            8.5%, 11/15/15 (144A) (c)                         131,250
 EURO 4,041,000                     B-/B3   Peermont Global Pty, Ltd., 7.75%,
                                            4/30/14 (144A)                                  4,795,380
     2,310,000                     BB-/B1   Scientific Games International, Inc.,
                                            7.875%, 6/15/16 (144A)                          2,408,175
     4,274,000                     BB-/B1   Scientific Games International, Inc.,
                                            9.25%, 6/15/19                                  4,733,455
     1,780,000                   CCC/Caa2   Shingle Springs Tribal Gaming Authority,
                                            9.375%, 6/15/15 (144A)                          1,286,050
    11,375,000                    BBB-/NR   Wynn Las Vegas LLC, 5.375%,
                                            3/15/22 (144A)                                 11,090,625
                                                                                       --------------
                                                                                       $   38,642,591
-----------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.1%
     3,536,000                   BBB-/Ba2   Arcos Dorados BV, 7.5%,
                                            10/1/19 (144A)                             $    3,890,661
     4,000,000                      B-/B3   Burger King Corp., 9.875%, 10/15/18             4,480,000
                                                                                       --------------
                                                                                       $    8,370,661
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Education Services -- 0.3%
     4,000,000                    AAA/Aaa   Massachusetts Institute of Technology,
                                            5.6%, 7/1/11                                $    5,064,840
     3,475,000                    AAA/Aaa   The Board of Trustees of The Leland
                                            Stanford Junior University, 4.75%,
                                            5/1/19                                           4,050,112
     2,650,000                     AA-/NR   Tufts University, 5.017%, 4/15/12                2,690,942
     2,800,000                     AA/Aa1   University of Southern California, 5.25%,
                                            10/1/11                                          3,268,216
                                                                                        --------------
                                                                                        $   15,074,110
------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 0.2%
     4,960,000                    BB-/Ba3   Service Corp International United States,
                                            7.0%, 5/15/19                               $    5,369,200
     5,322,000                    BB-/Ba3   Service Corp International United States,
                                            8.0%, 11/15/21                                   6,146,910
                                                                                        --------------
                                                                                        $   11,516,110
                                                                                        --------------
                                            Total Consumer Services                     $   73,603,472
------------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.9%
                                            Broadcasting -- 0.9%
     6,150,000                     BB-/B1   CCO Holdings LLC, 6.625%, 1/31/22           $    6,380,625
     5,100,000                     BB-/B1   CCO Holdings LLC, 7.25%, 10/30/17                5,469,750
     3,700,000                     BB-/B1   CCO Holdings LLC, 7.375%, 6/1/20                 4,014,500
     3,390,000                  BBB+/Baa1   Grupo Televisa SAB, 6.0%, 5/15/18                3,908,694
        28,535                  CCC+/Caa3   Intelsat Luxembourg SA, 11.5%, 2/4/17               29,676
     7,100,000                  CCC+/Caa3   Intelsat Luxembourg SA, 11.5%,
                                            2/4/17 (144A) (PIK)                              7,313,000
     6,400,000                    NR/Baa3   Myriad International Holding BV, 6.375%,
                                            7/28/17 (144A)                                   7,008,000
     3,000,000                       B/B1   Nara Cable Funding, Ltd., 8.875%,
                                            12/1/18 (144A)                                   2,850,000
 EURO 7,260,000                      B/B1   Nara Cable Funding, Ltd., 8.875%,
                                            12/1/18 (144A)                                   8,954,112
     4,125,000                      B-/B3   Telesat Canada, Inc., 12.5%, 11/1/17             4,609,688
                                                                                        --------------
                                                                                        $   50,538,045
------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.0%+
     1,100,000                   BBB/Baa2   Time Warner Cable, Inc., 8.25%, 4/1/19      $    1,406,792
       640,000                   BBB/Baa2   Time Warner Cable, Inc., 8.75%,
                                            2/14/19                                            834,307
                                                                                        --------------
                                                                                        $    2,241,099
                                                                                        --------------
                                            Total Media                                 $   52,779,144
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    47

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.3%
                                        Internet Retail -- 0.3%
  9,735,000                  BBB-/Ba1   Expedia, Inc., 5.95%, 8/15/20               $   10,026,096
  7,395,000                      B/B3   Ticketmaster Entertainment LLC,
                                        10.75%, 8/1/16                                   7,958,869
                                                                                    --------------
                                                                                    $   17,984,965
                                                                                    --------------
                                        Total Retailing                             $   17,984,965
--------------------------------------------------------------------------------------------------
                                        FOOD & STAPLES RETAILING -- 0.1%
                                        Drug Retail -- 0.1%
  5,860,807                 BBB+/Baa2   CVS Pass-Through Trust, 5.773%,
                                        1/10/33 (144A)                              $    6,217,495
  1,123,766                 BBB+/Baa2   CVS Pass-Through Trust, 6.036%,
                                        12/10/28                                         1,232,086
                                                                                    --------------
                                                                                    $    7,449,581
                                                                                    --------------
                                        Total Food & Staples Retailing              $    7,449,581
--------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 1.2%
                                        Brewers -- 0.1%
  4,255,000                   A-/Baa1   Anheuser-Busch InBev Worldwide, Inc.,
                                        7.75%, 1/15/19                              $    5,550,954
--------------------------------------------------------------------------------------------------
                                        Soft Drinks -- 0.1%
  3,370,000                    BB/Ba2   Central American Bottling Corp., 6.75%,
                                        2/9/22 (144A)                               $    3,487,950
--------------------------------------------------------------------------------------------------
                                        Agricultural Products -- 0.2%
 12,670,000                  BBB-/Ba1   Viterra, Inc., 5.95%, 8/1/20 (144A)         $   13,824,541
--------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.6%
    750,000                     NR/B1   Bertin SA, 10.25%, 10/5/16 (144A)           $      816,750
  2,000,000                   CCC+/B3   Del Monte Corp., 7.625%, 2/15/19                 1,990,000
  1,038,898                     NR/NR   Independencia International, Ltd., 12.0%,
                                        12/30/16 (144A) (c)                                  5,194
  7,713,000                     BB/B1   JBS Finance II, Ltd., 8.25%,
                                        1/29/18 (144A)                                   7,855,690
  4,650,000                     BB/B1   JBS USA LLC, 8.25%, 2/1/20 (144A)                4,777,875
  3,305,000                 BBB-/Baa2   Kraft Foods, Inc., 6.5%, 2/9/40                  4,066,912
  6,750,000                     B+/B1   Marfrig Overseas, Ltd., 9.5%,
                                        5/4/20 (144A)                                    6,181,650
  5,000,000                     B+/B2   Minerva Luxembourg SA, 12.25%,
                                        2/10/22 (144A)                                   5,462,500
  5,538,000                     B+/B2   Minerva Overseas II, Ltd., 10.875%,
                                        11/15/19 (144A)                                  5,842,590
                                                                                    --------------
                                                                                    $   36,999,161
--------------------------------------------------------------------------------------------------
                                        Tobacco -- 0.2%
 10,125,000                      B/B2   Alliance One International, Inc., 10.0%,
                                        7/15/16                                     $   10,175,625
                                                                                    --------------
                                        Total Food, Beverage & Tobacco              $   70,038,231
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                            Personal Products -- 0.1%
     2,100,000                    BB-/Ba3   Hypermarcas SA, 6.5%, 4/20/21 (144A)        $    2,037,000
     2,375,000                    NR/Caa1   Monitronics International, Inc., 9.125%,
                                            4/1/20 (144A)                                    2,404,688
                                                                                        --------------
                                                                                        $    4,441,688
                                                                                        --------------
                                            Total Household & Personal Products         $    4,441,688
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                            Health Care Supplies -- 0.1%
     4,100,000                       B/B2   Alere, Inc., 7.875%, 2/1/16                 $    4,274,250
     3,105,000                      B-/B3   Biomet, Inc., 10.375%, 10/15/17 (PIK)            3,345,638
                                                                                        --------------
                                                                                        $    7,619,888
------------------------------------------------------------------------------------------------------
                                            Health Care Services -- 0.1%
     5,413,000                   CCC/Caa2   Gentiva Health Services, Inc., 11.5%,
                                            9/1/18                                      $    5,047,622
------------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 0.4%
     4,000,000                     BB/Ba3   HCA, Inc., 6.5%, 2/15/20                    $    4,200,000
     1,700,000                     BB/Ba3   HCA, Inc., 7.875%, 2/15/20                       1,867,875
     1,430,000                     BB/Ba3   HCA, Inc., 8.5%, 4/15/19                         1,589,088
       800,000                      B-/B3   Vanguard Health Holding Co., II LLC,
                                            7.75%, 2/1/19                                      796,000
    11,680,000                      B-/B3   Vanguard Health Holding Co., II LLC,
                                            7.75%, 2/1/19 (144A)                            11,621,600
                                                                                        --------------
                                                                                        $   20,074,563
------------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.1%
     6,700,000                    BB+/Ba3   Amerigroup Corp., 7.5%, 11/15/19            $    7,336,500
                                                                                        --------------
                                            Total Health Care Equipment & Services      $   40,078,573
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY &
                                            LIFE SCIENCES -- 0.3%
                                            Biotechnology -- 0.1%
     5,610,000                      BB/B3   Warner Chilcott Co., LLC, 7.75%, 9/15/18    $    5,848,425
------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.2%
     9,170,000                     BB-/B1   Valeant Pharmaceuticals International,
                                            6.875%, 12/1/18 (144A)                      $    9,238,775
                                                                                        --------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                             $   15,087,200
------------------------------------------------------------------------------------------------------
                                            BANKS -- 5.3%
                                            Diversified Banks -- 3.5%
 AUD  6,950,000                   AAA/Aaa   Asian Development Bank, 0.5%,
                                            3/27/13                                     $    6,950,917
 NOK 70,000,000                   AAA/Aaa   Asian Development Bank, 3.375%,
                                            5/20/14                                         12,627,574

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    49

------------------------------------------------------------------------------------------------------
Principal          Floating    S&P/Moody's
Amount ($)         Rate (b)    Ratings                                                  Value
------------------------------------------------------------------------------------------------------
                                             Diversified Banks -- (continued)
       5,250,000                     BBB/NR  Banco Continental SA via Continental
                                             Senior Trustees II Cayman, Ltd., 5.75%,
                                             1/18/17 (144A)                             $    5,512,500
       6,400,000        7.38         BB+/NR  Banco Continental SA via Continental
                                             Trustees Cayman, Ltd., Floating Rate
                                             Note, 10/7/40 (144A)                            6,710,912
       5,300,000                    NR/Baa2  Banco de Credito del Peru Panama,
                                             5.375%, 9/16/20 (144A)                          5,406,000
       1,753,000        9.75         BB+/NR  Banco de Credito del Peru Panama,
                                             Floating Rate Note, 11/6/69 (144A)              2,051,010
      10,155,000        6.88        NR/Baa3  Banco de Credito del Peru Panama,
                                             Floating Rate Note, 9/16/26 (144A)             11,018,175
       3,650,000                     NR/Ba1  Banco do Estado do Rio Grande do Sul,
                                             7.375%, 2/2/22 (144A)                           3,834,580
       1,700,000                     NR/Ba2  Banco Macro SA, 10.75%, 6/7/12                  1,037,000
      14,650,000                    NR/Baa2  BanColombia SA, 5.95%, 6/3/21                  15,510,688
       3,060,000                     A+/Aa3  Barclays Bank Plc, 5.125%, 1/8/20               3,200,631
      23,300,000                      NR/A2  BBVA Bancomer SA Texas, 6.5%,
                                             3/10/21 (144A)                                 24,290,250
 TRY   29,560,000                    AA/Aaa  Cooperatieve Centrale Raiffeisen-
                                             Boerenleenbank BA Netherlands,
                                             0.0%, 3/3/15 (d)                               12,886,999
  EURO  5,150,000                    NR/Aaa  Cooperatieve Centrale Raiffeisen-
                                             Boerenleenbank BA Netherlands,
                                             6.875%, 3/19/20                                 6,609,249
       4,150,000        8.38      BBB-/Baa3  Credit Agricole SA, Floating Rate Note,
                                             10/29/49 (144A)                                 3,859,500
       1,900,000                       A/A1  Export-Import Bank of Korea, 5.875%,
                                             1/14/15                                         2,072,142
       2,770,000                       A/A1  Industrial Bank of Korea, 7.125%,
                                             4/23/14 (144A)                                  3,031,870
  NOK 167,500,000                   AAA/Aaa  International Bank for Reconstruction &
                                             Development, 3.25%, 4/14/14                    30,164,178
      11,625,000                    BBB+/A2  Intesa Sanpaolo S.p.A., 3.625%,
                                             8/12/15 (144A)                                 11,105,851
       1,125,000                    BBB+/A2  Intesa Sanpaolo S.p.A., 6.5%,
                                             2/24/21 (144A)                                  1,086,851
       5,115,000        2.89        BBB+/A2  Intesa Sanpaolo S.p.A., Floating Rate
                                             Note, 2/24/14 (144A)                            4,989,120
       2,420,000                      B+/B2  Kazkommertsbank JSC, 8.0%,
                                             11/3/15 (144A)                                  2,311,100
      13,825,000        6.38          A-/A2  Northgroup Preferred Capital Corp.,
                                             Floating Rate Note, 1/29/49 (144A)             13,528,316
       3,900,000        3.22           A/NR  SBP DPR Finance Co., Floating Rate Note,
                                             3/15/17 (144A)                                  3,882,929
       6,900,000                      A+/A2  Standard Chartered Plc, 3.85%,
                                             4/27/15 (144A)                                  7,165,512
                                                                                        --------------
                                                                                        $  200,843,854
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------------
Principal      Floating    S&P/Moody's
Amount ($)     Rate (b)    Ratings                                                       Value
-------------------------------------------------------------------------------------------------------
                                         Regional Banks -- 1.8%
   1,180,000                    BBB+/A2  American Express Bank FSB, 5.5%,
                                         4/16/13                                         $    1,235,246
   6,843,000                    NR/Baa3  Banco Internacional del Peru SAA,
                                         5.75%, 10/7/20 (144A)                                6,945,645
  10,765,000                   BB+/Baa3  Capital One Capital VI, 8.875%, 5/15/40             10,837,341
   1,500,000                       A/NR  CoBank ACB, 7.875%, 4/16/18 (144A)                   1,793,556
   2,850,000                       A/A1  Mellon Funding Corp., 5.5%, 11/15/18                 3,242,941
   1,809,000                      A-/A3  PNC Bank NA, 6.0%, 12/7/17                           2,050,590
  15,455,000        8.25       BBB/Baa3  PNC Financial Services Group, Inc.,
                                         Floating Rate Note, 5/29/49                         15,858,051
  17,335,000        6.75       BBB/Baa3  PNC Financial Services Group, Inc.,
                                         Floating Rate Note, 7/29/49                         18,276,637
   4,600,000        8.70       BBB/Baa3  PNC Preferred Funding Trust III, Floating
                                         Rate Note, 3/29/49 (144A)                            4,727,466
  15,896,000                      A-/A3  Sovereign Bank, 8.75%, 5/30/18                      18,611,800
  16,290,000        5.46      BBB+/Baa1  State Street Capital Trust III, Floating Rate
                                         Note, 1/29/49                                       16,353,531
   2,195,000                      A+/A1  Wachovia Bank NA, 6.0%, 11/15/17                     2,521,566
     660,000        5.57      BBB+/Baa3  Wachovia Capital Trust III, Floating Rate
                                         Note, 3/29/49                                          623,700
                                                                                         --------------
                                                                                         $  103,078,070
-------------------------------------------------------------------------------------------------------
                                         Thrifts & Mortgage Finance -- 0.0%
   1,550,000                     BB/Ba1  Alfa Bank OJSC Via Alfa Bond Issuance
                                         Plc, 7.875%, 9/25/17 (144A)                     $    1,598,825
    DKK 751                     AAA/Aa1  Nykredit Realkredit AS, 6.0%, 10/1/29                      149
  DKK 33,980                    AAA/Aa1  Nykredit Realkredit AS, 7.0%, 7/1/32                     6,820
                                                                                         --------------
                                                                                         $    1,605,794
                                                                                         --------------
                                         Total Banks                                     $  305,527,718
-------------------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 5.7%
                                         Other Diversified Financial Services -- 1.9%
   9,255,000                  BBB+/Baa2  Alterra Finance LLC, 6.25%, 9/30/20             $    9,747,644
 EURO 900,000      11.62          B-/NR  ATLAS VI Capital, Ltd., Floating Rate Note,
                                         4/7/14 (Cat Bond) (144A)                             1,218,015
   2,500,000        6.50         BB+/NR  Caelus Re II, Ltd., Floating Rate Note,
                                         5/24/13 (Cat Bond) (144A)                            2,476,250
     400,000        9.00         BB-/NR  Compass Re, Ltd., Floating Rate Note,
                                         1/8/15 (Cat Bond) (144A)                               393,560
   2,900,000       10.25         BB-/NR  Compass Re, Ltd., Floating Rate Note,
                                         1/8/15 (Cat Bond) (144A)                             2,844,900
     850,000        0.00          BB/NR  East Lane Re V, Ltd., Floating Rate Note,
                                         3/16/16 (Cat Bond) (144A)                              843,115
   3,570,000                  BBB+/Baa2  Hyundai Capital Services, Inc., 3.5%,
                                         9/13/17 (144A)                                       3,578,379
   2,550,000                  BBB+/Baa2  Hyundai Capital Services, Inc., 4.375%,
                                         7/27/16 (144A)                                       2,667,430

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    51

---------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                       Value
---------------------------------------------------------------------------------------------------------
                                            Other Diversified Financial Services -- (continued)
     3,200,000        8.35         BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                       $    3,135,360
       400,000       13.50          B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                              391,760
     2,200,000        6.20         BB-/NR   Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                            (Cat Bond) (144A)                                   2,163,040
       425,000        9.25           B/NR   Ibis Re, Ltd., Floating Rate Note, 5/3/13
                                            (Cat Bond) (144A)                                     421,472
 TRY  7,900,000                     A/Aa3   JPMorgan Chase & Co., 0.0%,
                                            10/4/17 (144A) (d)                                  2,532,042
    22,690,000        7.90       BBB/Baa1   JPMorgan Chase & Co., Floating Rate
                                            Note, 4/29/49                                      24,857,349
     7,250,000        6.00          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            1/8/14 (Cat Bond) (144A)                            7,036,125
     4,450,000        7.25          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            1/8/14 (Cat Bond) (144A)                            4,302,260
     4,700,000        6.25          BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (Cat Bond) (144A)                           4,653,000
     4,900,000        8.25         BB-/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            5/17/13 (Cat Bond) (144A)                           4,864,720
     4,000,000        9.99         BB-/NR   Loma Reinsurance, Ltd., Floating Rate
                                            Note, 12/21/12 (Cat Bond) (144A)                    4,048,400
     4,200,000                      BB/NR   Magnesita Finance, Ltd., 8.625%,
                                            10/5/49 (144A)                                      4,200,000
     3,700,000        7.50         BB-/NR   Queen Street II Capital, Ltd., Floating Rate
                                            Note, 4/9/14 (Cat Bond) (144A)                      3,613,050
     2,000,000        0.00         BB-/NR   Queen Street IV Capital, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)                 1,914,000
     1,900,000        0.00          NR/NR   Queen Street V Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                      1,878,910
     3,250,000        6.25          BB/NR   Residential Reinsurance 2010, Ltd.,
                                            Floating Rate Note, 6/6/13
                                            (Cat Bond) (144A)                                   3,213,600
     2,950,000        8.90          B+/NR   Residential Reinsurance 2010, Ltd.,
                                            Floating Rate Note, 6/6/13
                                            (Cat Bond) (144A)                                   2,947,935
     3,800,000        0.00          BB/NR   Residential Reinsurance 2010, Ltd.,
                                            Floating Rate Note, 6/6/13
                                            (Cat Bond) (144A)                                   3,777,200
     3,500,000        9.00          B+/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15
                                            (Cat Bond) (144A)                                   3,499,650
                                                                                           --------------
                                                                                           $  107,219,166
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            Multi-Sector Holdings -- 0.2%
     4,710,000                    BBB-/NR   Gruposura Finance, 5.7%,
                                            5/18/21 (144A)                              $    4,921,950
     9,100,000                     AA/Aa3   IPIC GMTN, Ltd., 5.5%, 3/1/22 (144A)             9,361,625
                                                                                        --------------
                                                                                        $   14,283,575
------------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.7%
    10,130,000                   BBB/Baa1   Banque PSA Finance SA, 5.75%,
                                            4/4/21 (144A)                               $    9,264,584
     6,180,000                  BBB+/Baa1   BM&FBovespa SA, 5.5%,
                                            7/16/20 (144A)                                   6,566,250
    16,665,000                   BBB/Baa3   Cantor Fitzgerald LP, 7.875%,
                                            10/15/19 (144A)                                 16,393,577
     3,670,000                     BBB/NR   Corp Financiera de Desarrollo SA, 4.75%,
                                            2/8/22 (144A)                                    3,815,503
     2,350,000        5.25         BB+/NR   Kibou, Ltd., Floating Rate Note, 2/16/15
                                            (Cat Bond) (144A)                                2,342,010
                                                                                        --------------
                                                                                        $   38,381,924
------------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.4%
     2,030,000                   BBB/Baa1   Capital One Bank USA NA, 8.8%,
                                            7/15/19                                     $    2,482,059
 CNY 56,000,000                      A/A2   Caterpillar Financial Services Corp.,
                                            1.35%, 7/12/13                                   8,729,801
       200,000                       A/A2   Caterpillar Financial Services Corp.,
                                            7.05%, 10/1/18                                     254,603
     1,240,000                  BBB+/Baa2   Hyundai Capital America, Ltd., 3.75%,
                                            4/6/16 (144A)                                    1,269,575
     1,200,000                  BBB+/Baa2   Hyundai Capital America, Ltd., 4.0%,
                                            6/8/17 (144A)                                    1,232,942
     4,559,000        4.00       BBB-/Ba1   SLM Corp., Floating Rate Note, 7/25/14           4,582,661
     5,195,000                     CCC/B3   Springleaf Finance Corp., 6.9%,
                                            12/15/17                                         4,052,100
                                                                                        --------------
                                                                                        $   22,603,741
------------------------------------------------------------------------------------------------------
                                            Asset Management & Custody Banks -- 0.4%
     7,360,000        7.52      BBB+/Baa2   Ameriprise Financial, Inc., Floating Rate
                                            Note, 6/1/66                                $    7,930,400
     5,650,000                      NR/B1   Intercorp Retail Trust, 8.875%,
                                            11/14/18 (144A)                                  6,102,000
     4,430,000                  BBB-/Baa3   Janus Capital Group, Inc., 6.7%,
                                            6/15/17                                          4,745,017
     4,350,000                    BB+/Ba1   Neuberger Berman Group LLC, 5.625%,
                                            3/15/20 (144A)                                   4,371,750
                                                                                        --------------
                                                                                        $   23,149,167
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    53

-----------------------------------------------------------------------------------------------------
Principal       Floating    S&P/Moody's
Amount ($)      Rate (b)    Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 2.1%
    1,322,345                    BBB-/NR   Alta Wind Holdings LLC, 7.0%,
                                           6/30/35 (144A)                              $    1,424,140
   25,490,000        5.79       BB+/Baa2   Goldman Sachs Capital II, Floating Rate
                                           Note, 6/1/43                                    17,492,512
    7,115,000                   BBB/Baa2   Jefferies Group, Inc., 5.125%, 4/13/18           6,901,550
   11,745,000                   BBB/Baa2   Jefferies Group, Inc., 6.875%, 4/15/21          11,950,538
    1,425,000                   BBB/Baa2   Jefferies Group, Inc., 8.5%, 7/15/19             1,581,750
    3,275,000                     BBB/A3   Macquarie Bank, Ltd., 6.625%,
                                           4/7/21 (144A)                                    3,287,514
    5,825,000                     BBB/A3   Macquarie Group, Ltd., 6.0%,
                                           1/14/20 (144A)                                   5,817,923
    7,750,000                     BBB/A3   Macquarie Group, Ltd., 6.25%,
                                           1/14/21 (144A)                                   7,843,155
    5,350,000                     BBB/A3   Macquarie Group, Ltd., 7.625%,
                                           8/13/19 (144A)                                   5,755,830
    3,820,000                    A-/Baa1   Merrill Lynch & Co., Inc., 5.45%, 2/5/13         3,927,976
   11,200,000                  BBB+/Baa2   Merrill Lynch & Co., Inc., 7.75%,
                                           5/14/38                                         12,223,960
    5,900,000                      A-/A2   Morgan Stanley, Inc., 5.5%, 1/26/20              5,754,152
    7,630,000                      A-/A2   Morgan Stanley, Inc., 6.625%, 4/1/18             8,034,497
    1,000,000        4.75          B+/NR   Queen Street III Capital, Ltd., Floating
                                           Rate Note, 7/28/14 (Cat Bond) (144A)               991,600
    9,000,000                   BBB/Baa2   Raymond James Financial, Inc., 4.25%,
                                           4/15/16                                          9,295,389
   13,628,000                    NR/Baa3   Scottrade Financial Services, Inc.,
                                           6.125%, 7/11/21 (144A)                          13,350,616
    8,500,000        5.32          NR/NR   UBS AG, Floating Rate Note,
                                           1/15/14 (144A)                                   8,471,780
                                                                                       --------------
                                                                                       $  124,104,882
                                                                                       --------------
                                           Total Diversified Financials                $  329,742,455
-----------------------------------------------------------------------------------------------------
                                           INSURANCE -- 4.7%
                                           Insurance Brokers -- 0.2%
      565,000                  CCC+/Caa2   HUB International Holdings, Inc., 10.25%,
                                           6/15/15 (144A)                              $      582,656
    6,715,000                  BBB-/Baa3   Ironshore Holdings US, Inc., 8.5%,
                                           5/15/20 (144A)                                   7,305,853
 GBP 2,125,000                    NR/Ba3   Towergate Finance Plc, 8.5%,
                                           2/15/18 (144A)                                   3,178,007
    1,700,000        4.38       CCC/Caa1   USI Holdings Corp., Floating Rate Note,
                                           11/15/14 (144A)                                  1,589,500
                                                                                       --------------
                                                                                       $   12,656,016
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Life & Health Insurance -- 1.1%
  9,970,000                  BBB/Baa3   Delphi Financial Group, Inc., 7.875%,
                                        1/31/20                                      $   11,652,487
  3,200,000                 BBB-/Baa3   Forethought Financial Group, Inc.,
                                        8.625%, 4/15/21 (144A)                            3,159,971
  2,565,000                   A-/Baa2   Lincoln National Corp., 8.75%, 7/1/19             3,246,962
 11,729,000  6.05             BBB/Ba1   Lincoln National Corp., Floating Rate
                                        Note, 4/20/67                                    10,937,292
  7,202,000                  BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                     9,884,745
  7,630,000                   A-/Baa2   Protective Life Corp., 7.375%, 10/15/19           8,443,801
  1,770,000                    A/Baa2   Prudential Financial, Inc., 5.1%, 9/20/14         1,915,421
  4,000,000                    A/Baa2   Prudential Financial, Inc., 5.15%,
                                        1/15/13                                           4,135,896
    755,000                    A/Baa2   Prudential Financial, Inc., 6.2%, 1/15/15           834,786
  5,899,000  8.88           BBB+/Baa3   Prudential Financial, Inc., Floating Rate
                                        Note, 6/15/38                                     6,960,820
  3,400,000                 BBB-/Baa3   Unum Group, 5.625%, 9/15/20                       3,598,380
                                                                                     --------------
                                                                                     $   64,770,561
---------------------------------------------------------------------------------------------------
                                        Multi-line Insurance -- 0.9%
 12,540,000                  BBB/Baa3   Genworth Financial, Inc., 7.2%, 2/15/21      $   12,770,886
  7,100,000                  BBB/Baa3   Genworth Financial, Inc., 7.625%,
                                        9/24/21                                           7,344,744
  6,970,000                 BBB-/Baa2   Liberty Mutual Group, Inc., 5.0%,
                                        6/1/21 (144A)                                     6,960,409
  1,560,000                 BBB-/Baa2   Liberty Mutual Group, Inc., 7.3%,
                                        6/15/14 (144A)                                    1,672,978
 14,965,000  7.00             BB/Baa3   Liberty Mutual Group, Inc., Floating Rate
                                        Note, 3/15/37 (144A)                             13,468,500
  6,525,000                  BBB/Baa2   Liberty Mutual Insurance Co., 7.697%,
                                        10/15/97 (144A)                                   5,984,084
  1,000,000                      A/A2   Metropolitan Life Insurance Co., 7.7%,
                                        11/1/15 (144A)                                    1,139,730
                                                                                     --------------
                                                                                     $   49,341,331
---------------------------------------------------------------------------------------------------
                                        Property & Casualty Insurance -- 1.1%
  4,500,000                  BBB/Baa3   Sirius International Group, Ltd., 6.375%,
                                        3/20/17 (144A)                               $    4,714,083
 12,255,000  7.51             BB+/Ba2   Sirius International Group, Ltd., Floating
                                        Rate Note, 5/29/49 (144A)                        11,770,928
    500,000                     A-/A3   The Allstate Corp., 6.75%, 5/15/18                  606,432
 12,600,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        6.375%, 6/15/21                                  13,285,768
  6,217,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        7.5%, 3/1/20                                      7,035,941
  7,171,000                 BBB-/Baa3   The Hanover Insurance Group, Inc.,
                                        7.625%, 10/15/25                                  7,756,225

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    55

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Property & Casualty Insurance -- (continued)
 19,875,000        6.50       BBB-/Ba1   XL Group Plc, Floating Rate Note,
                                         12/29/49                                    $   16,744,688
                                                                                     --------------
                                                                                     $   61,914,065
---------------------------------------------------------------------------------------------------
                                         Reinsurance -- 1.4%
  1,400,000        4.98         BB+/NR   Blue Fin, Ltd., Floating Rate Note,
                                         4/10/12 (Cat Bond) (144A)                   $    1,399,440
    250,000       14.07         BB-/NR   Blue Fin, Ltd., Floating Rate Note,
                                         4/16/12 (Cat Bond) (144A)                          250,575
  1,200,000        0.00          BB/NR   Blue Fin, Ltd., Floating Rate Note,
                                         5/28/13 (Cat Bond) (144A)                        1,218,360
  3,900,000        0.00        NR/Baa1   Combine Re, Ltd., Floating Rate Note,
                                         1/7/15 (Cat Bond) (144A)                         3,889,080
  3,800,000        5.00         BB+/NR   Foundation Re III, Ltd., Floating Rate
                                         Note, 2/25/15 (Cat Bond)                         3,693,980
  4,050,000        5.75          BB/NR   Foundation Re III, Ltd., Floating Rate
                                         Note, 2/3/14 (Cat Bond) (144A)                   3,971,025
    250,000        6.58          NR/B1   GlobeCat, Ltd., Floating Rate Note,
                                         1/2/13 (Cat Bond) (144A)                           248,550
  1,775,000        9.83          NR/B3   GlobeCat, Ltd., Floating Rate Note,
                                         1/2/13 (Cat Bond) (144A)                         1,699,385
    750,000       10.22           B/NR   Montana Re, Ltd., Floating Rate Note,
                                         12/7/12 (Cat Bond) (144A)                          731,100
  1,000,000       13.72        CCC+/NR   Montana Re, Ltd., Floating Rate Note,
                                         12/7/12 (Cat Bond) (144A)                          951,500
    250,000       10.25           B/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                         Note, 10/19/12 (Cat Bond) (144A)                   249,025
    250,000       10.25           B/NR   MultiCat Mexico 2009, Ltd., Floating Rate
                                         Note, 10/19/12 (Cat Bond) (144A)                   249,225
  1,600,000        9.00          BB/NR   Mystic Re, Ltd., Floating Rate Note,
                                         3/12/15 (Cat Bond) (144A)                        1,589,120
  2,600,000       12.00           B/NR   Mystic Re, Ltd., Floating Rate Note,
                                         3/12/15 (Cat Bond) (144A)                        2,580,500
 11,885,000                     BBB/NR   Platinum Underwriters Finance, Inc.,
                                         7.5%, 6/1/17                                    12,706,836
  8,470,000                    A-/Baa1   Reinsurance Group of America, Inc.,
                                         6.45%, 11/15/19                                  9,508,058
 11,925,000        6.75      BBB-/Baa3   Reinsurance Group of America, Inc.,
                                         Floating Rate Note, 12/15/65                    11,030,625
  3,150,000        0.00          NR/B2   Successor X, Ltd., Floating Rate Note,
                                         1/27/15 (Cat Bond) (144A)                        3,064,320
  4,600,000       13.24          B-/NR   Successor X, Ltd., Floating Rate Note,
                                         1/7/14 (Cat Bond) (144A)                         4,554,920
    250,000       14.99          B-/NR   Successor X, Ltd., Floating Rate Note,
                                         1/7/14 (Cat Bond) (144A)                           247,650
    725,000       11.25          B-/NR   Successor X, Ltd., Floating Rate Note,
                                         11/10/15 (Cat Bond) (144A)                         701,002

The accompanying notes are an integral part of these financial statements.

56    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Reinsurance -- (continued)
  6,600,000       9.70           B/NR   Successor X, Ltd., Floating Rate Note,
                                        2/25/14 (Cat Bond) (144A)                   $    6,373,620
    750,000      13.00          NR/NR   Successor X, Ltd., Floating Rate Note,
                                        2/25/14 (Cat Bond) (144A)                          726,975
  1,250,000       9.75          B-/NR   Successor X, Ltd., Floating Rate Note,
                                        4/4/13 (Cat Bond) (144A)                         1,246,250
  7,740,000                  BBB/Baa2   Validus Holdings, Ltd., 8.875%, 1/26/40          8,555,572
                                                                                    --------------
                                                                                    $   81,436,693
                                                                                    --------------
                                        Total Insurance                             $  270,118,666
--------------------------------------------------------------------------------------------------
                                        REAL ESTATE -- 2.0%
                                        Diversified REITs -- 0.6%
  4,760,000                 BBB+/Baa1   Dexus Property Group, 7.125%,
                                        10/15/14 (144A)                             $    5,138,096
  3,610,000                  BBB/Baa2   Digital Realty Trust LP, 4.5%, 7/15/15           3,789,832
  3,125,000                  BBB/Baa2   Digital Realty Trust LP, 5.25%, 3/15/21          3,222,100
  1,415,000                  BBB/Baa2   Digital Realty Trust LP, 5.875%, 2/1/20          1,541,255
  6,500,000                  BBB/Baa2   Goodman Funding Pty, Ltd., 6.0%,
                                        3/22/22 (144A)                                   6,491,147
 12,525,000                  BBB/Baa2   Goodman Funding Pty, Ltd., 6.375%,
                                        4/15/21 (144A)                                  12,964,941
                                                                                    --------------
                                                                                    $   33,147,371
--------------------------------------------------------------------------------------------------
                                        Office REITs -- 0.1%
  3,125,000                 BBB-/Baa2   Alexandria Real Estate Equities, Inc.,
                                        4.6%, 4/1/22                                $    3,059,041
    980,000                  BBB/Baa2   Mack-Cali Realty LP, 7.75%, 8/15/19              1,183,285
                                                                                    --------------
                                                                                    $    4,242,326
--------------------------------------------------------------------------------------------------
                                        Retail REITs -- 0.1%
  6,310,000                  BB+/Baa3   DDR Corp., 7.5%, 4/1/17                     $    7,159,345
--------------------------------------------------------------------------------------------------
                                        Specialized REITs -- 0.8%
  3,150,000                 BBB-/Baa2   Health Care Real Estate Investment Trust,
                                        Inc., 5.25%, 1/15/22                        $    3,294,928
    600,000                 BBB-/Baa2   Health Care Real Estate Investment Trust,
                                        Inc., 6.125%, 4/15/20                              662,202
  3,305,000                 BBB-/Baa2   Health Care Real Estate Investment Trust,
                                        Inc., 6.2%, 6/1/16                               3,636,343
  3,370,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 5.75%,
                                        1/15/21                                          3,449,407
  5,450,000                 BBB-/Baa3   Healthcare Realty Trust, Inc., 6.5%,
                                        1/17/17                                          5,975,086
  5,205,000                 BBB-/Baa2   Hospitality Properties Trust, 7.875%,
                                        8/15/14                                          5,708,308
  3,175,000                    BB-/B2   Sabra Health Care LP, 8.125%, 11/1/18            3,365,500
  9,328,000                 BBB-/Baa3   Senior Housing Properties Trust, 6.75%,
                                        4/15/20                                          9,848,633

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    57

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Specialized REITs -- (continued)
  8,130,000                  BBB/Baa2   Ventas Realty LP, 4.75%, 6/1/21            $    8,202,885
    850,000                  BBB/Baa2   Ventas Realty LP, 6.75%, 4/1/17                   877,533
                                                                                   --------------
                                                                                   $   45,020,825
-------------------------------------------------------------------------------------------------
                                        Diversified Real Estate Activities -- 0.4%
 15,725,000                 BBB+/Baa1   Dexus Diversified Trust, 5.6%,
                                        3/15/21 (144A)                             $   15,664,349
  5,680,000                     A-/A2   WEA Finance LLC, 7.125%,
                                        4/15/18 (144A)                                  6,691,920
                                                                                   --------------
                                                                                   $   22,356,269
-------------------------------------------------------------------------------------------------
                                        Real Estate Operating Companies -- 0.0%+
    217,109                      B/NR   Alto Palermo SA, 11.0%,
                                        6/11/12 (144A)                             $      191,056
    200,000                     B-/B3   Forest City Enterprises, Inc., 7.625%,
                                        6/1/15                                            197,500
                                                                                   --------------
                                                                                   $      388,556
                                                                                   --------------
                                        Total Real Estate                          $  112,314,692
-------------------------------------------------------------------------------------------------
                                        SOFTWARE & SERVICES -- 0.4%
                                        Internet Software & Services -- 0.1%
  5,185,000                   BB-/Ba2   Equinix, Inc., 8.125%, 3/1/18              $    5,703,500
-------------------------------------------------------------------------------------------------
                                        IT Consulting & Other Services -- 0.3%
  8,810,000       5.38      CCC-/Caa2   NCO Group, Inc., Floating Rate Note,
                                        11/15/13                                   $    8,765,950
  2,855,000                   B-/Caa1   SunGard Data Systems, Inc., 10.25%,
                                        8/15/15                                         2,965,631
  2,905,000                   B-/Caa1   SunGard Data Systems, Inc., 10.625%,
                                        5/15/15                                         3,059,343
                                                                                   --------------
                                                                                   $   14,790,924
-------------------------------------------------------------------------------------------------
                                        Data Processing & Outsourced Services -- 0.0%+
  1,619,000                   B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)    $    1,582,572
-------------------------------------------------------------------------------------------------
                                        Application Software -- 0.0%+
  3,034,000                      B/B3   Allen Systems Group, Inc., 10.5%,
                                        11/15/16 (144A)                            $    2,609,240
                                                                                   --------------
                                        Total Software & Services                  $   24,686,236
-------------------------------------------------------------------------------------------------
                                        TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                        Communications Equipment -- 0.1%
  4,755,000                      B/B3   CommScope, Inc., 8.25%,
                                        1/15/19 (144A)                             $    5,064,075
-------------------------------------------------------------------------------------------------
                                        Computer Storage & Peripherals -- 0.1%
  6,795,000                   BB+/Ba1   Seagate HDD Cayman, 7.75%, 12/15/18        $    7,440,525
                                                                                   --------------
                                        Total Technology Hardware
                                        & Equipment                                $   12,504,600
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

58    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                    Value
------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 0.1%
                                            Semiconductor Equipment -- 0.1%
     4,035,000                   BBB/Baa1   KLA-Tencor Corp., 6.9%, 5/1/18              $    4,810,951
------------------------------------------------------------------------------------------------------
                                            Semiconductors -- 0.0%+
 CNY 12,000,000                    BB-/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14         $    1,164,769
                                                                                        --------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                     $    5,975,720
------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 2.9%
                                            Alternative Carriers -- 0.2%
     2,810,000                     BB-/WR   PAETEC Holding Corp., 8.875%, 6/30/17       $    3,048,850
     7,500,000                      B+/WR   PAETEC Holding Corp., 9.875%, 12/1/18            8,475,000
                                                                                        --------------
                                                                                        $   11,523,850
------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication Services -- 1.6%
     3,410,000                    BB/Baa3   CenturyLink, Inc., 7.6%, 9/15/39            $    3,225,570
     5,603,000                       B/B1   Cincinnati Bell, Inc., 8.25%, 10/15/17           5,722,064
    13,440,000                       B/B1   Cincinnati Bell, Inc., 8.375%, 10/15/20         13,507,200
     3,200,000                    BB/Baa3   Embarq Corp., 7.082%, 6/1/16                     3,603,907
     4,440,000                     BB/Ba2   Frontier Communications Corp., 8.5%,
                                            4/15/20                                          4,673,100
    10,330,000                     BB/Ba2   Frontier Communications Corp., 8.75%,
                                            4/15/22                                         10,898,150
     1,500,000                     BB-/B2   GCI, Inc., 8.625%, 11/15/19                      1,633,125
     3,200,000                      NR/NR   GTP Cellular Sites LLC, 3.721%,
                                            3/15/17 (144A)                                   3,181,590
     7,920,000                      NR/A2   GTP Towers Issuer LLC, 4.436%,
                                            2/15/15 (144A)                                   8,119,267
     9,080,000                  BBB-/Baa2   Oi SA, 5.75%, 2/10/22 (144A)                     9,341,050
     1,235,000                       A/A2   Qtel International Finance, Ltd., 3.375%,
                                            10/14/16 (144A)                                  1,251,672
     3,600,000                       A/A2   Qtel International Finance, Ltd., 6.5%,
                                            6/10/14 (144A)                                   3,936,600
    11,029,000                  BBB+/Baa1   Telefonica Emisiones SAU, 6.221%,
                                            7/3/17                                          11,657,344
 EURO 2,625,000                    NR/Ba3   Telenet Finance III Luxembourg SCA,
                                            6.625%, 2/15/21 (144A)                           3,543,794
     5,000,000                     B+/Ba3   Windstream Corp., 7.75%, 10/15/20                5,350,000
     1,940,000                     B+/Ba3   Windstream Corp., 8.125%, 9/1/18                 2,075,800
                                                                                        --------------
                                                                                        $   91,720,233
------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 1.1%
 CNY 31,300,000                     A-/NR   America Movil SAB de CV, 3.5%, 2/8/15       $    5,033,042
     6,790,000                      NR/A2   Crown Castle Towers LLC, 4.883%,
                                            8/15/20 (144A)                                   6,986,340
     3,135,000                      NR/A2   Crown Castle Towers LLC, 6.113%,
                                            1/15/20 (144A)                                   3,484,327

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    59

-----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                      Value
-----------------------------------------------------------------------------------------------------
                                         Wireless Telecommunication Services -- (continued)
  2,600,000                      NR/B1   Digicel, Ltd., 7.0%, 2/15/20 (144A)           $    2,645,500
  6,400,000                      NR/B1   Digicel, Ltd., 8.25%, 9/1/17 (144A)                6,768,000
  9,350,000                     NR/Ba3   GTP Acquisition Partners I LLC, 7.628%,
                                         6/15/16 (144A)                                     9,036,981
  4,575,000                      NR/NR   Interdigital, Inc., 2.5%, 3/15/16                  4,586,438
  4,865,000                       B/B2   MetroPCS Wireless, Inc., 6.625%, 11/15/20          4,834,594
  6,500,000                       B/B2   MetroPCS Wireless, Inc., 7.875%, 9/1/18            6,841,250
  3,250,000                      NR/NR   Richland Towers Funding LLC, 7.87%,
                                         3/15/16 (144A)                                     3,305,276
    692,000                     BB/Ba3   Vimpel Communications Via VIP Finance
                                         Ireland, Ltd. OJSC, 9.125%, 4/30/18 (144A)           756,010
  5,400,000                     BB/Ba3   VimpelCom Holdings BV, 7.504%,
                                         3/1/22 (144A)                                      5,238,000
  6,600,000                      NR/NR   WCP Wireless Site Funding LLC, 6.829%,
                                         11/15/15 (144A)                                    6,868,772
                                                                                       --------------
                                                                                       $   66,384,530
                                                                                       --------------
                                         Total Telecommunication Services              $  169,628,613
-----------------------------------------------------------------------------------------------------
                                         UTILITIES -- 2.8%
                                         Electric Utilities -- 1.0%
  4,196,000                   BBB/Baa2   Commonwealth Edison Co., 6.95%,
                                         7/15/18                                       $    5,065,483
  5,720,000                     NR/Ba1   Dubai Electricity & Water Authority,
                                         7.375%, 10/21/20 (144A)                            6,134,700
  9,550,000                     NR/Ba1   Dubai Electricity & Water Authority, 8.5%,
                                         4/22/15 (144A)                                    10,624,375
    215,000                    BBB+/A3   Enel Finance International NV, 5.125%,
                                         10/7/19 (144A)                                       211,285
  1,586,100                      B/Ba2   FPL Energy Wind Funding LLC, 6.876%,
                                         6/27/17 (144A)                                     1,268,880
  4,150,000                   BB+/Baa3   Israel Electric Corp., Ltd., 6.7%,
                                         2/10/17 (144A)                                     4,278,169
  2,725,000                   BB+/Baa3   Israel Electric Corp., Ltd., 7.25%,
                                         1/15/19 (144A)                                     2,781,372
  1,330,000                   BB+/Baa3   Israel Electric Corp., Ltd., 9.375%,
                                         1/28/20 (144A)                                     1,487,799
  2,075,000   6.70             BB+/Ba1   PPL Capital Funding, Inc., Floating Rate
                                         Note, 3/30/67                                      2,075,000
  3,590,000                  BBB-/Baa3   Public Service Co., of New Mexico,
                                         7.95%, 5/15/18                                     4,358,228
  8,600,000   6.25           BBB-/Baa2   Southern California Edison Co., Floating
                                         Rate Note, 8/1/49                                  8,782,578
  5,000,000                    CC/Caa3   Texas Competitive Electric Holdings Co.,
                                         LLC, 15.0%, 4/1/21                                 1,850,000
  4,125,000                    BBB+/A3   West Penn Power Co., 5.95%,
                                         12/15/17 (144A)                                    4,799,479

The accompanying notes are an integral part of these financial statements.

60    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                       Value
-----------------------------------------------------------------------------------------------------
                                        Electric Utilities -- (continued)
  1,650,000                     NR/NR   White Pine Hydro Portfolio LLC, 7.26%,
                                        7/20/15 (144A)                                 $    1,493,019
                                                                                       --------------
                                                                                       $   55,210,367
-----------------------------------------------------------------------------------------------------
                                        Gas Utilities -- 1.0%
  9,350,000                    NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22            $    9,537,000
  8,500,000                 BBB-/Baa3   ENN Energy Holdings, Ltd., 6.0%,
                                        5/13/21 (144A)                                      8,164,870
  3,575,000                     B+/B2   Ferrellgas LP, 6.5%, 5/1/21                         3,226,438
 21,275,000                   A-/Baa1   Mega Advance Investments, Ltd., 5.0%,
                                        5/12/21 (144A)                                     21,952,417
  1,965,000                   AA-/Aa3   Nakilat, Inc., 6.067%, 12/31/33 (144A)              2,102,550
  4,065,238                     A+/A1   Nakilat, Inc., 6.267%, 12/31/33 (144A)              4,407,653
  6,330,000                      B/B2   Transportadora de Gas del Sur SA,
                                        7.875%, 5/14/17 (144A)                              5,602,050
                                                                                       --------------
                                                                                       $   54,992,978
-----------------------------------------------------------------------------------------------------
                                        Multi-Utilities -- 0.1%
  3,275,000                 BBB+/Baa2   New York State Electric & Gas Corp.,
                                        6.15%, 12/15/17 (144A)                         $    3,679,623
  4,126,381                     NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                3,878,799
                                                                                       --------------
                                                                                       $    7,558,422
-----------------------------------------------------------------------------------------------------
                                        Independent Power Producers & Energy Traders -- 0.7%
    500,000       0.00          BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                        3/13/15 (Cat Bond) (144A)                      $      502,300
  1,000,000       5.75         BB+/NR   East Lane Re, Ltd., Floating Rate Note,
                                        3/14/14 (Cat Bond) (144A)                             994,200
  1,870,000                   NR/Baa3   Instituto Costarricense de Electricidad,
                                        6.95%, 11/10/21 (144A)                              1,963,500
  7,935,000                   BB-/Ba3   Intergen NV, 9.0%, 6/30/17 (144A)                   8,351,588
    656,697                     NR/NR   Juniper Generation LLC, 6.79%,
                                        12/31/14 (144A)                                       552,965
  3,775,000                 BBB-/Baa3   Kiowa Power Partners LLC, 5.737%,
                                        3/30/21 (144A)                                      3,972,961
  4,800,000                   BB-/Ba2   Listrindo Capital BV, 6.95%, 2/21/19 (144A)         4,954,176
 10,945,000                    BB-/B1   NRG Energy, Inc., 7.625%, 5/15/19                  10,561,925
  2,754,000                   BB+/Ba2   NSG Holdings LLC, 7.75%, 12/15/25 (144A)            2,767,770
  2,808,884                 BBB-/Baa3   Panoche Energy Center LLC, 6.885%,
                                        7/31/29 (144A)                                      2,995,085
  4,050,000                     NR/B2   Star Energy Geothermal Wayang Windu,
                                        Ltd., 11.5%, 2/12/15 (144A)                         4,465,125
                                                                                       --------------
                                                                                       $   42,081,595
                                                                                       --------------
                                        Total Utilities                                $  159,843,362
-----------------------------------------------------------------------------------------------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $2,348,380,900)                          $2,448,996,695
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    61

-----------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                 Value
-----------------------------------------------------------------------------------------------
                                        U.S. GOVERNMENT AND AGENCY
                                        OBLIGATIONS -- 6.5%
  9,217,734                     AAA/Aaa Fannie Mae, 3.5%, 11/1/40                $    9,475,682
 44,016,583                     AAA/Aaa Fannie Mae, 4.0%, 11/1/41 - 4/1/42           46,202,408
 25,026,475                     AAA/Aaa Fannie Mae, 4.5%, 3/1/35 - 1/1/42            26,702,520
 17,552,596                     AAA/Aaa Fannie Mae, 5.0%, 2/1/22 - 7/1/40            18,973,833
  7,330,022                     AAA/Aaa Fannie Mae, 5.5%, 3/1/21 - 4/1/36             8,039,748
  7,114,793                     AAA/Aaa Fannie Mae, 6.0%, 7/1/17 - 7/1/38             7,861,125
    363,180                     AAA/Aaa Fannie Mae, 6.5%, 12/1/21 - 12/1/32             408,162
      7,602                     AAA/Aaa Fannie Mae, 7.0%, 5/1/28 - 7/1/31                 8,809
      1,997                     AAA/Aaa Fannie Mae, 7.5%, 1/1/28                          2,357
  6,012,107                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        3.5%, 10/1/40                                 6,166,258
  1,931,850                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        4.5%, 10/1/35                                 2,052,025
 33,909,560                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        5.0%, 12/1/21 - 9/1/38                       36,658,284
     25,179                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        5.5%, 10/1/16                                    27,260
  3,891,820                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        6.0%, 6/1/17 - 12/1/37                        4,295,257
    100,871                     AAA/Aaa Federal Home Loan Mortgage Corp.,
                                        6.5%, 9/1/32 - 10/1/33                          115,328
 18,673,877                     AAA/Aaa Government National Mortgage
                                        Association, 4.5%, 9/15/33 - 4/1/35          20,386,644
  2,228,726                     AAA/Aaa Government National Mortgage
                                        Association, 5.0%, 11/15/16 - 9/15/33         2,461,451
  1,181,142                     AAA/Aaa Government National Mortgage
                                        Association, 5.125%, 10/15/38                 1,305,924
 12,738,684                     AAA/Aaa Government National Mortgage
                                        Association, 5.5%, 3/15/17 - 3/15/37         14,226,138
  1,267,533                     AAA/Aaa Government National Mortgage
                                        Association, 5.75%, 10/15/38                  1,418,079
 11,556,734                     AAA/Aaa Government National Mortgage
                                        Association, 6.0%, 2/15/13 - 7/15/38         13,035,272
    682,986                     AAA/Aaa Government National Mortgage
                                        Association, 6.5%, 1/15/29 - 11/15/32           793,871
     23,952                     AAA/Aaa Government National Mortgage
                                        Association, 7.0%, 5/15/29 - 6/15/31             28,394
        156                     AAA/Aaa Government National Mortgage
                                        Association, 7.5%, 8/15/29                          160
      1,830                     AAA/Aaa Government National Mortgage
                                        Association, 8.0%, 12/15/29                       1,898
 22,533,716                     AAA/Aaa Government National Mortgage
                                        Association II, 4.5%,
                                        12/20/34 - 9/20/41                           24,616,579

The accompanying notes are an integral part of these financial statements.

62    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

---------------------------------------------------------------------------------------------------------
Principal            Floating    S&P/Moody's
Amount ($)           Rate (b)    Ratings                                                   Value
---------------------------------------------------------------------------------------------------------
                                                U.S. Government and Agency Obligations -- (continued)
           386,075                    AAA/Aaa   Government National Mortgage
                                                Association II, 5.5%, 3/20/34              $      432,050
           669,467                    AAA/Aaa   Government National Mortgage
                                                Association II, 6.0%,
                                                5/20/32 - 10/20/33                                757,105
               622                    AAA/Aaa   Government National Mortgage
                                                Association II, 6.5%, 1/20/28                         715
             9,832                    AAA/Aaa   Government National Mortgage
                                                Association II, 7.0%, 1/20/29                      11,638
         2,500,000                      NR/NR   U.S. Treasury Bonds, 3.75%, 8/15/41             2,702,735
        12,330,000                    AA+/Aaa   U.S. Treasury Bonds, 4.25%, 5/15/39            14,526,281
        23,290,000                    AA+/Aaa   U.S. Treasury Bonds, 4.375%, 11/15/39          27,984,379
         5,085,000                    AA+/Aaa   U.S. Treasury Bonds, 4.375%, 2/15/38            6,105,971
        26,790,000                    AA+/Aaa   U.S. Treasury Bonds, 4.5%, 8/15/39             32,817,750
         3,000,000                    AA+/Aaa   U.S. Treasury Bonds, 5.25%, 11/15/28            3,920,157
           150,000                    AA+/Aaa   U.S. Treasury Bonds, 5.25%, 2/15/29               196,406
        10,000,000                    AA+/Aaa   U.S. Treasury Notes, 0.125%, 9/30/13            9,974,610
        15,000,000                    AA+/Aaa   U.S. Treasury Notes, 1.0%, 9/30/16             15,050,385
        12,000,000                    AA+/Aaa   U.S. Treasury Notes, 2.125%, 8/15/21           11,991,564
                                                                                           --------------
                                                                                           $  371,735,212
---------------------------------------------------------------------------------------------------------
                                                TOTAL U.S. GOVERNMENT AND
                                                AGENCY OBLIGATIONS
                                                (Cost $348,889,675)                        $  371,735,212
---------------------------------------------------------------------------------------------------------
                                                FOREIGN GOVERNMENT BONDS -- 6.7%
  BRL    27,900,000                  BBB/Baa2   Brazilian Government International Bond,
                                                10.25%, 1/10/28                            $   18,275,777
  EURO    8,750,000                    NR/Aaa   Bundesrepublik Deutschland, 2.0%,
                                                1/4/22                                         11,871,098
  CAD     2,300,000                   AAA/Aaa   Canada Housing Trust No 1, 3.35%,
                                                12/15/20 (144A)                                 2,457,830
  CAD    34,825,000                   AAA/Aaa   Canada Housing Trust No 1, 3.75%,
                                                3/15/20 (144A)                                 38,300,342
  CAD    19,500,000                   AAA/Aaa   Canada Housing Trust No 1, 3.8%,
                                                6/15/21 (144A)                                 21,533,193
  CAD     7,000,000                   AAA/Aaa   Canadian Government Bond, 1.5%,
                                                12/1/12                                         7,039,304
  CAD     8,250,000                   AAA/Aaa   Canadian Government Bond, 1.5%,
                                                3/1/17                                          8,238,833
  CAD    34,500,000                   AAA/Aaa   Canadian Government Bond, 2.0%,
                                                6/1/16                                         35,263,784
  CAD     7,550,000                   AAA/Aaa   Canadian Government Bond, 4.25%,
                                                6/1/18                                          8,679,302
 IDR 37,000,000,000                    BB+/NR   Indonesia Recapitalization Bond,
                                                14.25%, 6/15/13                                 4,520,863

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    63

---------------------------------------------------------------------------------------------------------
Principal             Floating    S&P/Moody's
Amount ($)            Rate (b)    Ratings                                                  Value
---------------------------------------------------------------------------------------------------------
                                                 Foreign Government Bonds -- (continued)
  IDR 21,100,000,000                      BB+/NR Indonesia Recapitalization Bond,
                                                 14.275%, 12/15/13                         $    2,676,317
  IDR 49,400,000,000                    BB+/Baa3 Indonesia Treasury Bond, 11.0%,
                                                 12/15/12                                       5,667,883
  IDR 11,725,000,000                    BB+/Baa3 Indonesia Treasury Bond, 12.5%,
                                                 3/15/13                                        1,383,364
  IDR 10,000,000,000                       NR/NR Indonesia Treasury Bond, 7.0%,
                                                 5/15/22                                        1,184,584
  IDR 13,900,000,000                     NR/Baa3 Indonesia Treasury Bond, 7.375%,
                                                 9/15/16                                        1,654,621
 IDR 117,108,000,000                       NR/NR Indonesia Treasury Bond, 8.25%,
                                                 6/15/32                                       14,950,186
  IDR  9,400,000,000                     NR/Baa3 Indonesia Treasury Bond, 9.0%, 9/15/13         1,095,730
  EURO    8,970,000                     BBB+/Ba1 Ireland Government Bond, 4.5%,
                                                 4/18/20                                       10,286,183
  EURO    9,275,000                     BBB+/Ba1 Ireland Government Bond, 5.0%,
                                                 10/18/20                                      10,870,090
  EURO   15,950,000                     BBB+/Ba1 Ireland Government Bond, 5.9%,
                                                 10/18/19                                      20,130,002
  NOK    23,710,000                      AAA/Aaa Norway Government Bond, 4.25%,
                                                 5/19/17                                        4,619,249
  NOK    37,100,000                      AAA/Aaa Norway Government Bond, 4.5%,
                                                 5/22/19                                        7,451,665
  NOK    25,000,000                      AAA/Aaa Norway Government Bond, 6.5%,
                                                 5/15/13                                        4,625,145
  PHP  1,153,820,000                       NR/NR Philippine Government Bond, 5.875%,
                                                 3/1/32                                        26,809,853
          2,500,000                        A-/A2 Poland Government International Bond,
                                                 6.375%, 7/15/19                                2,906,250
          4,900,000                         B/NR Province of Salta Argentina, 9.5%,
                                                 3/16/22 (144A)                                 4,532,500
          3,700,000                         B/NR Provincia de Neuquen Argentina, 7.875%,
                                                 4/26/21 (144A)                                 3,589,000
  AUD    11,700,000                      AA+/Aa1 Queensland Treasury Corp., 6.0%,
                                                 7/21/22                                       12,856,093
          7,400,000                      NR/Baa1 Russian Foreign Bond - Eurobond, 4.5%,
                                                 4/4/22 (144A)                                  7,377,800
         12,400,000                      NR/Baa1 Russian Foreign Bond - Eurobond,
                                                 5.625%, 4/4/42 (144A)                         12,300,800
  SGD     9,500,000                       NR/Aaa Singapore Government Bond, 1.625%,
                                                 4/1/13                                         7,667,612
  SEK    78,000,000                      AAA/Aaa Sweden Government Bond, 3.75%,
                                                 8/12/17                                       13,057,329
  SEK    43,800,000                      AAA/Aaa Sweden Government Bond, 4.5%,
                                                 8/12/15                                        7,287,048

The accompanying notes are an integral part of these financial statements.

64    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

------------------------------------------------------------------------------------------------------
Principal         Floating    S&P/Moody's
Amount ($)        Rate (b)    Ratings                                                   Value
------------------------------------------------------------------------------------------------------
                                             Foreign Government Bonds -- (continued)
 SEK 118,145,000                   AAA/Aaa   Sweden Government Bond, 5.5%,
                                             10/8/12                                    $   18,221,352
 SEK 157,350,000                   AAA/Aaa   Sweden Government Bond, 6.75%,
                                             5/5/14                                         26,431,490
                                                                                        --------------
                                                                                        $  385,812,472
------------------------------------------------------------------------------------------------------
                                             TOTAL FOREIGN GOVERNMENT BONDS
                                             (Cost $367,393,684)                        $  385,812,472
------------------------------------------------------------------------------------------------------
                                             MUNICIPAL BONDS -- 5.4%
                                             Municipal Airport -- 0.3%
      3,575,000                      NR/NR   City of Charlotte North Carolina, 5.6%,
                                             7/1/27                                     $    3,126,624
     10,200,000                      B-/B3   City of Houston Texas Airport System
                                             Revenue, 6.75%, 7/1/29                         10,249,572
      3,400,000                   BBB/Baa1   Indianapolis Airport Authority, 5.1%,
                                             1/15/17                                         3,834,078
        745,000                       B/B3   New Jersey Economic Development
                                             Authority, 6.25%, 9/15/29                         746,885
                                                                                        --------------
                                                                                        $   17,957,159
------------------------------------------------------------------------------------------------------
                                             Municipal Development -- 0.5%
      7,050,000        5.90         BBB/NR   Brazos Harbor Industrial Development
                                             Corp., Floating Rate Note, 5/1/38          $    7,593,344
      7,250,000                  BBB-/Baa3   Louisiana Local Government
                                             Environmental Facilities & Community
                                             Development Authority, 6.75%, 11/1/32           7,956,005
      2,450,000        7.00           B/B3   New Jersey Economic Development
                                             Authority, Floating Rate Note, 11/15/30         2,458,648
      8,430,000                   BBB/Baa2   Parish of St John the Baptist Louisiana,
                                             5.125%, 6/1/37                                  8,703,469
      3,700,000                     BBB/NR   Selma Industrial Development Board,
                                             6.25%, 11/1/33                                  4,038,809
                                                                                        --------------
                                                                                        $   30,750,275
------------------------------------------------------------------------------------------------------
                                             Municipal General -- 0.4%
      6,175,000                      BB/B1   County of Cook Illinois, 6.5%, 10/15/40    $    6,643,436
     10,390,000                      A+/A1   New Jersey Transportation Trust Fund
                                             Authority, 5.5%, 6/15/41                       11,707,972
      1,275,000                    AAA/Aa1   New York City Transitional Finance
                                             Authority Future Tax Secured Revenue,
                                             5.0%, 11/1/33                                   1,432,832
      3,650,000                    AA-/Aa3   State of Wisconsin, 5.75%, 5/1/33               4,233,306
                                                                                        --------------
                                                                                        $   24,017,546
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    65

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Municipal Higher Education -- 2.4%
  5,190,000                   AA-/Aa2   California State University, 5.0%,
                                        11/1/39                                     $    5,487,854
  9,550,000                   AAA/Aaa   Connecticut State Health & Educational
                                        Facility Authority, 5.0%, 7/1/40                10,477,018
  5,050,000                   AAA/Aaa   Connecticut State Health & Educational
                                        Facility Authority, 5.0%, 7/1/42                 5,526,821
  8,800,000                   AAA/Aaa   Houston Higher Education Finance Corp.,
                                        4.5%, 11/15/37                                   9,131,584
  4,600,000                   AAA/Aaa   Houston Higher Education Finance Corp.,
                                        5.0%, 5/15/40                                    5,139,258
  3,650,000                   AAA/Aaa   Massachusetts Development Finance
                                        Agency, 5.0%, 10/15/40                           4,105,630
 20,100,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 11/15/36            24,084,825
  4,500,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 5.5%, 7/1/32               6,156,405
  3,100,000                   AAA/Aaa   Massachusetts Health & Educational
                                        Facilities Authority, 6.0%, 7/1/36               3,776,668
  8,750,000                   AAA/Aaa   Missouri State Health & Educational
                                        Facilities Authority, 5.0%, 11/15/39             9,714,075
 14,930,000                   AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                        10/1/41                                         16,806,253
    550,000                    AA/Aa1   New York State Dormitory Authority, 5.0%,
                                        7/1/35                                             615,774
 11,600,000                   AAA/Aaa   New York State Dormitory Authority, 5.0%,
                                        7/1/38                                          12,753,156
  6,000,000                    AA/Aa1   New York State Dormitory Authority, 5.0%,
                                        7/1/40                                           6,630,900
  8,050,000                   AA+/Aa1   New York State Dormitory Authority, 5.0%,
                                        7/1/40                                           8,817,165
  5,000,000                    AA/Aa1   Pennsylvania State University, 5.0%,
                                        3/1/40                                           5,449,700
  2,500,000                   AAA/Aaa   Permanent University Fund, 5.0%,
                                        7/1/30                                           2,988,825
                                                                                    --------------
                                                                                    $  137,661,911
--------------------------------------------------------------------------------------------------
                                        Municipal Medical -- 0.3%
  6,500,000                    AA-/A1   Massachusetts Development Finance
                                        Agency, 5.25%, 4/1/37                       $    7,052,890
  2,075,000                    AA-/A1   Massachusetts Development Finance
                                        Agency, 5.375%, 4/1/41                           2,257,828
  4,200,000                      A/NR   New Hampshire Health & Education
                                        Facilities Authority, 6.5%, 1/1/41               4,737,012
                                                                                    --------------
                                                                                    $   14,047,730
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

66    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Municipal Pollution -- 0.7%
    950,000                     A-/NR   Butler Industrial Development Board,
                                        5.75%, 9/1/28                              $      966,654
  1,000,000                  BBB/Baa3   County of Richland South Carolina,
                                        5.95%, 9/1/31                                   1,012,200
  3,285,000                 BBB+/Baa1   County of Sweetwater Wyoming, 5.6%,
                                        12/1/35                                         3,342,915
  3,085,000                  BBB/Baa3   Courtland Industrial Development Board,
                                        5.0%, 8/1/27                                    3,087,406
  5,235,000                     B+/B1   Giles County Industrial Development
                                        Authority, 6.45%, 5/1/26                        5,236,518
  2,090,000                     NR/WR   Green Bay Redevelopment Authority,
                                        5.6%, 5/1/19                                    2,314,466
  4,450,000       5.20         BBB/NR   Gulf Coast Waste Disposal Authority,
                                        Floating Rate Note, 5/1/28                      4,589,730
 15,760,000       5.95         BBB/NR   Port Freeport Texas, Floating Rate Note,
                                        5/15/33                                        16,838,614
  1,400,000       4.90         BBB/NR   Yavapai County Industrial Development
                                        Authority, Floating Rate Note, 3/1/28           1,426,222
                                                                                   --------------
                                                                                   $   38,814,725
-------------------------------------------------------------------------------------------------
                                        Municipal Transportation -- 0.1%
  6,400,000                    AA/Aa2   Harris County Metropolitan Transit
                                        Authority, 5.0%, 11/1/41                   $    7,028,160
-------------------------------------------------------------------------------------------------
                                        Municipal Water -- 0.5%
  1,300,000                   AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                        1/1/35                                     $    1,467,804
  9,470,000                   AAA/Aa1   City of Charleston South Carolina, 5.0%,
                                        1/1/41                                         10,577,895
  4,175,000                   AAA/Aaa   City of Charlotte North Carolina Water &
                                        Sewer System Revenue, 5.0%, 7/1/38              4,655,167
  3,000,000                   AA+/Aa2   County of King Washington Sewer
                                        Revenue, 5.125%, 1/1/41                         3,317,940
  2,500,000                   AAA/Aa2   Hampton Roads Sanitation District, 5.0%,
                                        4/1/38                                          2,693,025
  4,370,000                   AAA/Aaa   Metropolitan Water Reclamation District
                                        of Greater Chicago, 5.0%, 12/1/32               4,972,798
                                                                                   --------------
                                                                                   $   27,684,629
-------------------------------------------------------------------------------------------------
                                        Municipal Obligation -- 0.2%
  2,950,000                   AAA/Aaa   State of Maryland, 4.0%, 3/15/25           $    3,200,337
  5,500,000                   AA+/Aa1   State of Washington, 5.0%, 8/1/39               6,059,845
                                                                                   --------------
                                                                                   $    9,260,182
-------------------------------------------------------------------------------------------------
                                        TOTAL MUNICIPAL BONDS
                                        (Cost $277,617,866)                        $  307,222,317
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    67

--------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                      Value
--------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 13.1%**
                                            ENERGY -- 0.6%
                                            Oil & Gas Equipment & Services -- 0.2%
        71,714        2.74           B/NR   Fenwal, Inc., Delayed Draw First-Lien Term
                                            Loan, 2/28/14                                 $       69,383
       418,176        2.74           B/NR   Fenwal, Inc., Initial First-Lien Term Loan,
                                            2/22/14                                              404,585
    10,537,981        6.25          B+/B2   Frac Tech Services LLC, Term Loan, 4/19/16        10,518,223
     1,544,780        8.50          B-/B2   Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                                      1,428,921
                                                                                          --------------
                                                                                          $   12,421,112
--------------------------------------------------------------------------------------------------------
                                            Integrated Oil & Gas -- 0.2%
    11,507,859        4.50       BBB/Baa2   Glenn Pool Oil & Gas Trust, Term Loan,
                                            6/1/16                                        $   11,766,786
--------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.1%
     5,780,000        0.00           B/B3   SandRidge Energy, Inc., Term Loan,
                                            2/1/13                                        $    5,780,000
--------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.1%
     5,103,702        4.25       BBB-/Ba2   Pilot Travel Centers LLC, Initial Tranche B
                                            Term Loan, 3/7/18                             $    5,124,117
--------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.0%+
     1,450,000        0.00          NR/NR   Bumi Resources Tbk PT, Loan, 8/15/13          $    1,450,000
                                                                                          --------------
                                            Total Energy                                  $   36,542,015
--------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.2%
                                            Commodity Chemicals -- 0.0%+
     1,335,714        4.25         NR/Ba2   Tronox, Inc., Closing Date Term Loan,
                                            1/24/17                                       $    1,338,219
       364,286        0.00         NR/Ba2   Tronox, Inc., Delayed Draw Term Loan,
                                            1/24/17                                              364,513
                                                                                          --------------
                                                                                          $    1,702,732
--------------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- 0.3%
 EURO 3,457,291       8.00          B/Ba3   Ineos Group Holdings, Ltd., Term C1
                                            Facility (New), 12/16/14                      $    4,859,356
       128,328        8.00          B/Ba3   Ineos US Finance LLC, Senior Credit
                                            Facility Term C2, 12/16/14                           133,341
 EURO 3,937,662       3.92          B-/NR   Momentive Performance Materials, Inc.,
                                            Tranche B-2B Term Loan, 5/5/15                     5,020,582
     7,836,125        5.00          B+/B2   Univar, Inc., Term B Loan, 2/14/17                 7,863,066
                                                                                          --------------
                                                                                          $   17,876,345
--------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.1%
     3,640,000        5.50        BB+/Ba1   Chemtura Corp., Term Facility, 8/11/16        $    3,663,889
       500,100        2.85         BB/Ba1   Huntsman International LLC, Extended
                                            Term B Loan, 4/19/17                                 493,849
                                                                                          --------------
                                                                                          $    4,157,738
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                       Metal & Glass Containers -- 0.0%+
  1,298,192       4.50          B/Ba3  BWAY Holding Co., Replacement B Term
                                       Loan, 2/9/18                                $    1,301,719
    119,671       4.50          B/Ba3  ICL Industrial Containers ULC,
                                       Replacement C Term Loan, 2/9/18                    119,996
                                                                                   --------------
                                                                                   $    1,421,715
-------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.0%+
    462,950       4.75        BB+/Ba1  Sealed Air Corp., Term B Advance,
                                       5/31/18                                     $      468,797
-------------------------------------------------------------------------------------------------
                                       Aluminum -- 0.1%
  1,080,000       5.75        BB-/Ba2  Noranda Aluminum Holding Corp., Term B
                                       Loan, 2/17/19                               $    1,089,450
  3,801,875       4.00        BB-/Ba2  Novelis, Inc. Georgia, Term Loan,
                                       3/11/17                                          3,798,328
                                                                                   --------------
                                                                                   $    4,887,778
-------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.2%
  2,084,626       4.00        BB+/Ba1  SunCoke Energy, Inc., Tranche B Term
                                       Loan, 7/21/18                               $    2,084,626
  1,950,263       4.75          B+/NR  US Silica Co., Loan, 6/8/17                      1,949,044
  4,137,567       4.00         BB-/B1  Walter Energy, Inc., B Term Loan, 2/3/18         4,125,759
                                                                                   --------------
                                                                                   $    8,159,429
-------------------------------------------------------------------------------------------------
                                       Precious Metals & Minerals -- 0.1%
  6,812,250       5.25         BB-/B1  Fairmount Minerals, Ltd., Tranche B Term
                                       Loan, 3/1/17                                $    6,833,538
-------------------------------------------------------------------------------------------------
                                       Paper Products -- 0.4%
 18,232,225       6.50           B/B1  Exopack Holding Corp., Term Loan B,
                                       5/6/17                                      $   18,255,015
  3,973,118       4.75        BB-/Ba3  Ranpak Corp., USD Term Loan (First Lien),
                                       3/28/17                                          3,983,051
                                                                                   --------------
                                                                                   $   22,238,066
                                                                                   --------------
                                       Total Materials                             $   67,746,138
-------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 1.0%
                                       Aerospace & Defense -- 0.7%
  7,590,975       5.75        BB+/Ba3  DigitalGlobe, Inc., Term Loan, 9/21/18      $    7,313,274
  5,159,685       5.56           B/B2  Dubai Aerospace Enterprise (DAE),
                                       Tranche B-1 Loan, 7/31/14                        5,124,212
  4,918,945       5.56           B/B2  Dubai Aerospace Enterprise (DAE),
                                       Tranche B-2 Loan, 7/31/14                        4,885,127
  2,390,203       6.25        BB-/Ba2  DynCorp International, Inc., Term Loan,
                                       7/7/16                                           2,392,008
  2,701,314       3.50         BB-/B1  Hunter Defense Technologies, Inc., Term
                                       Loan, 8/22/14                                    2,417,676
  7,150,000       3.84          B-/B1  Sequa Corp., Term Loan, 12/3/14                  7,087,438

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    69

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Aerospace & Defense -- (continued)
  5,384,108        4.50         B+/Ba3   SI Organization, Inc., New Tranche B Term
                                         Loan, 11/22/16                              $    5,276,426
  3,546,856        4.50         BB-/B1   Tasc, Inc., New Tranche B Term Loan,
                                         4/25/15                                          3,506,954
                                                                                     --------------
                                                                                     $   38,003,115
---------------------------------------------------------------------------------------------------
                                         Building Products -- 0.2%
  7,941,169        4.00         BB-/B1   Armstrong World Industries, Inc., Term
                                         Loan B-1, 3/8/18                            $    7,928,265
    803,150        5.75          B+/B1   Custom Building Products, Inc., Term
                                         Loan, 3/19/15                                      805,157
  1,396,250        5.75          B+/B1   Goodman Global Group, Inc., Initial Term
                                         Loan (First Lien), 10/6/16                       1,406,472
                                                                                     --------------
                                                                                     $   10,139,894
---------------------------------------------------------------------------------------------------
                                         Electrical Components & Equipment -- 0.1%
  3,572,713        5.00          B+/B1   Pelican Products, Inc., Term Loan,
                                         2/24/17                                     $    3,563,781
    965,160        5.75          B+/B1   Scotsman Industries, Inc., Term Loan,
                                         4/30/16                                            964,557
                                                                                     --------------
                                                                                     $    4,528,338
---------------------------------------------------------------------------------------------------
                                         Construction & Farm Machinery & Heavy Trucks -- 0.0%+
  2,213,875        5.50         BB/Ba2   Terex Corp., U.S. Term Loan, 4/28/17        $    2,236,707
---------------------------------------------------------------------------------------------------
                                         Industrial Machinery -- 0.0%+
    859,075        6.28         BB-/B1   Alliance Laundry Holdings, Inc., Term
                                         Loan, 9/30/16                               $      860,148
                                                                                     --------------
                                         Total Capital Goods                         $   55,768,202
---------------------------------------------------------------------------------------------------
                                         COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                         Commercial Printing -- 0.0%+
  1,107,276        6.25        BB-/Ba3   Cenveo Corp., Term B Facility, 12/15/16     $    1,110,729
---------------------------------------------------------------------------------------------------
                                         Environmental & Facilities Services -- 0.2%
  1,030,070        8.75          NR/WR   Aquilex Holdings LLC, Term Loan, 4/1/16     $    1,024,276
    982,563        7.25          B+/B1   Brickman Group Holdings, Inc., Tranche B
                                         Term Loan, 9/21/16                                 991,570
    641,637        2.25        B-/Caa1   Synagro Technologies, Inc., Term Loan
                                         (First Lien), 4/2/14                               579,077
  4,653,000        0.00          B+/B1   Waste Industries USA, Inc., Term B Loan,
                                         2/23/17                                          4,653,000
  1,405,000        5.50          B+/B1   WCA Waste Corp., Term Loan, 3/1/18               1,413,781
                                                                                     --------------
                                                                                     $    8,661,704
---------------------------------------------------------------------------------------------------
                                         Office Services & Supplies -- 0.1%
  1,680,000        0.00         BB+/NR   ACCO Brands Corp., Term B Loan, 1/4/19      $    1,683,150
  1,201,345        3.74           B/B2   CDW LLC, Non-Extended Term Loan,
                                         10/10/14                                         1,199,969
                                                                                     --------------
                                                                                     $    2,883,119
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Diversified Support Services -- 0.0%+
  1,340,480        5.25         B+/Ba3   Allied Security Holdings LLC, Term Loan
                                         (First Lien), 1/21/17                        $    1,342,993
----------------------------------------------------------------------------------------------------
                                         Security & Alarm Services -- 0.0%+
  1,536,468        5.75          NR/B1   Protection One, Inc., Term Loan 2012,
                                         3/20/19                                      $    1,529,746
----------------------------------------------------------------------------------------------------
                                         Research & Consulting Services -- 0.0%+
  1,648,880        5.75          BB/B1   Wyle Services Corp., Term Loan
                                         (First Lien), 3/31/17                        $    1,642,697
                                                                                      --------------
                                         Total Commercial Services & Supplies         $   17,170,988
----------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.5%
                                         Air Freight & Logistics -- 0.1%
  1,731,117        0.00          NR/NR   CEVA Group Plc, Dollar Tranche B Pre
                                         Funded L/C, 8/31/16                          $    1,614,808
    913,509        5.55          NR/NR   CEVA Group Plc, EGL Tranche B Term
                                         Loan, 8/31/16                                       851,468
  2,870,620        5.55         NR/Ba3   CEVA Group Plc, US Tranche B Term Loan,
                                         8/31/16                                           2,675,662
                                                                                      --------------
                                                                                      $    5,141,938
----------------------------------------------------------------------------------------------------
                                         Airlines -- 0.2%
  2,871,000        5.75        BB-/Ba3   Allegiant Travel Co., Term Loan, 2/17/17     $    2,870,104
  4,479,750        4.25        BB-/Ba2   Delta Air Lines, Inc., 2009 Term Loan,
                                         2/22/16                                           4,334,158
    978,173        2.25        BB-/Ba3   United Air Lines, Inc., Tranche B Loan,
                                         2/1/14                                              951,078
                                                                                      --------------
                                                                                      $    8,155,340
----------------------------------------------------------------------------------------------------
                                         Railroads -- 0.0%+
  2,180,000        4.00         BB+/B1   RailAmerica, Inc., Initial Loan, 2/15/19     $    2,182,045
----------------------------------------------------------------------------------------------------
                                         Trucking -- 0.2%
    457,855        6.25         BB/Ba1   Avis Budget Car Rental LLC, Tranche B
                                         Term Loan, 6/13/18                           $      461,098
  6,990,000        3.99          BB/B1   Swift Transportation Co., Tranche B-1
                                         Term Loan, 12/21/16                               7,011,760
  4,300,000        5.00          BB/B1   Swift Transportation Co., Tranche B-2
                                         Term Loan, 12/15/17                               4,333,596
                                                                                      --------------
                                                                                      $   11,806,454
                                                                                      --------------
                                         Total Transportation                         $   27,285,777
----------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 1.0%
                                         Auto Parts & Equipment -- 0.6%
  5,256,153        2.75        BB-/Ba3   Allison Transmission, Inc., Term B-1 Loan,
                                         8/7/14                                       $    5,227,423
  5,972,442        3.50       BBB/Baa2   Delphi Automotive LLP, Tranche B Term
                                         Loan, 3/31/17                                     5,981,102

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    71

-------------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (b)    Ratings                                                     Value
-------------------------------------------------------------------------------------------------------
                                            Auto Parts & Equipment -- (continued)
     2,063,197        2.18         B+/Ba3   Federal-Mogul Corp., Tranche B Term
                                            Loan, 12/29/14                               $    1,987,833
     1,052,652        2.18         B+/Ba3   Federal-Mogul Corp., Tranche C Term
                                            Loan, 12/28/15                                    1,014,200
     2,178,000        5.25          B+/NR   Metaldyne Corp., Loan, 5/2/17                     2,184,353
     2,940,489        6.25          B+/B1   Remy International, Inc., Term B Facility,
                                            12/17/16                                          2,955,192
     6,785,000        0.00          NR/NR   TI Group Automotive Systems LLC, Term
                                            Loan, 3/1/19                                      6,831,647
     3,960,061        0.00         BB/Ba2   Tomkins LLC, Term B-1 Loan, 9/21/16               3,965,835
     2,063,875        5.50         B+/Ba2   UCI International, Inc., Term Loan,
                                            7/4/17                                            2,076,774
                                                                                         --------------
                                                                                         $   32,224,359
-------------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.1%
     4,930,000        1.75         BB/Ba1   The Goodyear Tire & Rubber Co., Loan
                                            (Second Lien), 4/30/14                       $    4,922,812
-------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.3%
    18,744,606        6.00         BB/Ba2   Chrysler Group LLC, Tranche B Term Loan,
                                            4/28/17                                      $   19,074,099
                                                                                         --------------
                                            Total Automobiles & Components               $   56,221,270
-------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Housewares & Specialties -- 0.2%
 EURO 2,252,440       6.86         BB/Ba3   Reynolds Group Holdings, Ltd., European
                                            Term Loan 2011, 2/9/18                       $    3,018,307
     3,564,731        6.50         BB/Ba3   Reynolds Group Holdings, Ltd., Tranche B
                                            Term Loan, 2/9/18                                 3,614,395
     4,930,000        0.00          B+/B1   Yankee Candle Co., Inc., 3/2/19                   4,955,675
                                                                                         --------------
                                                                                         $   11,588,377
-------------------------------------------------------------------------------------------------------
                                            Leisure Products -- 0.1%
     2,959,632        2.33           B/B1   Sabre Inc., Non-Extended Initial Term
                                            Loan, 9/30/14                                $    2,783,289
                                                                                         --------------
                                            Total Consumer Durables & Apparel            $   14,371,666
-------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.7%
                                            Casinos & Gaming -- 0.1%
     2,670,000        5.49           B/B3   Caesars Entertainment Operating Co.,
                                            Inc., Term B-6 Loan, 1/28/18                 $    2,415,517
       984,962        2.75         BB/Ba2   Las Vegas Sands Corp., Delayed Draw II
                                            Term Loan (Extending), 11/23/16                     952,336
     4,310,000        0.00         NR/Ba1   Pinnacle Entertainment, Inc., Series A
                                            Incremental Term Loan, 3/5/19                     4,327,059
                                                                                         --------------
                                                                                         $    7,694,912
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

---------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                     Value
---------------------------------------------------------------------------------------------------
                                        Hotels, Resorts & Cruise Lines -- 0.0%
  1,532,537       5.08          NR/B1   Travelport LLC, Extended Tranche B Dollar
                                        Term Loan, 8/23/15                           $    1,400,356
    320,221       4.97           B/B1   Travelport LLC, Tranche S Term Loan,
                                        8/23/15                                             292,602
                                                                                     --------------
                                                                                     $    1,692,958
---------------------------------------------------------------------------------------------------
                                        Restaurants -- 0.4%
  3,762,620       4.50        BB-/Ba3   Burger King Holdings, Inc., Tranche B
                                        Term Loan, 10/30/16                          $    3,762,432
  5,905,937       4.25        BB-/Ba2   DineEquity, Inc., Term B-1 Loan,
                                        10/31/17                                          5,914,524
  8,495,221       4.00          B+/B2   Dunkin' Brands, Inc., Term B-2 Loan,
                                        11/23/17                                          8,503,172
  2,067,430       5.00         BB/Ba2   Wendy's, Inc., Term Loan, 5/19/17                 2,077,767
                                                                                     --------------
                                                                                     $   20,257,895
---------------------------------------------------------------------------------------------------
                                        Education Services -- 0.0%+
    873,068       4.25        BB-/Ba2   Bright Horizons Family Solutions, Inc.,
                                        Tranche B Term Loan, 5/28/15                 $      873,068
---------------------------------------------------------------------------------------------------
                                        Specialized Consumer Services -- 0.2%
  6,715,000       5.50         NR/Ba3   Ascent Capital Group, Inc., Term Loan B,
                                        3/6/18                                       $    6,728,987
  2,383,629       7.00          B+/B1   Web Service Co., LLC, Term Loan,
                                        9/28/14                                           2,377,670
                                                                                     --------------
                                                                                     $    9,106,657
                                                                                     --------------
                                        Total Consumer Services                      $   39,625,490
---------------------------------------------------------------------------------------------------
                                        MEDIA -- 1.4%
                                        Advertising -- 0.2%
  6,242,790       5.00         B+/Ba3   Affinion Group, Inc., Tranche B Term Loan,
                                        10/9/16                                      $    5,932,604
  5,941,771       5.25        BB-/Ba3   Getty Images, Inc., Initial Term Loan,
                                        10/18/16                                          5,978,907
                                                                                     --------------
                                                                                     $   11,911,511
---------------------------------------------------------------------------------------------------
                                        Broadcasting -- 0.5%
  4,800,000       4.00        BB-/Ba2   Cequel Communications Holdings I LLC,
                                        Term Loan, 1/31/19                           $    4,762,502
  2,108,333       6.28        BB-/Ba3   Entercom Communications Corp., Term B
                                        Loan, 11/7/18                                     2,132,052
 15,305,000       0.00          NR/NR   Telesat Canada, Inc., U.S. Term B Loan,
                                        3/28/19                                          15,318,392
  2,865,734       4.25        BB-/Ba3   TWCC Holding Corp., Term Loan, 1/24/17            2,872,469
  5,971,433       4.49          B+/B2   Univision Communications, Inc., Extended
                                        First-Lien Term Loan, 3/29/17                     5,549,270
                                                                                     --------------
                                                                                     $   30,634,685
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    73

-------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                   Value
-------------------------------------------------------------------------------------------------
                                        Cable & Satellite -- 0.4%
    34,753        7.25        BB+/Ba1   Charter Communications Operating LLC,
                                        Term B-2 Loan, 3/6/14                      $       34,809
 8,201,827        3.72        BB+/Ba1   Charter Communications Operating LLC,
                                        Term C Loan, 9/6/16                             8,191,575
 3,725,000        4.25          NR/NR   Kabel Deutschland Vertrieb und Service
                                        GmbH, Facility F, 2/1/19                        3,723,447
 3,930,000        4.50        BB-/Ba3   MCC Georgia LLC, Tranche F Term Loan,
                                        10/20/17                                        3,927,544
 6,044,018        6.74          B-/B1   WideOpenWest LLC, Series A New Term
                                        Loan, 6/18/14                                   6,066,683
   103,324        2.74          B-/B1   WideOpenWest LLC, Term Loan (First
                                        Lien), 6/30/14                                    101,386
                                                                                   --------------
                                                                                   $   22,045,444
-------------------------------------------------------------------------------------------------
                                        Movies & Entertainment -- 0.1%
 4,723,367        5.25         NR/Ba1   Cinedigm Digital Funding I LLC, Term
                                        Loan, 3/31/16                              $    4,714,511
-------------------------------------------------------------------------------------------------
                                        Publishing -- 0.2%
 6,105,396        2.49           B/B2   Cengage Learning Acquisitions, Inc.,
                                        Term Loan, 7/4/14                          $    5,649,671
 6,498,770        4.50         B+/Ba3   Interactive Data Corp., Term B Loan,
                                        1/31/18                                         6,516,369
                                                                                   --------------
                                                                                   $   12,166,040
                                                                                   --------------
                                        Total Media                                $   81,472,191
-------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.4%
                                        Apparel Retail -- 0.1%
 4,045,000        5.75         BB/Ba3   Lord & Taylor LLC, Term Loan, 12/2/18      $    4,073,651
-------------------------------------------------------------------------------------------------
                                        Computer & Electronics Retail -- 0.1%
 4,421,588       11.00           B/B2   Targus Group International, Term Loan,
                                        5/12/16                                    $    4,410,534
-------------------------------------------------------------------------------------------------
                                        Home Improvement Retail -- 0.0%+
 2,944,460        5.00         B+/Ba3   Hillman Group, Inc., Term Loan, 5/31/16    $    2,948,140
-------------------------------------------------------------------------------------------------
                                        Specialty Stores -- 0.1%
 4,300,245        4.25         B+/Ba3   Savers, Inc., New Term Loan, 2/4/17        $    4,307,125
-------------------------------------------------------------------------------------------------
                                        Automotive Retail -- 0.1%
 6,613,200        4.00        BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                        Loan, 12/15/16                             $    6,631,717
                                                                                   --------------
                                        Total Retailing                            $   22,371,167
-------------------------------------------------------------------------------------------------
                                        FOOD & STAPLES RETAILING -- 0.2%
                                        Drug Retail -- 0.2%
 7,289,371        4.50          B+/B3   Rite Aid Corp., Tranche 5 Term Loan,
                                        2/17/18                                    $    7,218,759
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                      Value
----------------------------------------------------------------------------------------------------
                                        Food Distributors -- 0.0%+
   957,000        5.00         BB-/B1   Windsor Quality Food Co., Ltd., Tranche B
                                        Term Loan, 1/11/17                            $      923,505
                                                                                      --------------
                                        Total Food & Staples Retailing                $    8,142,264
----------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 0.2%
                                        Agricultural Products -- 0.0%+
 2,660,763        5.50          B+/B2   American Rock Salt Co., LLC, Term Loan,
                                        4/1/17                                        $    2,551,006
----------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.2%
 3,573,000        4.50          B/Ba3   Del Monte Foods Co., Initial Term Loan,
                                        2/3/18                                        $    3,568,534
   700,000        4.25          B+/B1   Michael Foods, Inc., Term B Facility,
                                        2/14/18                                              701,312
 5,309,309        7.00          B+/B1   Pierre Foods, Inc., Loan (First Lien),
                                        9/30/16                                            5,315,945
                                                                                      --------------
                                                                                      $    9,585,791
                                                                                      --------------
                                        Total Food, Beverage & Tobacco                $   12,136,797
----------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                        Personal Products -- 0.1%
 4,651,714        4.25        BB-/Ba3   NBTY, Inc., Term B-1 Loan, 10/1/17            $    4,663,344
 3,221,627        4.75        BB-/Ba3   Revlon, Inc., Term Loan B, 11/19/17                3,225,193
                                                                                      --------------
                                                                                      $    7,888,537
                                                                                      --------------
                                        Total Household & Personal Products           $    7,888,537
----------------------------------------------------------------------------------------------------
                                        HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                                        Health Care Equipment -- 0.2%
 4,102,540        5.00         BB-/B1   Carestream Health, Inc., Term Loan,
                                        2/8/17                                        $    4,030,745
 4,822,913        7.00        BB-/Ba2   Kinetic Concepts, Inc., Dollar Term B-1
                                        Loan, 1/12/18                                      4,925,776
                                                                                      --------------
                                                                                      $    8,956,521
----------------------------------------------------------------------------------------------------
                                        Health Care Supplies -- 0.2%
   737,732        3.49         BB-/B1   Bausch & Lomb, Inc., Delayed Draw Term
                                        Loan, 4/24/15                                 $      737,548
 3,019,249        3.67         BB-/B1   Bausch & Lomb, Inc., Parent Term Loan,
                                        4/24/15                                            3,018,494
 8,273,425        7.25        BB-/Ba3   Immucor, Inc., Term B Loan, 7/2/18                 8,380,293
                                                                                      --------------
                                                                                      $   12,136,335
----------------------------------------------------------------------------------------------------
                                        Health Care Services -- 0.8%
 2,756,604        6.50          NR/NR   AccentCare, Inc., Term Loan, 12/22/16         $    2,529,184
 4,090,321        7.25         B+/Ba3   Alliance HealthCare Services, Inc., Initial
                                        Term Loan, 6/1/16                                  3,783,547
 2,271,250        4.50         BB/Ba2   DaVita, Inc., Tranche B Term Loan,
                                        10/20/16                                           2,283,731

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    75

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Health Care Services -- (continued)
 11,376,956        6.50           B/B1   Gentiva Health Services, Inc., Term B1
                                         Term Loan, 2/22/16                           $   10,932,549
  8,761,985        6.50        BB-/Ba3   inVentiv Health, Inc., Consolidated
                                         Term Loan, 8/4/16                                 8,323,886
    719,563        6.75         BB-/B1   inVentiv Health, Inc., Term B-3 Loan,
                                         6/24/18                                             683,584
  4,966,115        7.50          NR/B1   Prime Healthcare Services, Term B Loan,
                                         4/28/15                                           4,928,869
  1,786,500        5.75         B+/Ba3   Rural Metro Corp., Term Loan (First Lien),
                                         3/28/18                                           1,784,267
  4,594,226        8.75         B+/Ba1   Sun Healthcare Group, Inc., Term Loan,
                                         10/18/16                                          4,433,428
  6,410,250        7.75          B+/B1   Virtual Radiologic Corp., Term Loan A,
                                         11/3/16                                           6,025,635
  2,487,500        7.75          NR/NR   Virtual Radiologic Corp., Term Loan B,
                                         12/22/16                                          2,338,250
                                                                                      --------------
                                                                                      $   48,046,930
----------------------------------------------------------------------------------------------------
                                         Health Care Facilities -- 0.8%
  5,650,264        6.50           B/B1   Ardent Medical Services, Inc., Term Loan,
                                         9/15/15                                      $    5,664,390
  2,952,603        3.99         BB/Ba3   Community Health Systems, Inc.,
                                         Extended Term Loan, 7/25/14                       2,915,005
  5,379,010        4.01          BB/NR   Hanger Orthopedic Group, Inc., Term C
                                         Loan, 12/1/16                                     5,345,391
    424,231        3.49         BB/Ba3   HCA Holdings, Inc., Tranche B-3 Term
                                         Loan, 5/1/18                                        416,477
  1,767,391        3.72         BB/Ba3   HCA, Inc., Tranche B-2 Term Loan,
                                         3/17/17                                           1,738,027
  6,384,000        4.50        BB-/Ba3   Health Management Associates, Inc.,
                                         Term B Loan, 11/1/18                              6,343,462
  3,786,750        5.00          B/Ba3   IASIS Healthcare LLC, Term B Loan,
                                         4/18/18                                           3,795,035
  8,133,538        5.25         B+/Ba3   Kindred Healthcare, Inc., Term Loan,
                                         2/7/18                                            7,828,530
  9,260,025        5.50        BB-/Ba3   Select Medical Holdings Corp., Tranche B
                                         Term Loan, 4/25/18                                9,051,674
  3,863,264        3.75        BB+/Ba2   Universal Health Services, Inc., Tranche B
                                         Term Loan 2011, 11/30/16                          3,865,679
                                                                                      --------------
                                                                                      $   46,963,670
----------------------------------------------------------------------------------------------------
                                         Managed Health Care -- 0.2%
  5,047,500        0.00          NR/NR   NAMM Holdings, Inc., Term Facility,
                                         3/20/17                                      $    5,034,906
  5,047,500        0.00          B+/B1   MMM Holdings, Inc., Term Facility,
                                         3/20/17                                           4,896,075
                                                                                      --------------
                                                                                      $    9,930,981
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

76    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

--------------------------------------------------------------------------------------------------
Principal    Floating    S&P/Moody's
Amount ($)   Rate (b)    Ratings                                                    Value
--------------------------------------------------------------------------------------------------
                                        Health Care Technology -- 0.2%
  3,678,438       5.75         B+/Ba3   Convatec, Inc., Dollar Term Loan,
                                        12/1/16                                     $    3,669,241
  3,232,781       4.50        BB-/Ba3   IMS Health, Inc., Tranche B Dollar Term
                                        Loan (2011), 8/31/17                             3,246,924
  6,724,823       5.25        BB-/Ba3   MedAssets, Inc., Term Loan, 11/15/16             6,777,364
                                                                                    --------------
                                                                                    $   13,693,529
                                                                                    --------------
                                        Total Health Care Equipment & Services      $  139,727,966
--------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS, BIOTECHNOLOGY
                                        & LIFE SCIENCES -- 0.4%
                                        Biotechnology -- 0.3%
  7,934,563       5.50          BB/B1   Axcan Intermediate Holdings, Inc., Term
                                        Loan, 1/25/17                               $    7,941,172
  8,601,889       4.50         BB-/NR   Grifols, Inc., New U.S. Tranche B Term
                                        Loan, 6/4/17                                     8,604,582
  2,742,973       6.75          B+/B1   HGI Holdings, Inc., Initial Term Loan,
                                        7/27/16                                          2,748,687
                                                                                    --------------
                                                                                    $   19,294,441
--------------------------------------------------------------------------------------------------
                                        Pharmaceuticals -- 0.1%
  2,082,589       4.00       BBB-/Ba1   Endo Pharmaceuticals Holdings, Inc.,
                                        Term Loan B 2011, 4/14/18                   $    2,086,494
--------------------------------------------------------------------------------------------------
                                        Life Sciences Tools & Services -- 0.0%+
    984,496       0.00        BB-/Ba3   Catalent Pharma Solutions, Inc., Extended
                                        Dollar Term-1 Loan, 9/15/16                 $      975,882
                                                                                    --------------
                                        Total Pharmaceuticals, Biotechnology
                                        & Life Sciences                             $   22,356,817
--------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.5%
                                        Other Diversified Financial Services -- 0.4%
    503,136       5.00          B+/B1   BNY ConvergEx Group LLC, Term Loan
                                        First Lien (EZE), 12/16/16                  $      503,136
  1,142,555       5.00          B+/B1   BNY ConvergEx Group LLC, Term Loan
                                        First Lien (TOP), 12/16/16                       1,142,555
  4,261,950       5.00        NR/Baa1   Kasima LLC, Incremental Term Loan,
                                        3/25/17                                          4,261,950
  1,336,689       0.00          NR/NR   Long Haul Holdings, Ltd., Facility A,
                                        1/14/13                                          1,309,955
  1,066,849       0.00          NR/NR   Long Haul Holdings, Ltd., Facility B,
                                        1/14/13                                          1,045,512
 13,566,000       7.50         BB-/B2   Preferred Sands Holding Co., LLC, Term B
                                        Loan, 12/15/16                                  13,362,510
    431,669       7.25           D/Ca   Vertrue, Inc., Term Loan (First Lien),
                                        8/18/14 (c)                                        162,955
  2,295,000       5.25         NR/Ba2   WorldPay, Inc., Facility B2A, 8/6/17             2,291,055
                                                                                    --------------
                                                                                    $   24,079,628
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    77

---------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                    Value
---------------------------------------------------------------------------------------------------
                                         Specialized Finance -- 0.0%+
  1,792,749        3.50        BB+/Ba1   MSCI, Inc., Term B-1 Loan, 3/14/17          $    1,793,870
---------------------------------------------------------------------------------------------------
                                         Consumer Finance -- 0.1%
  3,040,000        5.50        CCC+/B2   Springleaf Finance Corp., Initial Loan,
                                         5/28/17                                     $    2,806,300
---------------------------------------------------------------------------------------------------
                                         Investment Banking & Brokerage -- 0.0%+
    650,000        0.00         NR/Ba2   LPL Holdings, Inc., Term Loan, 3/6/19       $      650,949
                                                                                     --------------
                                         Total Diversified Financials                $   29,330,747
---------------------------------------------------------------------------------------------------
                                         INSURANCE -- 0.3%
                                         Insurance Brokers -- 0.3%
  4,105,332        3.47          B-/B2   Alliant Holdings I, Inc., Term Loan,
                                         8/21/14                                     $    4,071,122
  4,056,000        6.75           B/B1   HUB International Holdings, Inc.,
                                         Additional Term Loan, 6/13/14                    4,064,875
    511,997        2.97           B/B1   HUB International Holdings, Inc., Delayed
                                         Draw Term Loan, 6/13/14                            506,106
  2,277,643        2.97           B/B1   HUB International Holdings, Inc., Initial
                                         Term Loan, 6/13/14                               2,261,984
  2,929,875        7.00           B/B1   USI Holdings Corp., Series C New Term
                                         Loan, 5/5/14                                     2,953,314
  2,369,038        2.75           B/B1   USI Holdings Corp., Tranche B Term Loan,
                                         5/5/14                                           2,331,529
                                                                                     --------------
                                                                                     $   16,188,930
---------------------------------------------------------------------------------------------------
                                         Multi-line Insurance -- 0.0%+
  1,320,371        4.68           B/B1   AmWINS Group, Inc., Initial Term Loan,
                                         6/8/13                                      $    1,312,944
                                                                                     --------------
                                         Total Insurance                             $   17,501,874
---------------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.0%+
                                         Real Estate Development -- 0.0%+
  2,681,366        8.25          B-/B1   Ozburn-Hessey Logistics LLC, Term Loan
                                         (First Lien), 4/7/16                        $    2,362,954
                                                                                     --------------
                                         Total Real Estate                           $    2,362,954
---------------------------------------------------------------------------------------------------
                                         SOFTWARE & SERVICES -- 0.5%
                                         Data Processing & Outsourced Services -- 0.1%
    280,457        4.25          NR/NR   Fidelity National Information Services,
                                         Inc., Term B Loan, 7/18/16                  $      282,385
    115,933        5.24          B+/NR   First Data Corp., 2017 Dollar Term Loan,
                                         3/24/17                                            111,223
  1,528,214        4.24          B+/B1   First Data Corp., 2018 Dollar Term Loan,
                                         3/24/18                                          1,396,405
                                                                                     --------------
                                                                                     $    1,790,013
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

78    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

----------------------------------------------------------------------------------------------------
Principal     Floating    S&P/Moody's
Amount ($)    Rate (b)    Ratings                                                     Value
----------------------------------------------------------------------------------------------------
                                         Application Software -- 0.3%
  2,000,000        0.00          NR/NR   Lawson Software, Inc., Tranche B Term
                                         Loan, 3/16/18                                $    2,010,940
  1,509,750        4.00        BB-/Ba2   NDS Group, Ltd., Tranche B Loan,
                                         2/14/18                                           1,513,902
  4,069,344        3.25       BB+/Baa3   Nuance Communications, Inc., Term C
                                         Loan, 3/31/16                                     4,074,431
  5,168,644        4.50          B+/B1   Verint Systems, Inc., Term Loan 2011,
                                         10/6/17                                           5,162,183
  6,025,706        5.25          B+/B1   Vertafore, Inc., Term Loan (First Lien),
                                         7/31/16                                           6,000,597
                                                                                      --------------
                                                                                      $   18,762,053
----------------------------------------------------------------------------------------------------
                                         Systems Software -- 0.1%
  6,260,000        0.00         NR/Ba2   Rovi Corp., Tranche B-2 Term Loan,
                                         3/30/19                                      $    6,266,542
    741,214        3.75       BBB-/Ba2   The Reynolds & Reynolds Co., Tranche B
                                         Term Loan, 3/9/18                                   739,824
                                                                                      --------------
                                                                                      $    7,006,366
                                                                                      --------------
                                         Total Software & Services                    $   27,558,432
----------------------------------------------------------------------------------------------------
                                         TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                         Communications Equipment -- 0.0%+
  2,817,884        4.25          NR/NR   CommScope, Inc., Tranche 1 Term Loan,
                                         1/14/18                                      $    2,823,557
----------------------------------------------------------------------------------------------------
                                         Electronic Components -- 0.2%
  5,764,616        2.49        BB+/Ba2   Flextronics Semiconductor, Ltd., A Closing
                                         Date Loan, 10/1/14                           $    5,721,381
  1,614,387        2.49        BB+/Ba2   Flextronics Semiconductor, Ltd., A-1-A
                                         Delayed Draw Loan, 10/1/14                        1,602,279
    774,003        2.49        BB+/Ba2   Flextronics Semiconductor, Ltd., A-2
                                         Delayed Draw Loan, 10/1/14                          768,198
    903,003        2.49        BB+/Ba2   Flextronics Semiconductor, Ltd., A-3
                                         Delayed Draw Loan, 10/1/14                          896,231
    333,333        3.75        BB+/Ba3   Generac Acquisition Corp., Tranche B
                                         Term Loan, 1/10/19                                  330,278
  1,697,778        5.00           B/B2   Scitor Corp., Term Loan, 1/21/17                  1,656,748
                                                                                      --------------
                                                                                      $   10,975,115
                                                                                      --------------
                                         Total Technology Hardware
                                         & Equipment                                  $   13,798,672
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    79

-----------------------------------------------------------------------------------------------------
Principal         Floating   S&P/Moody's
Amount ($)        Rate (b)   Ratings                                                    Value
-----------------------------------------------------------------------------------------------------
                                           SEMICONDUCTORS & SEMICONDUCTOR
                                           EQUIPMENT -- 0.3%
                                           Semiconductor Equipment -- 0.2%
  7,740,698           4.25        BB-/B1   Aeroflex, Inc., Tranche B Term Loan,
                                           4/25/18                                     $    7,587,177
  4,420,769           4.49          B/B1   Freescale Semiconductor, Inc., Tranche
                                           B-1 Term Loan, 12/1/16                           4,313,013
                                                                                       --------------
                                                                                       $   11,900,190
-----------------------------------------------------------------------------------------------------
                                           Semiconductors -- 0.1%
  4,631,783           4.00        BB/Ba2   Microsemi Corp., Term Loan, 2/2/18          $    4,640,468
  2,075,000           4.25        NR/Ba2   Semtech Corp., B Term Loan, 2/21/17              2,075,000
                                                                                       --------------
                                                                                       $    6,715,468
                                                                                       --------------
                                           Total Semiconductors &
                                           Semiconductor Equipment                     $   18,615,658
-----------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 0.2%
                                           Integrated Telecommunication Services -- 0.1%
    993,997           2.65       BB-/Ba3   West Corp., Term B-2 Loan, 10/24/13         $      994,308
  2,597,413           4.60       BB-/Ba3   West Corp., Term B-4 Loan, 7/15/16               2,608,777
  3,101,012           4.49       BB-/Ba3   West Corp., Term B-5 Loan, 7/15/16               3,117,810
                                                                                       --------------
                                                                                       $    6,720,895
-----------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 0.1%
  1,645,875           4.00        B+/Ba3   Crown Castle International Corp., Tranche
                                           B Term Loan, 1/10/19                        $    1,639,474
    994,962           5.25        BB-/B1   Syniverse Holdings, Inc., Term Loan,
                                           12/22/17                                         1,000,360
                                                                                       --------------
                                                                                       $    2,639,834
                                                                                       --------------
                                           Total Telecommunication Services            $    9,360,729
-----------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.4%
                                           Electric Utilities -- 0.1%
  9,872,530           4.74        CCC/B2   Texas Competitive Electric Holdings Co.,
                                           LLC, 2017 Term Loan (Extending),
                                           10/10/17                                    $    5,513,196
-----------------------------------------------------------------------------------------------------
                                           Independent Power Producers & Energy Traders -- 0.3%
  5,539,050           4.50        BB-/B1   Calpine Corp., Term Loan, 3/1/18            $    5,523,297
  4,808,663           4.00      BB+/Baa3   NRG Energy, Inc., Term Loan, 5/5/18              4,807,326
  7,444,800           4.25       BB+/Ba1   The AES Corp., Initial Term Loan,
                                           5/17/18                                          7,462,517
                                                                                       --------------
                                                                                       $   17,793,140
                                                                                       --------------
                                           Total Utilities                             $   23,306,336
-----------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE
                                           LOAN INTERESTS
                                           (Cost $750,898,735)                         $  750,662,687
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

80    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-----------------------------------------------------------------------------------------------------
Principal
Amount ($)                                                                            Value
-----------------------------------------------------------------------------------------------------
                  TEMPORARY CASH INVESTMENTS -- 5.5%
                  Repurchase Agreements -- 5.5%
 65,660,000       Deutsche Bank AG, 0.05%, dated 3/31/12, repurchase price of
                  65,660,000 plus accrued interest on 4/2/12 collateralized by the following:
                  $7,486,922 U.S. Treasury Bill, 0.0%, 4/5/12 - 3/7/13
                  $6,158,809 U.S. Treasury Bond, 3.125 - 10.625%,
                  8/15/15 - 2/15/42
                  $17,773,415 U.S. Treasury Notes, 0.25 - 4.875%,
                  6/15/12 - 2/15/22
                  $35,577,586 U.S. Treasury Strip, 0.0 - 2.0%,
                  4/15/12 - 2/15/42                                                    $   65,660,000
 78,660,000       JPMorgan, Inc., 0.13%, dated 3/30/12, repurchase price of
                  $78,660,000 plus accrued interest on 4/2/12 collateralized by
                  $80,233,581 Federal National Mortgage Association (ARM),
                  0.76 - 5.996%, 6/1/17 - 4/1/42                                           78,660,000
 91,660,000       RBC Capital Markets, Inc., 0.10%, dated 3/31/12, repurchase price of 91,660,000 plus accrued interest on 4/2/12
                  collateralized by the following:
                  $14,449,799 Freddie Mac Giant, 4.5%, 7/1/41
                  $28,535,830 Federal Home Loan Mortgage Corp.,
                  1.946 - 5.162%, 12/1/35 - 10/1/38
                  $23,693,797 Federal Home Loan Mortgage Association (ARM),
                  3.952 - 4.688%, 11/1/15 - 9/1/39
                  $26,813,775 Federal Home Loan Mortgage Association, 4.0%,
                  12/1/41 - 2/1/42                                                         91,660,000
 78,660,000       TD Securities, Inc., 0.05%, dated 3/31/12, repurchase price of
                  78,660,000 plus accrued interest on 4/2/12 collateralized by the following:
                  $42,552,726 US Treasury Bond, 3.125%, 11/15/41
                  $37,680,503 US Treasury Bill 0.0%, 9/27/12                           $   78,660,000
                                                                                       --------------
                                                                                       $  314,640,000
-----------------------------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $314,640,000)                                                  $  314,640,000
-----------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 99.9%
                  (Cost $5,555,776,747) (a)                                            $5,743,388,100
-----------------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.1%                                   $    2,201,236
-----------------------------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                                           $5,745,589,336
=====================================================================================================

*        Non-income producing security.

+        Amount rounds to less than 0.1%.

(G.D.R.) Global Depositary Receipts.

NR       Not rated by either S&P or Moody's.

The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    81

WR     Rating withdrawn by either S&P or Moody's.


(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.


(PIK)  Represents a pay in kind security.


REITs  Real Estate Investment Trust.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2012, the value of these securities amounted to $1,594,413,134 or 27.8% of total net assets.


** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.


(a) At March 31, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $5,557,282,471 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $273,649,746
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (87,544,117)
                                                                                   ------------
       Net unrealized gain                                                         $186,105,629
                                                                                   ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.


(c)   Security is in default and is non-income producing.


(d)   Zero coupon bond: security earns income through accretion of discount.


Principal amounts are denominated in U.S. Dollars unless otherwise noted:


AUD   Australian Dollar
BRL   Brazilian Real
CAD   Canadian Dollar
CNY   Chinese Yuan
DKK   Danish Kroner
EURO  Euro
GBP   British Pound Sterling
IDR   Indonesian Rupiah
NOK   Norwegian Krone
SEK   Swedish Krone
SGD   Singapore Dollar
PHP   Philippine Peso
TRY   Turkish Lira

The accompanying notes are an integral part of these financial statements.

82    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2012 were as follows:


--------------------------------------------------------------------------------
                                          Purchases         Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities     $210,378,813      $1,027,838,775
Other Long-Term Securities               $ 92,334,320      $  445,607,544

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2012, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                        Level 1       Level 2           Level 3       Total
----------------------------------------------------------------------------------------------------
 Convertible Corporate Bonds            $        --   $  249,684,198    $2,010,966    $  251,695,164
 Preferred Stocks                        56,558,702        1,582,997            --        58,141,699
 Convertible Preferred Stocks            41,022,274               --            --        41,022,274
 Common Stocks                            1,707,923          347,057            --         2,054,980
 Asset Backed Securities                         --      174,509,414            --       174,509,414
 Collateralized Mortgage Obligations             --      636,895,186            --       636,895,186
 Corporate Bonds                                 --    2,448,996,695            --     2,448,996,695
 U.S. Government and Agency
  Obligations                                    --      371,735,212            --       371,735,212
 Foreign Government Bonds                        --      385,812,472            --       385,812,472
 Municipal Bonds                                 --      307,222,317            --       307,222,317
 Senior Floating Rate Loan Interests             --      750,662,687            --       750,662,687
 Repurchase Agreements                           --      314,640,000            --       314,640,000
----------------------------------------------------------------------------------------------------
    Total                               $99,288,899   $5,642,088,235    $2,010,966    $5,743,388,100
====================================================================================================
 Other Financial Instruments*           $   326,375   $   (2,862,657)   $       --    $   (2,536,282)
----------------------------------------------------------------------------------------------------

* Other financial instruments include futures contracts and the net unrealized depreciation on foreign exchange contracts.


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    83

Following is a reconciliation of assets using significant unobservable inputs (Level 3):



--------------------------------------------------------------------------------
                                                      Convertible
                                                      Corporate
                                                      Bonds
--------------------------------------------------------------------------------
Balance as of 9/30/11                                 $       --
Realized gain (loss)(1)                               (1,359,174)
Change in unrealized appreciation (depreciation)(2)      549,301
Net purchases (sales)                                  2,820,839
Transfers in and out of Level 3                               --
                                                      ----------
Balance as of 3/31/12*                                $2,010,966
                                                      ==========

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) on investments in the Statement of Operations.
(2) Change in unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) on investments in the Statement of Operations.
*   Transfers are calculated at the beginning of period values.


Net change in unrealized appreciation (depreciation) of investments still held
  as of 3/31/12                                                                   $549,301
                                                                                  ========


The accompanying notes are an integral part of these financial statements.

84    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Statement of Assets and Liabilities | 3/31/12 (unaudited)


ASSETS:
  Investment in securities, at value
   (cost $5,555,776,747)                                                  $ 5,743,388,100
  Cash                                                                         24,628,323
  Futures Collateral                                                            3,064,185
  Foreign currencies, at value (cost $47,821,151)                              46,949,421
  Receivables --
   Investment securities sold                                                     507,056
   Fund shares sold                                                            38,790,909
   Variation margin                                                               326,375
   Dividends, interest and foreign taxes withheld                              67,907,242
   Unrealized gain on futures contracts                                         2,854,513
  Due from Pioneer Investment Management, Inc.                                      4,281
  Other                                                                           192,284
-----------------------------------------------------------------------------------------
     Total assets                                                         $ 5,928,612,689
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   156,295,247
   Fund shares repurchased                                                     14,808,919
   Dividends                                                                    7,820,070
   Forward foreign currency portfolio hedge contracts, open-net                 2,862,657
  Due to affiliates                                                               945,587
  Accrued expenses                                                                290,873
-----------------------------------------------------------------------------------------
     Total liabilities                                                    $   183,023,353
-----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $ 5,566,418,819
  Distributions in excess of net investment income                             (1,918,609)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                                (5,593,883)
  Net unrealized gain on investments                                          187,611,353
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (3,782,857)
  Net unrealized gain on futures contracts                                      2,854,513
-----------------------------------------------------------------------------------------
     Total net assets                                                     $ 5,745,589,336
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,853,511,920/169,565,888 shares)                    $         10.93
  Class B (based on $52,596,855/4,892,246 shares)                         $         10.77
  Class C (based on $1,177,151,991/110,059,295 shares)                    $         10.70
  Class R (based on $192,862,901/17,371,286 shares)                       $         11.10
  Class Y (based on $2,410,568,952/220,516,656 shares)                    $         10.93
  Class Z (based on $58,896,717/5,396,162 shares)                         $         10.92
MAXIMUM OFFERING PRICE:
  Class A ($10.93 [divided by] 95.5%)                                     $         11.45
=========================================================================================



The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    85

Statement of Operations (unaudited)

For the Six Months Ended 3/31/12



INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $15,392)                     $ 148,910,729
  Dividends                                                                   2,612,380
  Income from securities loaned, net                                             83,460
--------------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 151,606,569
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  14,420,137
  Transfer agent fees and expenses
   Class A                                                                      390,855
   Class B                                                                       38,858
   Class C                                                                      168,123
   Class R                                                                       10,373
   Class Y                                                                       63,904
   Class Z                                                                       28,208
  Distribution fees
   Class A                                                                    2,149,265
   Class B                                                                      281,205
   Class C                                                                    5,466,263
   Class R                                                                      454,826
  Shareholder communications expense                                          2,854,257
  Administrative reimbursements                                                 740,106
  Custodian fees                                                                 83,109
  Registration fees                                                             113,459
  Professional fees                                                             114,767
  Printing expense                                                               83,221
  Fees and expenses of nonaffiliated trustees                                    71,689
  Miscellaneous                                                                 317,990
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  27,850,615
--------------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                         $      (4,281)
--------------------------------------------------------------------------------------------------------
       Net expenses                                                                        $  27,846,334
--------------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 123,760,235
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS, FUTURES CONTRACTS, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                            $   1,511,135
   Futures contracts                                                         (6,518,861)
   Credit default swaps                                                       3,500,480
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        6,624,655    $   5,117,409
--------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                            $ 192,598,279
   Futures contracts                                                         (1,601,551)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (3,975,087)   $ 187,021,641
--------------------------------------------------------------------------------------------------------
  Net loss on investments, class action, futures contracts, and
   foreign currency transactions                                                           $ 192,139,050
--------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 315,899,285
========================================================================================================

The accompanying notes are an integral part of these financial statements.

86    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Statements of Changes in Net Assets


---------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      3/31/12              Year Ended
                                                                      (unaudited)          9/30/11
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $  123,760,235       $  211,584,732
Net realized gain on investments, class action, futures contracts,
  and foreign currency transactions                                        5,117,409           34,141,424
Change in net unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                            187,021,641         (199,542,222)
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations               $  315,899,285       $   46,183,934
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.28 and $0.55 per share, respectively)                  $  (44,341,044)      $  (76,307,870)
   Class B ($0.23 and $0.45 per share, respectively)                      (1,206,065)          (3,358,860)
   Class C ($0.24 and $0.47 per share, respectively)                     (24,466,868)         (41,332,974)
   Class R ($0.27 and $0.53 per share, respectively)                      (4,453,067)          (7,801,591)
   Class Y ($0.30 and $0.59 per share, respectively)                     (56,055,415)         (77,763,921)
   Class Z ($0.29 and $0.58 per share, respectively)                      (1,650,298)          (2,825,569)
Net realized gain:
   Class A ($0.10 and $0.03 per share, respectively)                     (14,964,756)          (4,261,936)
   Class B ($0.10 and $0.03 per share, respectively)                        (523,598)            (288,810)
   Class C ($0.10 and $0.03 per share, respectively)                      (9,763,700)          (2,800,426)
   Class R ($0.10 and $0.03 per share, respectively)                      (1,577,540)            (466,520)
   Class Y ($0.10 and $0.03 per share, respectively)                     (17,739,910)          (3,390,136)
   Class Z ($0.10 and $0.03 per share, respectively)                        (553,299)            (132,863)
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                               $ (177,295,559)      $ (220,731,476)
---------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                          $1,477,422,367       $3,050,026,749
Reinvestment of distributions                                            117,825,736          142,592,493
Cost of shares repurchased                                              (822,360,893)      (1,414,646,535)
---------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                          $  772,887,210       $1,777,972,707
---------------------------------------------------------------------------------------------------------
   Net increase in net assets                                         $  911,490,936       $1,603,425,165
NET ASSETS:
Beginning of period                                                    4,834,098,400        3,230,673,235
---------------------------------------------------------------------------------------------------------
End of period                                                         $5,745,589,336       $4,834,098,400
---------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income      $   (1,918,609)      $    6,007,880
---------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    87

----------------------------------------------------------------------------------------------------
                                  '12 Shares      '12 Amount          '11 Shares      '11 Amount
                                  (unaudited)     (unaudited)
----------------------------------------------------------------------------------------------------
Class A
Shares sold                         36,683,918    $  395,371,199       80,576,901     $  889,307,951
Reinvestment of distributions        4,843,361        51,989,468        6,374,664         70,105,299
Less shares repurchased            (23,299,756)     (250,966,823)     (63,236,119)      (694,349,158)
----------------------------------------------------------------------------------------------------
   Net increase                     18,227,523    $  196,393,844       23,715,446     $  265,064,092
====================================================================================================
Class B
Shares sold or exchanged               175,724    $    1,859,942          390,970     $    4,263,903
Reinvestment of distributions          127,083         1,342,492          275,939          2,993,821
Less shares repurchased             (1,128,798)      (11,969,731)      (3,905,767)       (42,419,019)
----------------------------------------------------------------------------------------------------
   Net decrease                       (825,991)   $   (8,767,297)      (3,238,858)    $  (35,161,295)
====================================================================================================
Class C
Shares sold                         17,381,115    $  183,461,893       31,274,057     $  337,505,373
Reinvestment of distributions        2,093,731        21,976,343        2,592,055         27,898,918
Less shares repurchased             (7,811,975)      (82,362,101)     (16,336,600)      (175,888,613)
----------------------------------------------------------------------------------------------------
   Net increase                     11,662,871    $  123,076,135       17,529,512     $  189,515,678
====================================================================================================
Class R
Shares sold                          3,055,356    $   33,415,899        5,751,079     $   64,422,038
Reinvestment of distributions          513,063         5,594,500          676,398          7,557,368
Less shares repurchased             (2,109,471)      (23,045,110)      (4,378,993)       (48,966,639)
----------------------------------------------------------------------------------------------------
   Net increase                      1,458,948    $   15,965,289        2,048,484     $   23,012,767
====================================================================================================
Class Y
Shares sold                         78,492,626    $  848,174,863      155,489,899     $1,713,867,950
Reinvestment of distributions        3,259,708        35,017,184        2,875,308         31,614,294
Less shares repurchased            (40,849,340)     (436,291,670)     (39,101,257)      (429,017,644)
----------------------------------------------------------------------------------------------------
   Net increase                     40,902,994    $  446,900,377      119,263,950     $1,316,464,600
====================================================================================================
Class Z
Shares sold                          1,407,079    $   15,138,571        3,683,162     $   40,659,534
Reinvestment of distributions          177,781         1,905,749          220,481          2,422,793
Less shares repurchased             (1,646,323)      (17,725,458)      (2,194,293)       (24,005,462)
----------------------------------------------------------------------------------------------------
   Net increase                        (61,463)   $     (681,138)       1,709,350     $   19,076,865
====================================================================================================



The accompanying notes are an integral part of these financial statements.

88    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Financial Highlights

-------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended            Year
                                                                            3/31/12          Ended
                                                                            (unaudited)      9/30/11
-------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                        $  10.63         $    10.99
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.26         $     0.55
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.41                (0.33)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $   0.67         $     0.22
Distributions to shareowners:
 Net investment income                                                          (0.28)             (0.55)
 Net realized gain                                                              (0.10)             (0.03)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   0.30         $     (0.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  10.93         $    10.63
=======================================================================================================
Total return*                                                                   6.46%               2.00%
Ratio of net expenses to average net assets+                                     1.03%**            1.06%
Ratio of net investment income to average net assets+                            4.84%**            5.00%
Portfolio turnover rate                                                            12%**              36%
Net assets, end of period (in thousands)                                    $1,853,512       $ 1,609,362
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.03%**            1.06%
 Net investment income                                                           4.84%**            5.00%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.03%**            1.06%
 Net investment income                                                           4.84%**            5.00%
=======================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                           Year            Year          Year           Year
                                                                           Ended           Ended         Ended          Ended
                                                                           9/30/10         9/30/09       9/30/08        9/30/07
--------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                       $    10.22      $   9.76       $  10.46     $   10.33
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $     0.59      $   0.64       $   0.58     $    0.50
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.73          0.71          (0.64)         0.14
--------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $     1.32      $   1.35       $  (0.06)    $    0.64
Distributions to shareowners:
 Net investment income                                                          (0.55)        (0.77)         (0.62)        (0.51)
 Net realized gain                                                                  --        (0.12)         (0.02)           --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $     0.77      $   0.46       $  (0.70)    $    0.13
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $    10.99      $  10.22       $   9.76     $   10.46
================================================================================================================================
Total return*                                                                    13.29%        15.69%        (0.74)%        6.36%
Ratio of net expenses to average net assets+                                      1.10%         1.17%         1.14%         1.07%
Ratio of net investment income to average net assets+                             5.49%         6.81%         5.65%         4.85%
Portfolio turnover rate                                                             39%           32%           47%           58%
Net assets, end of period (in thousands)                                   $ 1,403,214     $ 909,343      $ 726,719    $ 626,416
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.10%         1.17%         1.14%         1.07%
 Net investment income                                                            5.49%         6.81%         5.65%         4.85%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.10%         1.17%         1.14%         1.06%
 Net investment income                                                            5.49%         6.81%         5.65%         4.86%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12  89

---------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended           Year
                                                                           3/31/12         Ended
                                                                           (unaudited)     9/30/11
---------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $  10.48        $  10.83
---------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.21        $   0.46
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.41           (0.33)
---------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   0.62        $   0.13
Distributions to shareowners:
 Net investment income                                                        (0.23)          (0.45)
 Net realized gain                                                            (0.10)          (0.03)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.29        $  (0.35)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.77        $  10.48
===================================================================================================
Total return*                                                                  5.95  %         1.21%
Ratio of net expenses to average net assets+                                   1.91%**         1.87%
Ratio of net investment income to average net assets+                          3.95%**         4.21%
Portfolio turnover rate                                                          12%**           36%
Net assets, end of period (in thousands)                                   $ 52,597        $ 59,824
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.91%**         1.87%
 Net investment income                                                         3.95%**         4.21%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.91%**         1.87%
 Net investment income                                                         3.95%**         4.21%
===================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                           Year         Year           Year         Year
                                                                           Ended        Ended          Ended        Ended
                                                                           9/30/10      9/30/09        9/30/08      9/30/07
-----------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                       $  10.06     $   9.62       $  10.30     $   10.18
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.48     $   0.54       $   0.50     $    0.41
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                       0.75          0.71          (0.63)         0.13
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   1.23     $   1.25       $  (0.13)    $    0.54
Distributions to shareowners:
 Net investment income                                                        (0.46)        (0.69)        (0.53)        (0.42)
 Net realized gain                                                               --         (0.12)        (0.02)          --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.77     $   0.44       $  (0.68)    $    0.12
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.83     $  10.06       $   9.62     $   10.30
=============================================================================================================================
Total return*                                                                 12.55%        14.71%        (1.43)%        5.42%
Ratio of net expenses to average net assets+                                   1.86%         1.94%         1.88%         1.89%
Ratio of net investment income to average net assets+                          4.71%         6.09%         4.88%         4.02%
Portfolio turnover rate                                                          39%           32%           47%           58%
Net assets, end of period (in thousands)                                   $ 96,942     $ 107,129      $ 105,616    $ 116,432
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.86%         1.94%         1.88%         1.89%
 Net investment income                                                         4.71%         6.09%         4.88%         4.02%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.86%         1.94%         1.88%         1.88%
 Net investment income                                                         4.71%         6.09%         4.88%         4.03%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


90  Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

-------------------------------------------------------------------------------------------------------
                                                                           Six Months
                                                                           Ended             Year
                                                                           3/31/12           Ended
                                                                           (unaudited)       9/30/11
-------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                        $    10.41       $    10.76
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $     0.22       $     0.47
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           0.40            (0.32)
-------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $     0.62       $     0.15
Distributions to shareowners:
 Net investment income                                                           (0.24)           (0.47)
 Net realized gain                                                               (0.10)           (0.03)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $     0.29       $    (0.35)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $    10.70       $    10.41
=======================================================================================================
Total return*                                                                     6.08%            1.33%
Ratio of net expenses to average net assets+                                      1.75%**          1.74%
Ratio of net investment income to average net assets+                             4.12%**          4.34%
Portfolio turnover rate                                                             12%**            36%
Net assets, end of period (in thousands)                                    $1,177,152       $1,024,254
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.75%**          1.74%
 Net investment income                                                            4.12%**          4.34%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.75%**          1.74%
 Net investment income                                                            4.12%**          4.34%
=======================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                           Year         Year         Year         Year
                                                                           Ended        Ended        Ended        Ended
                                                                           9/30/10      9/30/09      9/30/08      9/30/07
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                       $  10.00     $   9.56     $  10.25     $  10.12
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $   0.51     $   0.57     $   0.50     $   0.42
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                        0.72         0.68        (0.64)        0.14
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $   1.23     $   1.25     $  (0.14)    $   0.56
Distributions to shareowners:
 Net investment income                                                        (0.47)       (0.69)       (0.53)       (0.43)
 Net realized gain                                                               --        (0.12)       (0.02)          --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $   0.76     $   0.44     $  (0.69)    $   0.13
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $  10.76     $  10.00     $   9.56     $  10.25
==========================================================================================================================
Total return*                                                                 12.59%       14.86%       (1.50)%       5.61%
Ratio of net expenses to average net assets+                                   1.78%        1.85%        1.83%        1.82%
Ratio of net investment income to average net assets+                          4.80%        6.12%        4.94%        4.09%
Portfolio turnover rate                                                          39%          32%          47%          58%
Net assets, end of period (in thousands)                                   $870,348     $588,455     $400,974     $404,758
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                  1.78%        1.85%        1.83%        1.82%
 Net investment income                                                         4.80%        6.12%        4.94%        4.09%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                  1.78%        1.85%        1.83%        1.81%
 Net investment income                                                         4.80%        6.12%        4.94%        4.10%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/12  91

-----------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended           Year
                                                                            3/31/12         Ended
                                                                            (unaudited)     9/30/11
-----------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                        $   10.80        $  11.17
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $    0.25        $   0.53
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.41           (0.34)
-----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $    0.66        $   0.19
Distributions to shareowners:
 Net investment income                                                          (0.27)          (0.53)
 Net realized gain                                                              (0.10)          (0.03)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $    0.30        $  (0.37)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   11.10        $  10.80
=====================================================================================================
Total return*                                                                    6.26  %         1.64%
Ratio of net expenses to average net assets+                                     1.40%**         1.35%
Ratio of net investment income to average net assets+                            4.48%**         4.73%
Portfolio turnover rate                                                            12%**           36%
Net assets, end of period (in thousands)                                    $ 192,863       $ 171,918
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                    1.40%**         1.35%
 Net investment income                                                           4.48%**         4.73%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                    1.40%**         1.35%
 Net investment income                                                           4.48%**         4.73%
=====================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                           Year          Year          Year           Year
                                                                           Ended         Ended         Ended          Ended
                                                                           9/30/10       9/30/09       9/30/08        9/30/07
------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                       $   10.38     $    9.91     $   10.62      $  10.50
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $    0.56     $    0.62     $    0.57      $   0.49
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         0.76          0.73         (0.65)         0.14
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $    1.32     $    1.35     $   (0.08)     $   0.63
Distributions to shareowners:
 Net investment income                                                         (0.53)        (0.76)        (0.61)        (0.51)
 Net realized gain                                                                --         (0.12)        (0.02)           --
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $    0.79     $    0.47     $   (0.71)     $   0.12
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   11.17     $   10.38     $    9.91      $  10.62
===============================================================================================================================
Total return*                                                                  13.07%        15.45%        (0.92)%        6.08%
Ratio of net expenses to average net assets+                                    1.41%         1.44%         1.33%         1.28%
Ratio of net investment income to average net assets+                           5.18%         6.58%         5.46%         4.66%
Portfolio turnover rate                                                           39%           32%           47%           58%
Net assets, end of period (in thousands)                                   $ 154,846     $ 114,962     $ 101,361      $ 87,204
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.41%         1.44%         1.33%         1.28%
 Net investment income                                                          5.18%         6.58%         5.46%         4.66%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.41%         1.44%         1.33%         1.28%
 Net investment income                                                          5.18%         6.58%         5.46%         4.66%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


92  Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

---------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended             Year
                                                                            3/31/12           Ended
                                                                            (unaudited)       9/30/11
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                        $   10.64         $     11.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $    0.28         $      0.59
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                          0.41               (0.33)
---------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                        $    0.69         $      0.26
Distributions to shareowners:
 Net investment income                                                          (0.30)              (0.59)
 Net realized gain                                                              (0.10)              (0.03)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $    0.29         $     (0.36)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   10.93         $     10.64
=========================================================================================================
Total return*                                                                    6.54%               2.36%
Ratio of net expenses to average net assets+                                     0.72%**             0.72%
Ratio of net investment income to average net assets+                            5.16%**             5.36%
Portfolio turnover rate                                                            12%**               36%
Net assets, end of period (in thousands)                                    $2,410,569        $ 1,910,764
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     0.72%**            0.72%
 Net investment income                                                            5.16%**            5.36%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.72%**            0.72%
 Net investment income                                                            5.16%**            5.36%
=========================================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                           Year          Year          Year         Year
                                                                           Ended         Ended         Ended        Ended
                                                                           9/30/10       9/30/09       9/30/08      9/30/07
----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                       $   10.23     $    9.78     $  10.47     $  10.35
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                     $    0.65     $    0.71     $   0.62     $   0.53
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         0.72          0.67        (0.63)        0.13
----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                       $    1.37     $    1.38     $  (0.01)    $   0.66
Distributions to shareowners:
 Net investment income                                                         (0.60)        (0.81)       (0.66)       (0.54)
 Net realized gain                                                                --         (0.12)       (0.02)          --
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                 $    0.77     $    0.45     $  (0.69)    $   0.12
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $   11.00     $   10.23     $   9.78     $  10.47
============================================================================================================================
Total return*                                                                  13.75%        16.11%       (0.27)%       6.54%
Ratio of net expenses to average net assets+                                    0.69%         0.70%        0.68%        0.84%
Ratio of net investment income to average net assets+                           5.96%         7.25%        6.21%        5.12%
Portfolio turnover rate                                                           39%           32%          47%          58%
Net assets, end of period (in thousands)                                   $ 664,149     $ 226,994     $ 71,943     $ 30,935
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   0.69%         0.70%        0.68%        0.84%
 Net investment income                                                          5.96%         7.25%        6.21%        5.12%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   0.69%         0.70%        0.68%        0.84%
 Net investment income                                                          5.96%         7.25%        6.21%        5.12%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.
** Annualized.

The accompanying notes are an integral part of these financial statements.


                 Pioneer Strategic Income Fund | Semiannual Report | 3/31/12  93

--------------------------------------------------------------------------------------------------------------------
                                                                                             Six Months
                                                                                             Ended         Year
                                                                                             3/31/12       Ended
                                                                                             (unaudited)   9/30/11
--------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                                         $  10.62      $   10.98
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                                $   0.27      $    0.58
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                          0.42          (0.33)
--------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                                    $   0.69      $    0.25
Distributions to shareowners:
 Net investment income                                                                          (0.29)         (0.58)
 Net realized gain                                                                              (0.10)         (0.03)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $   0.30      $   (0.36)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $  10.92      $   10.62
====================================================================================================================
Total return*                                                                                    6.61%          2.30%
Ratio of net expenses to average net assets+                                                     0.85%          0.82%
Ratio of net investment income to average net assets+                                            5.03%          5.22%
Portfolio turnover rate                                                                            12%            36%
Net assets, end of period (in thousands)                                                     $ 58,896      $  57,976
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                                    0.85%          0.82%
 Net investment income                                                                           5.03%          5.22%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                                    0.85%          0.82%
 Net investment income                                                                           5.03%          5.22%
====================================================================================================================

-------------------------------------------------------------------------------------------------------------------------------
                                                                              Year         Year         Year         7/6/07 (a)
                                                                              Ended        Ended        Ended        to
                                                                              9/30/10      9/30/09      9/30/08      9/30/07
-------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                                          $  10.21     $   9.81     $   10.46    $    10.29
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income (loss)                                                 $   0.64     $   0.71     $   (0.13)   $     0.13
 Net realized and unrealized gain (loss) on investments and foreign
   currency transactions                                                          0.72         0.61          0.16          0.17
-------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                                     $   1.36     $   1.32     $    0.03    $     0.30
Distributions to shareowners:
 Net investment income                                                           (0.59)       (0.80)        (0.66)        (0.13)
 Net realized gain                                                                  --        (0.12)        (0.02)           --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $   0.77     $   0.40     $   (0.65)   $     0.17
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $  10.98     $  10.21     $    9.81    $    10.46
===============================================================================================================================
Total return*                                                                    13.67%       15.43%         0.17%         2.90%(b)
Ratio of net expenses to average net assets+                                      0.79%        0.80%         0.71%         0.69%**
Ratio of net investment income to average net assets+                             5.81%        6.96%         6.21%         5.24%**
Portfolio turnover rate                                                             39%          32%           47%           58%(b)
Net assets, end of period (in thousands)                                      $ 41,175     $ 14,187     $   3,180    $      102
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     0.79%        0.80%         0.71%         0.69%**
 Net investment income                                                            5.81%        6.96%         6.21%         5.24%**
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.79%        0.80%         0.71%         0.69%**
 Net investment income                                                            5.81%        6.96%         6.21%         5.24%**
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
(a) Class Z shares were first publicly offered on July 6, 2007.
(b) Not annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


94  Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Notes to Financial Statements | 3/31/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Strategic Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class Z shares were first publicly offered on July 6, 2007. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    95

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Securities or loans for which independent pricing services are unable to supply prices for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At March 31, 2012, there were two securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing less than 0.1% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.


96    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    97

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2011 was as follows:



   ----------------------------------------------
                                             2011
   ----------------------------------------------
   Distributions paid from:
   Ordinary income                   $220,731,476
   Long-term capital gain                      --
   ----------------------------------------------
      Total                          $220,731,476
   ==============================================

  The following shows the components of distributable earnings on a federal income tax-basis at September 30, 2011.



   ----------------------------------------------
                                             2011
   ----------------------------------------------
   Distributable earnings:
   Undistributed ordinary income     $ 23,671,989
   Undistributed long-term gain        33,108,939
   Dividends payable                   (7,031,346)
   Net unrealized loss                 (9,182,791)
   ----------------------------------------------
      Total                          $ 40,566,791
   ==============================================

   The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market on foreign currency and futures contracts, interest on defaulted bonds and interest accruals on preferred stock.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned $199,231 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2012.


98    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
   Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y, and Class Z shares can reflect different transfer agent and distribution expense rates.


G. Risks

   Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. Investments in high-yield or lower-rated securities are subject to greater-than-average risk. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are


               Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    99
   recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average number of contracts open during the six months ended March 31, 2012 was 6,617.

   At March 31, 2012, open futures contracts were as follows:



-----------------------------------------------------------------------------------------
                          Number of                                          Unrealized
                          Contracts        Settlement                        Appreciation/
 Type                     Long/(Short)     Month            Value            (Depreciation)
-----------------------------------------------------------------------------------------
 U.S. Long Bond (CBT)        294           6/12             $ 40,498,500     $(1,410,283)
 U.S. 10 Year Note        (4,718)          6/12             (610,907,305)      8,641,725
 U.S. 2 Year Note (CBT)     (897)          6/12             (197,466,136)        154,176
 U.S. 5 Year Note (CBT)   (1,292)          6/12             (158,320,466)        879,804
 U.S. Ultra Bond (CBT)       866           6/12              133,758,313      (5,410,909)
-----------------------------------------------------------------------------------------
                                                                             $ 2,854,513
=========================================================================================

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


J. Securities Lending

   The Fund may lend securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends


100    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12
   or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined. At March 31, 2012, the Fund had no securities on loan.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2012, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.56% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation was in effect through February 1, 2012.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $293,812 in management fees, administrative costs and certain other reimbursements payable to PIM at March 31, 2012.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts.


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    101

For the six months ended March 31, 2012, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------
 Shareholder Communications:
-----------------------------------------------
 Class A                             $  979,030
 Class B                                 43,419
 Class C                                572,798
 Class R                                243,154
 Class Y                                970,939
 Class Z                                 44,917
-----------------------------------------------
 Total                               $2,854,257
===============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $505,475 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at March 31, 2012.


4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $146,300 in distribution fees payable to PFD at March 31, 2012.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of


102    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12
shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2012, CDSCs in the amount of $149,989 were paid to PFD.


5. Expense Offset Agreements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended March 31, 2012, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At March 31, 2012, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended March 31, 2012 was $191,493,033. Open portfolio hedges at March 31, 2012 were as follows:



--------------------------------------------------------------------------------------------------------------
                             Net                                                                  Net
                             Contracts to       In Exchange       Settlement                      Unrealized
 Currency                    Deliver            For USD           Date           Value            Gain (Loss)
--------------------------------------------------------------------------------------------------------------
 AUD (Australian Dollar)       (28,161,000)     $(29,318,079)     4/20/12       $(29,117,029)     $(29,117,029)
 AUD (Australian Dollar)        29,318,079        29,318,079      4/20/12         29,318,079        29,318,079
 EUR (Euro)                    (86,000,000)     (112,152,944)     4/20/12       (114,676,452)     (114,676,452)
 EUR (Euro)                    112,152,944       112,152,944      4/20/12        112,152,944       112,152,944
 GBP (British Pound)            (1,400,000)       (2,206,914)     5/14/12         (2,238,675)       (2,238,675)
 GBP (British Pound)             2,206,914         2,206,914      5/14/12          2,206,914         2,206,914
 KRW (Korean Won)               (7,939,074)       (7,939,074)      4/9/12         (7,939,074)       (7,939,074)
 KRW (Korean Won)               (7,906,360)       (7,906,360)      4/9/12         (7,906,360)       (7,906,360)
 KRW (Korean Won)            8,950,000,000         7,906,360       4/9/12          7,903,288         7,903,288
 KRW (Korean Won)            8,950,000,000         7,939,074       4/9/12          7,903,288         7,903,288
 MYR (Malaysian Ringgit)        (7,883,586)       (7,883,586)     5/11/12         (7,883,586)       (7,883,586)
 MYR (Malaysian Ringgit)        (5,389,418)       (5,389,418)     5/11/12         (5,389,418)       (5,389,418)
 MYR (Malaysian Ringgit)        16,400,000         5,389,418      5/11/12          5,342,077         5,342,077
 MYR (Malaysian Ringgit)        24,000,000         7,883,586      5/11/12          7,817,674         7,817,674
 NOK (Norwegian Krone)        (187,100,000)      (32,474,098)     4/25/12        (32,830,425)      (32,830,425)
 NOK (Norwegian Krone)          32,474,098        32,474,098      4/25/12         32,474,098        32,474,098
--------------------------------------------------------------------------------------------------------------
 Total                                                                                          $   (2,862,657)
==============================================================================================================



              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    103

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2015 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended March 31, 2012, the Fund had no outstanding borrowings.


8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of March 31, 2012 were as follows:



Derivatives Not
Accounted for as
Hedging Instruments                   Asset Derivatives 2012           Liabilities Derivatives 2012
Under Accounting                 --------------------------------   ----------------------------------
Standards Codification           Balance Sheet                      Balance Sheet
(ASC) 815                        Location            Value          Location            Value
 Foreign Exchange Contracts*     Receivables                        Payables            $(2,862,657)
 Interest Rate Futures**         Net Assets --      $9,675,705      Net Assets --       $(6,821,192)
                                 Unrealized                         Unrealized
                                 Appreciation                       Depreciation
-----------------------------------------------------------------------------------------------------
    Total                                           $9,675,705                          $9,683,849
====================================================================================================

* Foreign exchange contracts are shown as net receivables on the Statement of Assets and Liabilities.


** Reflects unrealized appreciation/depreciation of futures contracts (see Note
   1H). The current day's variation margin is separately disclosed on the Statement of Assets and Liabilities.


104    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2012 was as follows:



------------------------------------------------------------------------------------------------------------
Derivatives Not                                                                               Change in
Accounted for as                                                           Realized           Unrealized
Hedging Instruments                                                        Loss on            Loss
Under Accounting                Location of Gain or (Loss)                 Derivatives        on Derivatives
Standards Codification          On Derivatives Recognized                  Recognized         Recognized
(ASC) 815                       in Income                                  in Income          in Income
------------------------------------------------------------------------------------------------------------
 Interest Rate Futures          Net realized loss on futures contracts     $(6,518,861)
 Interest Rate Futures          Change in net unrealized gain                                 $(1,601,551)
                                on futures contracts
 Foreign Exchange Contracts     Net realized gain on forward               $(3,327,129)
                                foreign currency contracts and
                                other assets and liabilities
                                denominated in foreign currencies
 Foreign Exchange Contracts     Change in unrealized loss on                                  $(3,975,087)
                                forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    105

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 65.94% and 5.00%, respectively.


106    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Strategic Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2011 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    107

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2011, in the second quintile of its Morningstar category for the three year period ended June 30, 2011, and in the first quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees also considered that the Fund's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Fund's benchmark index. The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2011 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule


108    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12
and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees also compared the expense ratio of the Fund with the funds in the Fund's Morningstar peer group, which was comprised of a greater number of funds than the Strategic Insight peer group, and noted that the Fund's expense ratio for the twelve months ended June 30, 2011 was in the fourth quintile relative to its Morningstar category. The Trustees noted that the Fund's expense ratio was five basis points above the median expense ratio of the other funds in the Fund's Morningstar peer group.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and to its other clients and considered the differences in management fees and profit margins for PIM's Fund and non-Fund services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    109

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


110    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    111

                           This page for your notes.

112    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

                           This page for your notes.

              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    113

                           This page for your notes.

114    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

                           This page for your notes.

              Pioneer Strategic Income Fund | Semiannual Report | 3/31/12    115

                           This page for your notes.

116    Pioneer Strategic Income Fund | Semiannual Report | 3/31/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Strategic Income Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 30, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 30, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2012

* Print the name and title of each signing officer under his or her signature.